UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-08673

                          DREYFUS INVESTMENT PORTFOLIOS
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        12/31


Date of reporting period:       6/30/03

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      DREYFUS
      INVESTMENT PORTFOLIOS,
      CORE BOND PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            15   Statement of Securities Sold Short

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                            33   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                            Core Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Core Bond Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

Bonds continued to rally during the first half of 2003, with prices driven higher by a combination of declining interest rates and improving investor sentiment. Most notably, corporate bonds rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, the bond market' s strong performance over the past several years has had a downside: yields on some types of bonds are hovering near historical lows. For many investors, maintaining a steady stream of current income has been a challenge.

What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter

Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

HOW DID DREYFUS INVESTMENT PORTFOLIOS, CORE BOND PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

For the six-month period ended June 30, 2003, the portfolio's Initial shares achieved a total return of 6.24% and its Service shares achieved a total return of 6.16% .(1) The portfolio produced aggregate income dividends of $0.254 per share and $0.254 per share for its Initial and Service shares, respectively. In comparison, the Lehman Brothers Aggregate Bond Index, the portfolio's current benchmark index, and the Merrill Lynch U.S. Domestic Master Index, the portfolio's previous benchmark index, produced total returns of 3.93% and 3.95%, respectively, for the same period.(2)

The portfolio benefited during the reporting period from a rally among investment-grade corporate bonds, high-yield bonds, and inflation-protected securities. The portfolio' s overweight in investment-grade corporate bonds, high-yield bonds and inflation-protected securities, and its underweight position in mortgage-backed securities and U.S. government agency debentures, enabled it to provide higher returns than its benchmark during the reporting period.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio seeks to maximize total return through both capital appreciation and current income. The portfolio invests at least 80% of its assets in bonds, including U.S. Treasury securities, U.S. government agency securities, corporate bonds, foreign bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The portfolio may invest up to 35% of its assets in bonds rated below investment-grade credit quality, also known as high-yield securities.

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of

                                                                The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

     sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the portfolio's average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we will generally increase the portfolio's average duration to lock in prevailing yields.

* SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on prevailing and expected market and economic conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of their issuers.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

The portfolio was primarily affected by renewed strength in the corporate bond market, both investment-grade corporates as well as high-yield corporate bonds. When the reporting period began, corporate bonds had already begun to recover from a lengthy period of pronounced weakness as investors began to look forward to potentially stronger economic growth in 2003. Although the economy failed to gain momentum during the first quarter of 2003, investors apparently felt more comfortable investing in corporate bonds after many companies strengthened their balance sheets and reduced capital expenditures and debt. As a result of these influences, the difference in yields, or "spread," between corporate bonds and U.S. Treasury securities contracted, producing attractive levels of price appreciation among corporate bonds in general.

In the second quarter, as the war in Iraq wound down and investors' attention shifted from geopolitics to economic fundamentals, many investors began to anticipate lower short-term interest rates. Indeed, near the end of the reporting period, the Federal Reserve Board reduced the federal funds rate by 25 basis points, driving interest rates to a 45-year low of 1%. As yields fell in anticipation of lower interest rates, bond prices generally rose.

The portfolio was well-positioned for this constructive investment environment after beginning 2003 with heavier exposure to investment-grade corporate bonds as well as high-yield bonds relative to its benchmark. Our sector allocation strategy helped drive the portfolio's performance in other ways as well. For example, the portfolio's lighter than average exposure to mortgage-backed securities helped it avoid the brunt of weakness in the mortgage marketplace, which was caused by a surge in mortgage refinancing as interest rates continued to fall. Later in the reporting period, the portfolio's relatively light holdings of U.S. government agency debt helped protect it when questions arose about the management practices of the Federal Home Loan Mortgage Corporation, also known as "Freddie Mac."

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

We have begun to trim the portfolio's holdings of corporate bonds, because spreads recently have declined to levels that are below their historical averages. We also have taken profits in TIPS as they, in our opinion, have become richly valued. At the same time, because we are seeing signs that prepayment activity is abating, we have increased the portfolio's exposure to mortgage-backed securities. However, we continue to remain defensively positioned with regard to U.S. government agency debt, which we believe may continue to languish as Congressional and regulatory scrutiny of government-sponsored enterprises intensifies.

July 15, 2003

     THE  PORTFOLIO IS ONLY  AVAILABLE AS A FUNDING  VEHICLE  UNDER VARIOUS
     LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, CORE BOND PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH U.S. DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



                                                                                                Principal
BONDS AND NOTES--97.9%                                                                           Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE--.1%

Continental Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. A, 6.648%, 2017                                                             130,722                  126,170

US Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                           42,614  (b)               8,523

                                                                                                                         134,693

AGRICULTURE--.3%

Bunge Ltd. Finance,

   Notes, 5.875%, 2013                                                                          315,000  (c)             325,578

ASSET-BACKED CTFS./CREDIT CARDS--.6%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. 6.8%, 2014                                                                 525,000                  574,508

ASSET-BACKED CTFS./HOME EQUITY LOANS--.6%

Conseco Finance Home Loan Trust,

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                             350,000                  378,756

Conseco Finance Securitizations,

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                              31,187                   31,503

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            113,141                  117,037

                                                                                                                         527,296

AUTOMOTIVE--1.0%

Ford Motor,

   Global Landmark Securities, 7.45%, 2031                                                       90,000                   82,675

General Motors,

   Deb., 8.375%, 2033                                                                           928,000                  913,440

                                                                                                                         996,115

BANKING--2.0%

Bayer Hypo-und Vereinsbank,

   Bonds, 8.741%, 2031                                                                          350,000  (c)             369,175

Capital One Bank,

   Notes, 6.5%, 2013                                                                            315,000                  312,610

Capital One Financial,

   Notes, 7.25%, 2003                                                                            33,000                   33,455

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                          570,000  (c)             630,637

Sovereign Bancorp,

   Sr. Notes, 10.5%, 2006                                                                       473,000                  568,734

                                                                                                                       1,914,611


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE/MEDIA--2.9%

America Online,

   Conv. Sub. Notes, 0%, 2019                                                                   960,000                  588,000

Clear Channel Communications,

   Notes, 4.25%, 2009                                                                           394,000                  399,542

Comcast,

   Gtd. Sr. Notes, 6.5%, 2015                                                                   418,000                  471,268

Cox Communications,

   Sr. Notes, 6.75%, 2011                                                                       249,000                  290,882

Liberty Media,

   Notes, 7.875%, 2009                                                                          319,000                  374,242

USA Interactive,

   Notes, 7%, 2013                                                                              327,000                  377,312

Viacom,

   Bonds, 5.5%, 2033                                                                            317,000                  316,284

                                                                                                                       2,817,530

CHEMICALS--.4%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                    200,000                  182,000

Lyondell Chemical,

   Sr. Secured Notes, 10.5%, 2013                                                               200,000  (c)             201,000

                                                                                                                         383,000

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--3.0%

1211 Finance,

   Ser. 2000-1211, Cl. A, 7.745%, 2035                                                        1,100,000  (c)           1,335,984

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                             441,000                  506,149

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                          709,993  (c,d)           783,544

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. C, 6.733%, 2016                                                          269,000  (c)             293,146

                                                                                                                       2,918,823

COMMERCIAL SERVICES--.3%

Cendant,

   Notes, 6.25%, 2010                                                                           215,000                  239,496

FINANCIAL SERVICES--.9%

Farmers Exchange Capital,

   Trust Surplus Note Securities, 7.05%, 2028                                                   400,000  (c)             360,500

GMAC,

   Bonds, 8%, 2031                                                                              243,000                  239,081

                                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

General Electric Capital,

   Medium-Term Notes, Ser. A, 6.75%, 2032                                                       214,000                  251,149

                                                                                                                         850,730

FOOD & BEVERAGES--.4%

Diageo Capital,

   Notes, 4.85%, 2018                                                                           416,000                  430,711

FOREIGN/GOVERNMENTAL--.4%

Province of Quebec,

   Deb., 3.3%, 2013                                                        CAD                  540,000  (e)             415,941

HEALTH CARE--.6%

HCA,

   Notes, 6.25%, 2013                                                                           192,000                  196,085

Manor Care,

   Notes, 6.25%, 2013                                                                           328,000  (c)             341,120

                                                                                                                         537,205

HOTELS--.1%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                   80,000                   76,400

INSURANCE--1.6%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                          342,000                  462,486

Fund American Cos.,

   Notes, 5.875%, 2013                                                                          230,000                  240,946

Markel,

   Notes, 6.8%, 2013                                                                            265,000                  288,788

Metlife,

   Sr. Notes, 5.375%, 2012                                                                      105,000                  113,345

QBE Insurance,

   Bonds, 5.647%, 2023                                                                          475,000  (c,d)           462,530

                                                                                                                       1,568,095

MANUFACTURING--.8%

General Electric,

   Notes, 5%, 2013                                                                              450,000                  476,223

Tyco International,

   Gtd. Notes, 5.8%, 2006                                                                       289,000                  299,837

                                                                                                                         776,060


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

METALS & MINING--1.0%

Alcoa,

   Notes, 6%, 2012                                                                              376,000                  424,255

Carpenter Technology,

   Sr. Notes, 6.625%, 2013                                                                      200,000  (c)             201,533

Placer Dome,

   Deb., Ser. B, 8.5%, 2045                                                                     265,000                  321,412

                                                                                                                         947,200

OIL & GAS--.4%

El Paso Production,

   Gtd. Sr. Notes, 7.75%, 2013                                                                  200,000  (c)             200,500

Petro-Canada,

   Deb., 7%, 2028                                                                               141,000                  166,329

                                                                                                                         366,829

PAPER & FOREST PRODUCTS--.9%

Inversiones CMPC,

   Notes, 4.875%, 2013                                                                          335,000  (c)             331,739

Rock-Tenn,

   Bonds, 5.625%, 2013                                                                          190,000                  198,205

Weyerhaeuser,

   Notes, 6.75%, 2012                                                                           340,000                  386,616

                                                                                                                         916,560

REAL ESTATE INVESTMENT TRUSTS--.2%

New Plan Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                      175,000                  183,967

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--4.1%

Bank of America Mortgage Securities,

   Ser. 2003-1, Cl. 2B4, 5.25%, 2018                                                            148,182  (c)             135,609

Chase Mortgage Finance:

   Ser. 1999-S13, Cl. B4, 6.5%, 2014                                                            185,385  (c)             187,893

   Ser. 2003-S1, Cl. B3, 5.072%, 2018                                                           345,622  (c)             323,373

   Ser. 2003-S2, Cl. B3, 5%, 2018                                                               271,975  (c)             249,837

   Ser. 2003-S2, Cl. B4, 5%, 2018                                                               135,493  (c)             108,079

   Ser. 2003-S2, Cl. B5, 5%, 2018                                                               272,931  (c)              84,827

Countrywide Home Loans:

   Ser. 2001-9, Cl. B3, 6.75%, 2031                                                             610,350  (c)             631,415

   Ser. 2002-26, Cl. B3, 5.5%, 2017                                                             194,705  (c)             184,879

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GE Capital Mortgage Services,

   Ser. 2000-8, Cl. B5, 7.5%, 2015                                                              164,019  (c)              94,179

PNC Mortgage Securities,

   Ser. 1998-2, Cl. 5B5, 6.625%, 2028                                                           563,064                  577,759

Residential Funding Mortgage Securities I:

   Ser. 1999-S11, Cl. M3, 6.5%, 2029                                                            714,173                  757,168

   Ser. 2001-S21, Cl. B2, 6.25%, 2016                                                           106,248                  104,878

   Ser. 2003-S1, Cl. B1, 5%, 2018                                                               297,422  (c)             267,866

Wells Fargo Mortgage Backed Securities,

   Ser. 2003-2, Cl. B5, 5.25%, 2018                                                             346,134  (c)             281,652

                                                                                                                       3,989,414

RETAIL--.8%

Sears Roebuck Acceptance,

   Notes, 7%, 2032                                                                              335,000                  375,949

Toys R Us,

   Notes, 7.875%, 2013                                                                          320,000                  344,822

                                                                                                                         720,771

STRUCTURED INDEX--8.2%

JP Morgan HYDI-100,

   Linked Ctf. of Deposit, 6.4%, 2008                                                           500,000  (c,f)           507,500

Morgan Stanley TRACERS:

   Ser. 2001-1, 7.252%, 2011                                                                  1,984,000  (c,f)         2,345,868

   Ser. 2002-5, 6.799%, 2012                                                                  4,380,000  (c,f)         5,083,253

                                                                                                                       7,936,621

TECHNOLOGY--1.0%

Cypress Semiconductor,

   Conv. Notes, 4%, 2005                                                                        212,000                  213,590

IBM,

   Notes, 4.75%, 2012                                                                           400,000                  421,226

International Rectifier,

   Conv. Notes, 4.25%, 2007                                                                     327,000                  320,051

                                                                                                                         954,867

TELECOMMUNICATIONS--2.0%

British Telecommunications,

   Notes, 8.125%, 2010                                                                          191,000                  241,974

France Telecom,

   Notes, 7.75%, 2011                                                                           169,000                  213,068


                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Koninklijke KPN NV,

   Sr. Notes, 8%, 2010                                                                          211,000                  261,658

Qwest:

   Bank Note, Ser. A, 5.97%, 2007                                                               517,000                  520,877

   Bank Note, Ser. B, 5.97%, 2007                                                               298,000                  295,765

Verizon Florida,

   Deb., Ser. F, 6.125%, 2013                                                                   392,000                  444,837

                                                                                                                       1,978,179

U.S. GOVERNMENT--24.1%

U.S. Treasury Notes:

   1.125%, 6/30/2005                                                                          4,543,000                4,527,386

   1.25%, 5/31/2005                                                                           3,901,000                3,901,000

   2%, 5/15/2006                                                                              6,698,000                6,771,263

   3.25%, 5/31/2004                                                                             487,000                  496,983

   3.625%, 5/15/2013                                                                          2,630,000                2,653,012

   5.75%, 8/15/2010                                                                           4,333,000                5,073,163

                                                                                                                      23,422,807

U.S. GOVERNMENT AGENCIES--.8%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                            744,836  (g)             809,248

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--36.1%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC

    (Interest Only Obligation),

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                           18,947  (h)                 307

Federal National Mortgage Association:

   5%, 9/1/2017                                                                                 339,291                  350,904

   5.5%, 4/1/2033                                                                               269,651                  279,256

   6.2%, 1/1/2011                                                                             1,951,060                2,257,971

   REMIC Trust, Gtd. Pass-Through Ctfs.

   (Interest Only Obligations):

      Ser. 2002-82, Cl. IB, 5.5%, 1/25/2021                                                   4,443,865  (h)             124,911

      Ser. 2002-92, Cl. IA, 5.5%, 5/25/2031                                                   1,458,963  (h)              81,929

Government National Mortgage Association I:

   5%                                                                                         6,294,000  (i)           6,447,385

   5.5%                                                                                      20,291,000  (i)          21,128,004

   5.5%, 4/15/2033                                                                            2,510,403                2,620,233

                                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association II:

   4%, 7/20/2030                                                                                 74,888                   77,313

   6.5%, 5/20/2031-9/20/2031                                                                  1,110,173                1,160,131

   7%, 7/20/2031                                                                                 83,661                   88,027

   7.5%, 5/20/2031-8/20/2031                                                                    322,282                  340,510

   8%, 2/20/2034                                                                                 23,671                   25,321

                                                                                                                      34,982,202

UTILITIES/GAS & ELECTRIC--2.3%

American Electric Power,

   Sr. Notes, 5.25%, 2015                                                                       166,000                  167,751

CenterPoint Energy,

   Conv. Notes, 3.75%, 2008                                                                     264,000  (c)             274,560

CenterPoint Energy Houston,

   Refunding Mortgage, 5.7%, 2013                                                               183,000  (c)             198,820

Duke Energy,

   First Mortgage, 3.75%, 2008                                                                  245,000  (c)             252,456

PPL Energy Supply,

   Conv. Sr. Notes, 2.625%, 2023                                                                272,000  (c)             284,240

Public Service Colorado,

   First Mortgage, 4.875%, 2013                                                                 403,000  (c)             419,701

Teco Energy,

   Sr. Notes, 7.5%, 2010                                                                        315,000                  322,875

Virginia Electric & Power,

   Sr. Notes, Ser. A, 4.75%, 2013                                                               334,000                  347,052

                                                                                                                       2,267,455

TOTAL BONDS AND NOTES
   (cost $92,968,709)                                                                                                 94,962,912
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.1%                                                                               Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS

Exco Resources,
   (cost $122,820)                                                                                5,843                  104,648


PREFERRED STOCKS--2.1%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--.4%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                     7,193  (j)             411,727

INSURANCE--.4%

Travelers Property Casualty,

   Cum. Conv., $1.125                                                                            14,662                  351,888

TELECOMMUNICATIONS--.1%

Motorola,

   Cum. Conv., $3.50 (units)                                                                      3,253  (k)             106,048

UTILITIES/GAS & ELECTRIC--1.2%

Ameren,

   Cum. Conv., $2.4375 (units)                                                                    5,139  (l)             146,050

Cinergy,

   Cum. Conv., $4.75 (units)                                                                      4,153  (m)             246,024

FPL Group,

   Cum. Conv., $4.25 (units)                                                                     10,133  (m)             604,231

Keyspan,

   Cum. Conv., $4.375 (units)                                                                     3,006  (n)             159,168

                                                                                                                       1,155,473

TOTAL PREFERRED STOCKS
   (cost $2,116,291)                                                                                                   2,025,136
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--16.3%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     5,271,666  (o)           5,271,666

Dreyfus Institutional Cash Advantage Plus Fund                                                5,271,667  (o)           5,271,667

Dreyfus Institutional Preferred Plus Money Market Fund                                        5,271,667  (o)           5,271,667

TOTAL OTHER INVESTMENTS
   (cost $15,815,000)                                                                                                 15,815,000

                                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
SHORT-TERM INVESTMENTS--24.8%                                                                    Amount(a)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------=

U.S. TREASURY BILLS:

1.04%, 7/3/2003                                                                               2,498,000                2,497,900

1.1%, 7/24/2003                                                                               1,585,000                1,584,223

1.14%, 8/28/2003                                                                              3,781,000                3,776,123

..94%, 9/25/2003                                                                               5,241,000                5,230,623

..78%, 10/23/2003                                                                              1,287,000                1,283,782

..8%, 11/20/2003                                                                               1,287,000                1,282,174

..84%, 12/11/2003                                                                              2,126,000                2,118,028

..95%, 12/18/2003                                                                              6,321,000                6,293,314

TOTAL SHORT-TERM INVESTMENTS

   (cost $24,065,356)                                                                                                 24,066,167
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $135,088,176)                                                             141.2%             136,973,863

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (41.2%)            (39,965,470)

NET ASSETS                                                                                        100.0%              97,008,393

(A)  PRINCIPAL   AMOUNT  STATED  IN  U.S.   DOLLARS  UNLESS   OTHERWISE   NOTED.
     CAD--CANADIAN DOLLARS

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003,
     THESE SECURITIES AMOUNTED TO $17,752,993 OR 18.3% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CANADIAN CONSUMER PRICE INDEX.

(F)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(G)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(J)  WITH WARRANTS ATTACHED.

(K)  UNITS  REPRESENT A CONTRACT TO PURCHASE  SHARES OF COMMON  STOCK FOR $50 ON
     NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(L)  UNITS  REPRESENT A CONTRACT TO PURCHASE  SHARES OF COMMON  STOCK FOR $25 ON
     MAY 15, 2005 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $25.

(M)  UNITS  REPRESENT A CONTRACT TO PURCHASE  SHARES OF COMMON  STOCK FOR $50 ON
     FEBRUARY 16, 2005 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(N)  UNITS  REPRESENT A CONTRACT TO PURCHASE  SHARES OF COMMON  STOCK FOR $50 ON
     MAY 16, 2005 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(O)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

June 30, 2003 (Unaudited)

                                                    Principal
BONDS AND NOTES                                     Amount ($)        Value ($)
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 5.5%
   (proceeds $6,096,912)                            5,883,000(a)     6,070,521

(A) SOLD ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           135,088,176   136,973,863

Cash                                                                  1,042,514

Receivable for investment securities sold                             6,476,194

Receivable from brokers for proceeds on securities sold short         6,096,912

Dividends and interest receivable                                       710,503

Receivable for shares of Beneficial Interest subscribed                 129,660

Paydowns receivable                                                       2,211

                                                                    151,431,857
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            49,533

Payable for investment securities purchased                          48,096,412

Securities sold short, at value (proceeds $6,096,912)
  --See Statement of Securities Sold Short                            6,070,521

Payable for shares of Beneficial Interest redeemed                      143,554

Payable for futures variation margin--Note 4                             22,164

Unrealized depreciation on swaps--Note 4                                  5,984

Accrued expenses                                                         35,296

                                                                     54,423,464
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       97,008,393
--------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      93,074,764

Accumulated distributions in excess of investment income--net          (106,954)

Accumulated net realized gain (loss) on investments                   2,146,173

Accumulated net unrealized appreciation (depreciation) on investments 1,894,410
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       97,008,393

NET ASSET VALUE PER SHARE

                                              Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                    36,059,621      60,948,772

Shares Outstanding                                 2,688,662       4,548,184
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                          13.41           13.40

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,979,495

Cash dividends                                                         122,014

TOTAL INCOME                                                         2,101,509

EXPENSES:

Investment advisory fee--Note 3(a)                                     282,919

Distribution fees--Note 3(b)                                            76,794

Auditing fees                                                           23,175

Custodian fees--Note 3(b)                                               15,009

Prospectus and shareholders' reports                                    10,068

Legal fees                                                               3,191

Trustees' fees and expenses--Note 3(c)                                   1,016

Miscellaneous                                                            8,166

TOTAL EXPENSES                                                         420,338

Less--waiver of fees due to
  undertaking--Note 3(a)                                               (54,569)

NET EXPENSES                                                           365,769

INVESTMENT INCOME--NET                                               1,735,740
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         4,665,954

Net realized gain (loss) on financial futures                         (539,601)

Net realized gain (loss) on swap tansactions                            18,108

Net realized gain (loss) on forward currency exchange contracts       (170,754)

NET REALIZED GAIN (LOSS)                                             3,973,707

Net unrealized appreciation (depreciation) on investments, securities sold short, foreign currency and swap transactions (including $122,750
  net unrealized appreciation on financial futures)                     31,052

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,004,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,740,499

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                             June 30, 2003           Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,735,740             3,816,929

Net realized gain (loss) on investments         3,973,707              (936,393)

Net unrealized appreciation
   (depreciation) on investments                   31,052             2,378,169

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,740,499             5,258,705
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (688,202)           (1,470,409)

Service shares                                 (1,156,250)           (2,466,828)

TOTAL DIVIDENDS                                (1,844,452)           (3,937,237)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  4,711,768            12,327,742

Service shares                                  5,197,147            35,038,710

Dividends reinvested:

Initial shares                                    688,202             1,470,409

Service shares                                  1,156,250             2,466,828

Cost of shares redeemed:

Initial shares                                 (4,627,468)           (7,264,010)

Service shares                                 (5,646,989)          (10,887,362)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             1,478,910            33,152,317

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,374,957            34,473,785
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            91,633,436           57,159,651

END OF PERIOD                                  97,008,393           91,633,436

Undistributed (distributions in excess of )
   investment income--net                       (106,954)                1,758


                                          Six Months Ended
                                             June 30, 2003           Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       363,219              972,479

Shares issued for dividends reinvested             52,709              116,120

Shares redeemed                                  (353,476)            (573,670)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      62,452              514,929
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       398,252            2,762,297

Shares issued for dividends reinvested             88,640              194,898

Shares redeemed                                  (432,329)            (865,805)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      54,563            2,091,390

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                                           Six Months Ended                        Year Ended December 31,
                                                              June 30, 2003           ----------------------------------------------
INITIAL SHARES                                                  (Unaudited)               2002           2001(a)       2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   12.87               12.67          12.94           12.50

Investment Operations:

Investment income--net                                                   .24(c)              .61(c)         .75(c)          .50

Net realized and unrealized
   gain (loss) on investments                                            .55                 .21           (.18)            .56

Total from Investment Operations                                         .79                 .82            .57            1.06

Distributions:

Dividends from investment income--net                                   (.25)               (.62)          (.72)           (.50)

Dividends from net realized
   gain on investments                                                    --                  --           (.12)           (.12)

Total Distributions                                                     (.25)               (.62)          (.84)           (.62)

Net asset value, end of period                                         13.41               12.87          12.67           12.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        6.24(d)             6.70           4.55            8.61(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .74(e)              .80            .80             .80(e)

Ratio of net investment income
   to average net assets                                                3.72(e)             4.82           5.71            6.24(e)

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                             --                  --            .17            1.10(e)

Portfolio Turnover Rate                                               424.27(d)           653.12         654.39          953.66(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 36,060              33,810         26,744          12,048

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD ENDED  DECEMBER 31, 2001 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.04 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 6.04% TO 5.71%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                         Six Months Ended                         Year Ended December 31,
                                                            June 30, 2003             ----------------------------------------------
SERVICE SHARES                                                (Unaudited)                 2002            2001(a)         2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                               12.87                 12.66           12.93           12.93

Investment Operations:

Investment income--net                                               .24(c)                .62(c)          .70(c)           --

Net realized and unrealized
   gain (loss) on investments                                        .54                   .21            (.13)             --

Total from Investment Operations                                     .78                   .83             .57              --

Distributions:

Dividends from investment income--net                               (.25)                 (.62)           (.72)             --

Dividends from net realized
   gain on investments                                                --                    --            (.12)             --

Total Distributions                                                 (.25)                 (.62)           (.84)             --

Net asset value, end of period                                     13.40                 12.87           12.66           12.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    6.16(d)               6.78            4.46              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .80(e)                .80             .80              --

Ratio of net investment income
   to average net assets                                            3.65(e)               4.82            5.77              --

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                        .18(e)                .20             .35              --

Portfolio Turnover Rate                                           424.27(d)             653.12          654.39          953.66(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             60,949                57,823          30,416               1

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES FOR THE PERIOD ENDED  DECEMBER 31, 2001 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.04 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 6.10% TO 5.77%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Core Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return through capital appreciation and current income. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service (the

"Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Swap transactions are valued daily based upon quotations from market makers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities


                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

On June 30, 2003, the Board of Trustees declared a cash dividend of $.032 and $.032 per share for Initial shares and Service shares, respectively, from undistributed investment income-net, payable on July 1, 2003 (ex-dividend date), to shareholders of record as of the close of business on June 30, 2003.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.


The portfolio has an unused capital loss carryover of $1,609,283 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $3,937,237. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINES OF CREDIT:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under either line of credit.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2003, the Manager waived receipt of fees of $54,569, pursuant to the undertaking.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $76,794 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $93 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $15,009 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended June 30, 2003, the portfolio derived $77,916 in income from these investments, which is included as dividend income in the portfolio's Statement of Operations.

NOTE 4--SECURITIES TRANSACTIONS:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures, forward currency exchange contracts and swap transactions during the period ended June 30, 2003:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       391,481,557          390,313,822

Short sale transactions                          --            6,085,228

     TOTAL                              391,481,557          396,399,050

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. The portfolio's long security positions serve as collateral for the open short positions. Securities sold short at June 30, 2003, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading.

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2003, there were no financial futures contracts outstanding.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2003, there were no forward currency exchange contracts outstanding.

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by
another    nominal    instrument.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. The following summarizes credit default swaps entered into by the portfolio at June 30, 2003:


                                                                                                                    Unrealized
                                                                                                                   Appreciation
Notional Amount ($)                                                         Description                       (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
350,000                                                       Agreement with Merrill Lynch,                                  171

                                                                 terminating June 20, 2008
                                                                to pay a fixed rate of .34%

                                                            and receive if positive (pay if

                                                           negative) the notional amount as

                                                               a result of interest payment

                                                             default totaling $1,000,000 or

                                                               principal payment default of

                                                               $10,000,000 on Bear Stearns,

                                                                          7.625%, 12/7/2009

350,000                                                        Agreement with Merrill Lynch                                 (159)

                                                                  terminating June 20, 2008

                                                                to pay a fixed rate of .36%

                                                            and receive if positive (pay if

                                                           negative) the notional amount as

                                                               a result of interest payment

                                                                default totaling $1,000,000

                                                            or principal payment default of

                                                               $10,000,000 on Bear Stearns,

                                                                          7.625%, 12/7/2009

400,000                                                        Agreement with Merrill Lynch                                 (584)

                                                             terminating September 20, 2008

                                                                to pay a fixed rate of .38%

                                                            and receive if positive (pay if

                                                           negative) the notional amount as

                                                               a result of interest payment

                                                                default totaling $1,000,000

                                                            or principal payment default of

                                                               $10,000,000 on Bear Stearns,

                                                                          7.625%, 12/7/2009

1,100,000                                                      Agreement with Merrill Lynch                               (1,096)

                                                                  terminating June 20, 2008

                                                                to pay a fixed rate of .29%

                                                            and receive if positive (pay if

                                                              negative) the notional amount

                                                            as a result of interest payment

                                                              default totaling $1,000,000 o

                                                               principal payment default of

                                                            $10,000,000 on Bank of America,

                                                                           6.25%, 4/15/2012

                                                                                                        The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)


                                                                                                                     Unrealized
                                                                                                                     Appreciation
Notional Amount ($)                                                              Description                   (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
700,000                                                        Agreement with Merrill Lynch                                2,917

                                                                  terminating June 20, 2008

                                                                to pay a fixed rate of .51%

                                                            and receive if positive (pay if

                                                              negative) the notional amount

                                                            as a result of interest payment

                                                             default totaling $1,000,000 or

                                                               principal payment default of

                                                                 $10,000,000 on Countrywide

                                                              Home Loans, 5.625%, 7/15/2009

400,000                                                        Agreement with Merrill Lynch                                  373

                                                             terminating September 20, 2008

                                                                to pay a fixed rate of .59%

                                                            and receive if positive (pay if

                                                              negative) the notional amount

                                                            as a result of interest payment

                                                                default totaling $1,000,000

                                                               or principal payment default

                                                              of $10,000,000 on Countrywide

                                                              Home Loans, 5.625%, 7/15/2009

235,000                                                        Agreement with Merrill Lynch                                  324

                                                                  terminating June 20, 2008

                                                                to pay a fixed rate of .42%

                                                            and receive if positive (pay if

                                                              negative) the notional amount

                                                            as a result of interest payment

                                                             default totaling $1,000,000 or

                                                               principal payment default of

                                                              $10,000,000 on Goldman Sachs,

                                                                            6.6%, 1/15/2012

935,000                                                        Agreement with Merrill Lynch                                  821

                                                                  terminating June 20, 2008

                                                                to pay a fixed rate of .43%

                                                            and receive if positive (pay if

                                                              negative) the notional amount

                                                            as a result of interest payment

                                                             default totaling $1,000,000 or

                                                               principal payment default of

                                                              $10,000,000 on Goldman Sachs,

                                                                            6.6%, 1/15/2012

320,000                                                        Agreement with Merrill Lynch                               (3,948)

                                                                  terminating June 20, 2008

                                                               to pay a fixed rate of 1.15%

                                                            and receive if positive (pay if

                                                           negative) the notional amount as

                                                               a result of interest payment

                                                             default totaling $1,000,000 or

                                                               principal payment default of

                                                                     $10,000,000 on Kroger,

                                                                             5.5%, 2/1/2013


                                                                                                                      Unrealized
                                                                                                                    Appreciation
Notional Amount ($)                                                              Description                   (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

320,000                                                        Agreement with Merrill Lynch                                  310

                                                                  terminating June 20, 2008

                                                                to pay a fixed rate of .93%

                                                            and receive if positive (pay if

                                                              negative) the notional amount

                                                            as a result of interest payment

                                                                default totaling $1,000,000

                                                            or principal payment default of

                                                                    $10,000,000 on Safeway,

                                                                            5.8%, 8/15/2012

640,000                                                        Agreement with Merrill Lynch                               (5,101)

                                                                  terminating June 20, 2008

                                                                to pay a fixed rate of .57%

                                                            and receive if positive (pay if

                                                              negative) the notional amount

                                                            as a result of interest payment

                                                                default totaling $1,000,000

                                                            or principal payment default of

                                                                     $10,000,000 on Target,

                                                                           5.875%, 3/1/2012

700,000                                                       Agreement with Merrill Lynch                                   347

                                                                  terminating June 20, 2008

                                                                to pay a fixed rate of .54%

                                                            and receive if positive (pay if

                                                              negative) the notional amount

                                                            as a result of interest payment

                                                                default totaling $1,000,000

                                                            or principal payment default of

                                                          $10,000,000 on Washington Mutual,

                                                                          5.625%, 1/15/2007

400,000                                                       Agreement with Merrill Lynch                                  (359)

                                                             terminating September 20, 2008

                                                                to pay a fixed rate of .59%

                                                            and receive if positive (pay if

                                                         negative) the notional amount as a

                                                                 result of interest payment

                                                                default totaling $1,000,000

                                                            or principal payment default of

                                                          $10,000,000 on Washington Mutual,

                                                                          5.625%, 1/15/2007



Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At June 30, 2003, accumulated net unrealized appreciation on investments was $1,885,687, consisting of $2,764,294 gross unrealized appreciation and $878,607 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------
                                               Votes For  Authority Withheld
                                            ------------------------------------

To elect additional Trustees:

   David W. Burke                             52,619,411           1,551,548

   Whitney I. Gerard                          52,648,375           1,522,584

   Arthur A. Hartman                          52,520,433           1,650,526

   George L. Perry                            52,560,201           1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.

                                                        The Portfolio

                   FOR MORE INFORMATION

                        DREYFUS
                        INVESTMENT PORTFOLIOS,
                        CORE BOND PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  165SA0603



      DREYFUS
      INVESTMENT PORTFOLIOS,
      CORE VALUE PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            21   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                           Core Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Core Value Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Valerie J. Sill.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2003




DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, Dreyfus Investment Portfolios, Core Value Portfolio produced total returns of 9.65% for its Initial shares and 9.46% for its Service shares.(1) In comparison, the portfolio's benchmark, the S& P 500/BARRA Value Index, produced a total return of 12.29% for the same period.(2)

The stock market remained weak early in 2003 as investors remained concerned about a potential conflict in Iraq. Once a decision was made, and the war began, stocks rallied as investors began to anticipate a post-war economic recovery. The portfolio' s returns trailed the benchmark's return, primarily because the portfolio generally invested in relatively high-quality, value-oriented defensive stocks that performed less robustly than the overall stock market rally during the reporting period.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. When choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

The portfolio was favorably influenced by changes in investor sentiment after the start of the war in Iraq. As it became clearer that the war would end fairly quickly, investors turned more optimistic, and stocks rallied strongly. However, the stocks that led the rally were smaller, more speculative companies that had been beaten down severely in the bear market.

                                                          The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Modest returns from the portfolio's blue-chip technology holdings were a primary reason for the portfolio's lagging relative performance. The portfolio's focus on established bellwether companies such as International Business Machines
(IBM) and Microsoft helped stabilize results during the first part of the reporting period. However, these stocks posted relatively lackluster returns in the second quarter, when lower-quality stocks led the post-war rally. Investors appear to view IBM and Microsoft as stodgy corporations that are not likely to benefit as much as smaller companies when the economy recovers. We believe that they remain attractive investments because of their ability to produce earnings under a variety of economic conditions.

We have identified a number of value-oriented opportunities among technology stocks that we believed were attractively priced relative to their earnings. A good example is leading microchip manufacturer Intel, whose shares have declined sharply over the past several years. Intel's stock price rebounded strongly during the first half of the reporting period as investors looked forward to an improved economy, and it ranked among the portfolio's best-performing stocks for the reporting period.

In our view, companies that are relatively sensitive to economic changes should benefit from a more robust recovery. As a result, we recently added machinery manufacturer Deere & Co., capital goods producer Eaton and media giant Viacom to the fund. Greater investor optimism about the future also benefited Citigroup, which has interests in banking, insurance and investments. We believe that Citigroup became relatively inexpensive in the wake of 2002's Wall Street scandals, and it met our value criteria. Citigroup then gained value during the first half of the reporting period after investors began to see beyond the current economic malaise.

Other portfolio holdings performed well because of circumstances affecting their individual businesses. For example, McDonald' s Corp. bounced back after a multiyear decline after new, healthier menu additions caused its restaurants' revenues to improve.


WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

We believe that the portfolio is positioned to benefit from higher levels of economic growth over the next several quarters. In addition to Deere, Eaton and Viacom, we believe that other purchases during the reporting period, such as Automatic Data Processing, Goldman Sachs, Morgan Stanley and Koninklijke Philips Electronics, are also likely to benefit from stronger economic activity. These changes are consistent with our strategy of investing in large, value-oriented companies that have a catalyst in place to generate stock price appreciation.
For many companies, that catalyst to greater profitability currently is an improving economy, stable interest rates and a continuation of low inflation.

July 15, 2003

() THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, CORE VALUE PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE S&P 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)




COMMON STOCKS--94.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES--.7%

Sony, ADR                                                                                        16,000                  448,000

BANKING--13.6%

American Express                                                                                 20,500                  857,105

Bank of America                                                                                  13,600                1,074,808

Citigroup                                                                                        75,900                3,248,520

Comerica                                                                                          7,300                  339,450

Fannie Mae                                                                                       11,500                  775,560

FleetBoston Financial                                                                            34,406                1,022,202

U.S. Bancorp                                                                                     38,700                  948,150

Wachovia                                                                                         17,500                  699,300

                                                                                                                       8,965,095

BASIC INDUSTRIES--3.2%

Alcoa                                                                                            26,000                  663,000

International Paper                                                                              15,000                  535,950

Praxair                                                                                          15,500                  931,550

                                                                                                                       2,130,500

BEVERAGES & TOBACCO--.7%

Altria                                                                                           10,300                  468,032

BROKERAGE--8.7%

Bear Stearns Cos.                                                                                 4,600                  333,132

Goldman Sachs                                                                                    18,600                1,557,750

J.P. Morgan Chase & Co.                                                                          42,000                1,435,560

Lehman Brothers Holdings                                                                         15,500                1,030,440

Morgan Stanley                                                                                   31,400                1,342,350

                                                                                                                       5,699,232

CAPITAL GOODS--12.3%

Boeing                                                                                           17,000                  583,440

Corning                                                                                         109,400  (a)             808,466

Deere & Co.                                                                                      14,400                  658,080

Eaton                                                                                             8,700                  683,907

Emerson Electric                                                                                 17,400                  889,140

Nokia, ADR                                                                                       80,200                1,317,686

Pitney Bowes                                                                                     10,900                  418,669

Rockwell Collins                                                                                 15,500                  381,765

United Technologies                                                                              20,800                1,473,264

Xerox                                                                                            83,400  (a)             883,206

                                                                                                                       8,097,623


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES--3.1%

Black & Decker                                                                                    7,700                  334,565

Koninklijke (Royal) Philips Electronics
   (New York Shares)                                                                             88,900                1,698,879

                                                                                                                       2,033,444

CONSUMER NON-DURABLES--3.3%

H.J. Heinz                                                                                       18,600                  613,428

Kimberly-Clark                                                                                    6,200                  323,268

Loews                                                                                            13,700                  647,873

Nestle, ADR                                                                                      11,800                  611,019

                                                                                                                       2,195,588

CONSUMER SERVICES--12.0%

Federated Department Stores                                                                      13,100                  482,735

Gannett                                                                                          13,700                1,052,297

Knight-Ridder                                                                                    11,100                  765,123

Liberty Media, Cl. A                                                                            159,064  (a)           1,838,780

McDonald's                                                                                       73,200                1,614,792

Viacom, Cl. B                                                                                    29,800  (a)           1,301,068

Walt Disney                                                                                      43,700                  863,075

                                                                                                                       7,917,870

DATA PROCESSING--1.0%

Automatic Data Processing                                                                        18,900                  639,954

ENERGY--10.3%

Apache                                                                                            4,800                  312,288

BP, ADR                                                                                          20,400                  857,208

ConocoPhillips                                                                                   13,867                  759,911

Encana                                                                                           17,094                  655,897

Exxon Mobil                                                                                      61,404                2,205,018

Royal Dutch Petroleum (New York Shares)                                                          23,000                1,072,260

Schlumberger                                                                                     18,800                  894,316

                                                                                                                       6,756,898

HEALTH CARE--6.3%

Aetna                                                                                             9,000                  541,800

Becton, Dickinson & Co.                                                                          18,300                  710,955

C.R. Bard                                                                                         6,700                  477,777

Merck & Co.                                                                                      16,200                  980,910

Pfizer                                                                                           41,620                1,421,323

                                                                                                                       4,132,765

                                                                                                                The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--6.9%

Allstate                                                                                         31,800                1,133,670

American International Group                                                                     27,496                1,517,229

John Hancock Financial Services                                                                  22,700                  697,571

Principal Financial Group                                                                        18,300                  590,175

Travelers Property Casualty, Cl. A                                                               39,000                  620,100

                                                                                                                       4,558,745

TECHNOLOGY--6.4%

Intel                                                                                            69,100                1,436,174

International Business Machines                                                                   8,500                  701,250

Microsoft                                                                                        59,800                1,531,478

SunGard Data Systems                                                                             13,400  (a)             347,194

3Com                                                                                             35,900  (a)             168,012

                                                                                                                       4,184,108

TELECOMMUNICATIONS--1.1%

Sprint (FON Group)                                                                               27,000                  388,800

Sprint (PCS Group)                                                                               57,100  (a)             328,325

                                                                                                                         717,125

TRANSPORTATION--1.1%

Union Pacific                                                                                    12,700                  736,854

UTILITIES--3.9%

BellSouth                                                                                        43,600                1,161,068

Exelon                                                                                            6,400                  382,784

Verizon Communications                                                                           26,150                1,031,617

                                                                                                                       2,575,469

TOTAL COMMON STOCKS
   (cost $59,080,498)                                                                                                 62,257,302


PREFERRED STOCKS--2.0%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES;

News Corp, ADR
   (cost $1,182,067)                                                                             52,450                1,313,873
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.8%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal Home Loan Bank,
  .95%, 7/1//2003
   (cost $2,500,000)                                                                          2,500,000                2,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $62,762,565)                                                              100.4%              66,071,175

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)               (262,809)

NET ASSETS                                                                                        100.0%              65,808,366

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  62,762,565  66,071,175

Cash                                                                      6,587

Dividends and interest receivable                                        68,721

                                                                     66,146,483
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            47,352

Payable for shares of Beneficial Interest redeemed                      226,530

Payable for investment securities purchased                              33,445

Accrued expenses and other liabilities                                   30,790

                                                                        338,117
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,808,366
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      76,206,092

Accumulated undistributed investment income--net                        301,600

Accumulated net realized gain (loss) on investments                 (14,007,936)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       3,308,610
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,808,366

NET ASSET VALUE PER SHARE

                                              Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                    27,683,315      38,125,051

Shares Outstanding                                 2,292,496       3,158,134
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                          12.08           12.07

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $15,162 foreign taxes witheld at source)        576,434

Interest                                                                13,648

TOTAL INCOME                                                           590,082

EXPENSES:

Investment advisory fee--Note 3(a)                                     227,700

Distribution fees--Note 3(b)                                            43,100

Auditing fees                                                           17,388

Prospectus and shareholders' reports                                     7,621

Custodian fees--Note 3(b)                                                4,754

Legal fees                                                               4,128

Shareholder servicing costs--Note 3(b)                                   3,303

Trustees' fees and expenses--Note 3(c)                                     800

Miscellaneous                                                            2,420

TOTAL EXPENSES                                                         311,214

Less--waiver of fees due to undertaking--Note 3(a)                     (22,996)

NET EXPENSES                                                           288,218

INVESTMENT INCOME--NET                                                 301,864
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,726,138)

Net unrealized appreciation (depreciation) on investments            7,110,783

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,384,645

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,686,509

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            301,864               416,814

Net realized gain (loss) on investments        (1,726,138)          (11,139,001)

Net unrealized appreciation
   (depreciation) on investments                7,110,783            (6,808,564)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    5,686,509           (17,530,751)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (98,342)             (281,596)

Service shares                                   (130,102)             (230,189)

TOTAL DIVIDENDS                                  (228,444)             (511,785)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    929,619             6,631,731

Service shares                                  3,306,161            22,995,663

Dividends reinvested:

Initial shares                                     98,342               281,596

Service shares                                    130,102               230,189

Cost of shares redeemed:

Initial shares                                 (2,992,192)           (7,854,362)

Service shares                                 (1,902,317)           (2,525,634)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS              (430,285)           19,759,183

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,027,780             1,716,647
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            60,780,586            59,063,939

END OF PERIOD                                  65,808,366            60,780,586

Undistributed investment income--net              301,600               228,180


                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        82,763               507,506

Shares issued for dividends reinvested              9,106                21,783

Shares redeemed                                  (272,321)             (642,363)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (180,452)             (113,074)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       295,800             1,741,452

Shares issued for dividends reinvested             12,047                17,931

Shares redeemed                                  (170,589)             (214,858)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     137,258             1,544,525

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                   Six Months Ended                             Year Ended December 31,
                                      June 30, 2003       --------------------------------------------------------------------------
INITIAL SHARES                           (Unaudited)          2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        11.06          14.54          15.10           13.97          11.72         12.50

Investment Operations:

Investment income--net                          .06(b)         .09(b)         .12(b)          .17(b)         .07(b)        .07

Net realized and unrealized
   gain (loss) on investments                  1.00          (3.46)          (.45)           1.50           2.24          (.77)

Total from Investment Operations               1.06          (3.37)          (.33)           1.67           2.31          (.70)

Distributions:

Dividends from investment
   income--net                                 (.04)          (.11)          (.01)           (.16)          (.06)         (.08)

Dividends from net realized
   gain on investments                           --             --           (.22)           (.38)            --            --

Total Distributions                            (.04)          (.11)          (.23)           (.54)          (.06)         (.08)

Net asset value, end of period                12.08          11.06          14.54           15.10          13.97         11.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               9.65(c)      (23.29)         (2.08)          12.06          19.73         (5.59)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           .44(c)         .88            .96             .97           1.00           .67(c)

Ratio of net investment income

   to average net assets                        .52(c)         .69            .83            1.19            .56           .62(c)

Decrease reflected in above
   expense ratios due
   to undertakings by
   The Dreyfus Corporation                       --             --            .02             .07            .50           .74(c)

Portfolio Turnover Rate                       32.59(c)       65.72          65.13          110.74          97.14         47.37(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               27,683         27,354         37,595          23,897         15,343         5,959

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.





                                                                Six Months Ended                        Year Ended December 31,
                                                                   June 30, 2003       ---------------------------------------------
SERVICE SHARES                                                       (Unaudited)            2002            2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                       11.07              14.54           15.09           15.09

Investment Operations:

Investment income--net                                                       .05(b)             .08(b)          .08(b)           --

Net realized and unrealized
   gain (loss) on investments                                                .99              (3.45)           (.40)             --

Total from Investment Operatons                                             1.04              (3.37)           (.32)             --

Distributions:

Dividends from investment income--net                                       (.04)              (.10)           (.01)             --

Dividends from net realized
   gain on investments                                                        --                 --            (.22)             --

Total Distributions                                                         (.04)              (.10)           (.23)             --

Net asset value, end of period                                             12.07              11.07           14.54           15.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                            9.46(c)          (23.31)          (2.08)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .50(c)            1.00            1.00              --

Ratio of net investment income

   to average net assets                                                     .46(c)             .62             .61              --

Decrease reflected in
   above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                                   .06(c)             .13             .27              --

Portfolio Turnover Rate                                                    32.59(c)           65.72           65.13          110.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     38,125             33,426          21,469               1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including the Core Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

terms of the custody agreement, the portfolio received net earnings credits of $11 during the period ended June 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $10,613,425 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $512,304 of the carryover expires in fiscal 2009 and $10,101,121 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $511,785. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemp-

tions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the line of credit.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2003, the Manager waived receipt of fees of $22,996, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $43,100 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $90 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $4,754 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $19,148,838 and $20,605,382, respectively.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$3,308,610,   consisting   of   $5,144,004  gross  unrealized  appreciation  and
$1,835,394 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------

                                               Votes For  Authority Withheld
                                            ------------------------------------

To elect additional Trustees:

   David W. Burke                             52,619,411           1,551,548

   Whitney I. Gerard                          52,648,375           1,522,584

   Arthur A. Hartman                          52,520,433           1,650,526

   George L. Perry                            52,560,201           1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.

                                                        The Portfolio

                  FOR MORE INFORMATION

                        DREYFUS
                        INVESTMENT PORTFOLIOS,
                        CORE VALUE PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  172SA0603




      DREYFUS
      INVESTMENT PORTFOLIOS,
      EMERGING LEADERS
      PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            14   Notes to Financial Statements

                            19   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                                 Dreyfus Investment Portfolios,
                                                     Emerging Leaders Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

HOW DID DREYFUS INVESTMENT PORTFOLIOS, EMERGING LEADERS PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

For the six-month period ended June 30, 2003, Dreyfus Investment Portfolios, Emerging Leaders Portfolio produced total returns of 17.31% for its Initial shares and 17.16% for its Service shares.(1) This compares with a total return of 17.88% for the portfolio's benchmark, the Russell 2000 Index (the "Index"), for the same period.(2)

We attribute these returns to a sharp upturn in stock market performance that occurred during the second half of the reporting period. Successful U.S. and U.K. military action in Iraq, along with prospects for improving economic growth in 2003, increased investor optimism. While most market sectors enjoyed strong gains as a result of these circumstances, the small-cap stock universe on which the portfolio focuses performed exceptionally well. The portfolio roughly matched its benchmark' s return on the strength of particularly good stock selections in the technology and producer durables areas, which largely compensated for disappointments in health care and energy. The Russell 2000 Index performance was dominated by micro-cap, unprofitable, low- priced stocks, thus making it difficult for the fund managers, who focus on more liquid profitable companies, to match the Index performance.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio seeks capital growth by investing in a diversified group of companies that we believe are emerging leaders in their respective industries. The companies in which we invest offer products, processes or services that we believe enhance their prospects for future earnings or revenue growth. Using fundamental research, we look for stocks with dominant positions in major product lines, sustained records of achievement and strong balance sheets. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those companies with earnings that are expected to grow faster than the overall

                                                                The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

market), value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value characteristics. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

The technology sector produced a significant percentage of the market's overall gains. Some of the market's highest flyers were previously beaten-down stocks of companies that had suspect fundamentals and lack of visibility but were driven upward by an increase in investor appetite for risk. The portfolio avoided such stocks, maintaining its disciplined investment approach and thereby limiting its risks. The portfolio instead was invested in companies that we believed to be industry leaders with strong management teams, many of which, in our view, began the reporting period selling at compellingly attractive valuations. Some of the portfolio's top performers, such as enterprise software developer MicroStrategy and storage system vendor McDATA, were longer-term holdings established before the reporting period began. Others, such as semiconductor maker GlobespanVirata, were established during the reporting period.

Our stock selection process also produced attractive results in the producer durables area. Once again, holdings encompassed a diverse group of investments, including trailer manufacturer Wabash National, construction machinery manufacturer Terex, homebuilder Toll Brothers, and mining machinery producer Joy Global. The portfolio' s producer durables investments outperformed its benchmark' s producer durables group. Strong stock selections in the utilities area further boosted the portfolio' s performance relative to its benchmark. Telecommunications service provider Time Warner Telecom, benefited from increased capital spending on telecommunications. Traditional dividend-paying gas and electric utility stocks, such as El Paso Electric and Western Gas Resources, rose as a result of favorable changes to the tax laws.

On the other hand, the portfolio underperformed its benchmark in health care and energy, although it achieved positive total returns in both areas. In health care, the portfolio was underweight in biotechnology stocks and was hurt by its exposure to the drugs/pharmaceuticals sector, most of which failed to meet our investment criteria. In addition, one sizeable holding, First Horizon Pharmaceutical, declined sharply after failing to meet earnings expectations. In energy, the portfolio's individual stock selections failed to include a few particularly strong stocks that raised the average return for the Index.

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

As of the end of the reporting period, we are concerned that the market's recent climb may not be fully supported by economic fundamentals. We are cautiously seeking investment opportunities among companies that are likely to benefit from gradually improving economic conditions. Accordingly, as of the end of the reporting period the portfolio maintains relatively heavy exposure to energy stocks, which we believe are positioned to benefit from a tightening supply-and-demand situation. The portfolio holds relatively few positions in consumer discretionary and financial services stocks, both of which we believe could be adversely affected by flat or rising interest rates.

July 15, 2003

     THE  PORTFOLIO IS ONLY  AVAILABLE AS A FUNDING  VEHICLE  UNDER VARIOUS
     LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, EMERGING LEADERS PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio

STATEMENT OF INVESTMENTS
June 30, 2003 (Unaudited)




COMMON STOCKS--94.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & TRANSPORTS--3.7%

Goodyear Tire & Rubber Co.                                                                       54,500                  286,125

Kansas City Southern                                                                             25,000  (a)             300,750

OMI                                                                                              60,000  (a)             369,600

                                                                                                                         956,475

CONSUMER--16.1%

American Italian Pasta Co., Cl. A                                                                 9,000  (a)             374,850

Argosy Gaming                                                                                    18,500  (a)             386,835

DeVry                                                                                            17,500  (a)             407,575

Emmis Communications, Cl. A                                                                      15,500  (a)             355,725

Entercom Communications                                                                           6,500  (a)             318,565

Fossil                                                                                           16,500  (a)             388,740

Hot Topic                                                                                        14,000  (a)             376,740

Linens 'n Things                                                                                 16,300  (a)             384,843

Mandalay Resort                                                                                  12,500                  398,125

Smithfield Foods                                                                                 17,000  (a)             389,640

Talbots                                                                                          12,500                  368,125

                                                                                                                       4,149,763

ENERGY--6.4%

Grant Prideco                                                                                    27,500  (a)             323,125

McMoRan Exploration                                                                              28,000  (a)             311,920

Rowan Cos.                                                                                       15,000  (a)             336,000

Tom Brown                                                                                        12,500  (a)             347,375

Unit                                                                                             16,500  (a)             345,015

                                                                                                                       1,663,435

FINANCIAL SERVICES--15.5%

Arch Capital Group                                                                               12,500  (a)             434,125

Bank United (CPR)                                                                                 1,400  (a)                 112

Doral Financial                                                                                   8,500                  379,525

GBC Bancorp                                                                                      10,500                  403,200

Global Payments                                                                                  12,000                  426,000

Hilb, Rogal and Hamilton                                                                          8,000                  272,320

Max Re Capital                                                                                   21,000                  314,370

Montpelier Re Holdings                                                                           12,500  (a)             395,000

Riggs National                                                                                   25,000                  380,500

Seacoast Financial Services                                                                      16,500                  326,700

Texas Regional Bancshares, Cl. A                                                                  8,770                  304,319


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Webster Financial                                                                                 9,500                  359,100

                                                                                                                       3,995,271

HEALTH CARE--13.6%

Andrx                                                                                            20,000  (a)             398,000

Apria Healthcare Group                                                                           13,500  (a)             335,880

Axcan Pharma                                                                                     27,000  (a)             338,850

Edwards Lifesciences                                                                             11,500  (a)             369,610

Mid Atlantic Medical Services                                                                     7,500  (a)             392,250

NDCHealth                                                                                        15,000                  275,250

Renal Care Group                                                                                 10,000  (a)             352,100

SICOR                                                                                            18,000  (a)             366,120

Sierra Health Services                                                                           17,500  (a)             350,000

Telik                                                                                            20,000  (a)             321,400

                                                                                                                       3,499,460

MATERIALS & PROCESSING--8.5%

Agnico-Eagle Mines                                                                               33,000                  382,800

Airgas                                                                                           18,500                  309,875

Allegheny Technologies                                                                           59,000                  389,400

Crown                                                                                            50,000  (a)             357,000

OM Group                                                                                         26,000                  382,980

Olin                                                                                             22,000                  376,200

                                                                                                                       2,198,255

PRODUCER DURABLES--8.9%

AGCO                                                                                             21,500  (a)             367,220

Joy Global                                                                                       28,000  (a)             413,560

MasTec                                                                                           62,500  (a)             360,000

Terex                                                                                            21,000  (a)             409,920

URS                                                                                              20,000  (a)             389,200

United Defense Industries                                                                        14,000  (a)             363,160

                                                                                                                       2,303,060

TECHNOLOGY--16.6%

Ask Jeeves                                                                                       27,500  (a)             378,125

DoubleClick                                                                                      37,500  (a)             346,875

Exar                                                                                             22,500  (a)             356,175

GlobespanVirata                                                                                  54,500  (a)             449,625

Integrated Circuit Systems                                                                       12,000  (a)             377,160

                                                                                                              The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

McDATA, Cl. B                                                                                    30,500  (a)             442,250

MicroStrategy, Cl. A                                                                             11,000  (a)             400,730

NetIQ                                                                                            25,000  (a)             386,500

Roxio                                                                                            55,000  (a)             367,950

Skyworks Solutions                                                                               48,500  (a)             328,345

Wireless Facilities                                                                              37,500  (a)             446,250

                                                                                                                       4,279,985

UTILITIES--5.6%

El Paso Electric                                                                                 30,000  (a)             369,900

Time Warner Telecom, Cl. A                                                                       57,500  (a)             366,275

Westar Energy                                                                                    21,000                  340,830

Western Gas Resources                                                                             9,000                  356,400

                                                                                                                       1,433,405

TOTAL COMMON STOCKS
   (cost $21,534,147)                                                                                                 24,479,109
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--9.0%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       775,666  (b)             775,666

Dreyfus Institutional Cash Advantage Plus Fund                                                  775,667  (b)             775,667

Dreyfus Institutional Preferred Plus Money Market Fund                                          775,667  (b)             775,667

TOTAL OTHER INVESTMENTS
   (cost $2,327,000)                                                                                                   2,327,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $23,861,147)                                                              103.9%              26,806,109

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (3.9%)             (1,009,321)

NET ASSETS                                                                                        100.0%              25,796,788

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  23,861,147  26,806,109

Cash                                                                      4,457

Receivable for shares of Beneficial Interest subscribed                 138,298

Dividends                                                                14,025

                                                                     26,962,889
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            24,622

Payable for investment securities purchased                           1,114,157

Payable for shares of Beneficial Interest redeemed                        5,547

Accrued expenses                                                         21,775

                                                                      1,166,101
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       25,796,788
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      25,466,517

Accumulated investment (loss)--net                                      (88,225)

Accumulated net realized gain (loss) on investments                  (2,526,466)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       2,944,962
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       25,796,788

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       13,346,702      12,450,086

Shares Outstanding                                      766,181         718,134
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             17.42           17.34

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS                                                          55,595

EXPENSES:

Investment advisory fee--Note 3(a)                                      99,798

Auditing fees                                                           18,122

Distribution fees--Note 3(b)                                            13,219

Prospectus and shareholders' reports                                     7,347

Custodian fees--Note 3(b)                                                2,048

Shareholder servicing costs--Note 3(b)                                   1,282

Legal fees                                                                 992

Trustees' fees and expenses--Note 3(c)                                     607

Miscellaneous                                                              405

TOTAL EXPENSES                                                         143,820

INVESTMENT (LOSS)--NET                                                 (88,225)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,286,527

Net unrealized appreciation (depreciation) on investments            2,419,194

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,705,721

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,617,496

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (88,225)             (134,613)

Net realized gain (loss) on investments         1,286,527            (2,725,341)

Net unrealized appreciation
   (depreciation) on investments                2,419,194            (2,551,899)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,617,496            (5,411,853)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,380,665             7,099,782

Service shares                                  2,199,278             8,328,068

Cost of shares redeemed:

Initial shares                                 (1,663,844)           (5,168,938)

Service shares                                 (1,145,061)           (1,476,905)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               771,038             8,782,007

TOTAL INCREASE (DECREASE) IN NET ASSETS         4,388,534             3,370,154
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            21,408,254            18,038,100

END OF PERIOD                                  25,796,788            21,408,254
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                        84,403               404,268

Shares redeemed                                  (111,533)             (329,243)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (27,130)               75,025
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       140,533               493,678

Shares redeemed                                   (73,381)              (98,214)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      67,152               395,464

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                                           Six Months Ended                Year Ended December 31,
                                                              June 30, 2003   ------------------------------------------------------
INITIAL SHARES                                                  (Unaudited)           2002         2001         2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 14.85           18.53         17.05       13.44        12.50

Investment Operations:

Investment income (loss)--net                                         (.05)(b)        (.09)(b)      (.08)(b)    (.09)(b)      .01

Net realized and unrealized
   gain (loss) on investments                                         2.62           (3.59)         1.57        4.30          .93

Total from Investment Operations                                      2.57           (3.68)         1.49        4.21          .94

Distributions:

Dividends from investment income--net                                   --              --            --        (.01)          --

Dividends from net realized
   gain on investments                                                  --              --          (.01)       (.59)          --

Total Distributions                                                     --              --          (.01)       (.60)          --

Net asset value, end of period                                       17.42           14.85         18.53       17.05        13.44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     17.31(c)       (19.86)         8.74       31.70         7.52(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .58(c)         1.17          1.46        1.50          .07(c)

Ratio of net investment income (loss)
   to average net assets                                              (.34)(c)        (.51)         (.44)       (.59)         .04(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              --              --           .16         .70         1.25(c)

Portfolio Turnover Rate                                              65.15(c)       127.24        175.21      234.94         1.79(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               13,347          11,777        13,308       5,902        2,150

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                             Six Months Ended                Year Ended December 31,
                                                                June 30, 2003       ------------------------------------------------
SERVICE SHARES                                                    (Unaudited)              2002             2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                                   14.79             18.51            17.05            17.05

Investment Operations:

Investment (loss)--net                                                  (.07)(b)          (.13)(b)         (.08)(b)           --

Net realized and unrealized
   gain (loss) on investments                                           2.62             (3.59)            1.55               --

Total from Investment Operations                                        2.55             (3.72)            1.47               --

Distributions:

Dividends from net realized
   gain on investments                                                    --                --             (.01)              --

Net asset value, end of period                                         17.34             14.79            18.51            17.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       17.16(c)         (20.04)            8.62               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .71(c)           1.43             1.50               --

Ratio of net investment (loss)
   to average net assets                                                (.46)(c)          (.79)            (.49)              --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                --                --              .30               --

Portfolio Turnover Rate                                                65.15(c)         127.24           175.21           234.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 12,450             9,631            4,730                1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Emerging Leaders Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital growth. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ offering closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $3,508,038 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $928,554 of the carryover expires in fiscal 2009 and $2,579,484 expires in fiscal 2010.

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the line of credit.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio's average daily net assets and is payable monthly.


The Manager has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of average daily net assets of their class. During the period ended June 30, 2003, there was no expense reimbursement pursuant to the undertaking

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $13,219 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $57 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $2,048 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market mutual funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended June 30, 2003, the portfolio derived $4,391 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $14,200,526 and $14,414,436, respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $2,944,962, consisting of $3,500,365 gross unrealized appreciation and $555,403 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------
                                               Votes For  Authority Withheld
                                            ------------------------------------

To elect additional Trustees:

   David W. Burke                             52,619,411           1,551,548

   Whitney I. Gerard                          52,648,375           1,522,584

   Arthur A. Hartman                          52,520,433           1,650,526

   George L. Perry                            52,560,201           1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.

                                                        The Portfolio

NOTES

                  FOR MORE INFORMATION

                        DREYFUS INVESTMENT PORTFOLIOS,
                        EMERGING LEADERS PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  192SA0603




      DREYFUS
      INVESTMENT PORTFOLIOS,
      EMERGING MARKETS
      PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            25   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                                 Dreyfus Investment Portfolios,
                                                     Emerging Markets Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Emerging Markets Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Kirk Henry.

The first half of 2003 was a time of long-awaited recovery for international stocks. Despite continued volatility and lackluster economic conditions leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the global economy. Apparently, they liked what they saw. Despite current economic weakness, investors in many parts of the world appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for international stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their international equity exposure during the bear market. In contrast, investors who avoided international stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

D. Kirk Henry, Portfolio Manager

HOW DID DREYFUS INVESTMENT PORTFOLIOS, EMERGING MARKETS PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK?

For the six-month period ended June 30, 2003, the portfolio produced total returns of 15.79% for its Initial shares and 15.89% for its Service shares.(1) In comparison, the portfolio' s benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), posted a 16.13% total return for the same period.(2)

We attribute the portfolio's and the market's returns to improving global economic conditions and the settling of geopolitical tensions as the war with Iraq came to an end. We are also pleased that the portfolio was able to produce returns in line with that of its benchmark, primarily because of the success of our country allocation and stock selection strategies.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth by investing at least 80% of its assets in the stocks of companies organized, or with a majority of their assets or business, in emerging market countries. Normally, the portfolio will not invest more than 25% of its total assets in the securities of companies in any single emerging market country. The portfolio closed to new investors on July 17, 2003.

When selecting stocks, we seek to identify potential investments through extensive quantitative and portfolio fundamental research, using a value-oriented, research-driven approach. This approach emphasizes individual stock selection rather than economic or industry trends and focuses on three key factors:

* VALUE -- how a stock is valued relative to its intrinsic worth based on traditional measures,

* BUSINESS HEALTH -- overall efficiency and profitability as measured by return on assets and return on equity, and

* BUSINESS MOMENTUM -- the presence of a catalyst that potentially will trigger a price increase near- or midterm.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

During the reporting period, a swift resolution to the war with Iraq helped improve sentiment among U.S. businesses and consumers, which, in turn, helped fuel a rally across many of the world's equity markets. Stocks in the emerging markets continued to fare better than those in the developed markets, chiefly because many developing countries have spent the past several years strengthening their domestic economies. As a result, emerging-market economies have become less susceptible to the effects of global economic weakness on exporters.

The portfolio's exposure to companies in India represented a large positive contributor to its performance. We believe that India stocks have been undervalued relative to companies in other Asian markets. India is home to one of the world's largest middle class populations, and the country has a highly educated workforce and low labor costs. The portfolio's best performing India stocks during the reporting period were Reliance Industries, a conglomerate; Gail India, a major gas distributor; and the State Bank of India. In addition, the portfolio's investments in a tobacco company, an auto and scooter manufacturer and an automobile engineering firm also helped fuel returns

In South Africa, strong consumer spending helped boost returns, where a food and beverage company, a grocery chain and a financial services company benefited from a stronger rand currency and improved consumer confidence levels.

The portfolio's basic materials stocks held up relatively well throughout the reporting period. For example, we initiated a position in a major resource company in South Africa, primarily because we decided to postpone investing in mining stocks until after gold prices had corrected from the highs they maintained for much of the reporting period. Other basic materials stocks that performed well included an aluminum company in China and India, and a cement company in Mexico and India.

On the other hand, the portfolio's relative performance was hurt by its limited exposure to Russian oil stocks, whose prices rose dramatically due to higher oil prices. In addition, the portfolio' s relative returns were hindered by its relatively light exposure to certain pharmaceutical companies, which benefited from market share gains and favorable patent rulings.


WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

In our view, stocks in the emerging markets remain attractively valued relative to their counterparts in more developed markets. At the same time, demographic changes in many developing countries are leading to greater local demand for goods and services. We believe that this trend is likely to benefit consumer-oriented companies at the same time that it enhances the stability of local economies and markets.

In today's low-growth, low-inflation environment, we believe that no single industry sector or country is likely to dominate for long periods of time. As a result, in our view, the ability to identify individual companies across all regions and industry sectors should remain key to successful investing in the emerging markets.

July 15, 2003

() THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, EMERGING MARKETS PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

() INTERNATIONAL INVESTING INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES, POLITICAL, ECONOMIC OR SOCIAL INSTABILITY, A LACK OF COMPREHENSIVE COMPANY INFORMATION, DIFFERING AUDITING AND LEGAL STANDARDS, AND LESS MARKET LIQUIDITY. THESE RISKS ARE GENERALLY GREATER WITH EMERGING MARKET COUNTRIES THAN WITH MORE ECONOMICALLY AND POLITICALLY ESTABLISHED COUNTRIES.

() PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL
     INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET-CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



COMMON STOCKS--91.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BRAZIL--6.2%

Banco Itau, ADR                                                                                   2,580                   87,462

Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR                                     1,600                   24,544

Companhia de Saneamento Basico do Estado de Sao Paulo                                             2,260                   81,944

Empresa Brasileira de Aeronautica, ADR                                                            4,580                   87,478

Petroleo Brasileiro, ADR                                                                         10,440                  206,295

Tele Celular Sul Participacoes, ADR                                                               3,900                   32,487

Tele Norte Leste Participacoes, ADR                                                               5,000                   58,400

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                     3,600                   99,180

Ultrapar Participacoes, ADR                                                                       3,700                   34,114

                                                                                                                         711,904

CHINA--2.4%

PetroChina, Cl. H                                                                               141,000                   42,490

Quingling Motors, Cl. H                                                                         322,000                   49,549

Shangdong International Power Development, Cl. H                                                284,000                   81,029

Sinopec Shanghai Petrochemical, Cl. H                                                           200,000                   38,982

Sinopec Yizheng Chemical Fibre, Cl. H                                                           430,000                   61,205

                                                                                                                         273,255

CROATIA--.7%

Pliva d.d., GDR                                                                                   5,900  (a)              81,420

CZECH REPUBLIC--.5%

CEZ                                                                                              14,700                   56,444

EGYPT--1.0%

Commercial International Bank, GDR                                                                7,700  (a)              47,355

Orascom Construction Industries                                                                   2,613                   20,928

Suez Cement, GDR                                                                                  6,032  (a,b)            43,249

                                                                                                                         111,532

HONG KONG--4.5%

CNOOC                                                                                            20,000                   29,493

China Mobile (Hong Kong)                                                                         88,500                  208,812

China Mobile (Hong Kong), ADR                                                                     7,700                   90,629

China Resources Enterprise                                                                      124,500                  107,763

Shanghai Industrial                                                                              50,000                   70,527

                                                                                                                         507,224

HUNGARY--2.6%

EGIS                                                                                                950                   32,393

Gedeon Richter                                                                                    1,100                   77,651


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HUNGARY (CONTINUED)

MOL Magyar Olaj-es Gazipari                                                                       4,400                   96,096

Magyar Tavkozlesi                                                                                15,300                   52,368

OTP Bank                                                                                          4,000  (b)              38,673

                                                                                                                         297,181

INDIA--9.8%

Bajaj Auto, GDR                                                                                   4,300  (a,b)            52,030

Gail India, GDR                                                                                   5,700  (a)              80,370

Hindalco Indusries, GDR                                                                           5,700  (a)              91,912

ICICI Bank, ADR                                                                                  12,150  (b)              88,331

ITC, GDR                                                                                          6,400  (a)             110,400

Mahanagar Telephone Nigam, ADR                                                                   40,500                  194,400

Mahindra & Mahindra, GDR                                                                          9,050  (a)              27,512

Reliance Industries, GDR                                                                         18,750  (a)             272,813

Satyam Computer Services, ADR                                                                     7,650                   75,964

State Bank of India, GDR                                                                          2,700  (a)              55,350

Tata Engineering & Locomotive, GDR                                                               16,600  (a,b)            70,816

                                                                                                                       1,119,898

INDONESIA--2.4%

PT Gudang Garam                                                                                  60,000                   74,182

PT Indofood Sukses Makmur                                                                       685,000                   70,576

PT Indonesian Satellite                                                                          41,000                   43,733

PT Telekomunikasi Indonesia                                                                     158,000                   88,576

                                                                                                                         277,067

ISRAEL--1.1%

Bank Hapoalim                                                                                    43,450  (b)              92,224

Check Point Software Technologies                                                                   700  (b)              13,685

Supersol                                                                                          9,500                   23,020

                                                                                                                         128,929

MALAYSIA--3.1%

Commerce Asset                                                                                   66,000                   60,095

Genting                                                                                          22,000                   86,842

Malaysia International Shipping                                                                  40,000                   79,474

Sime Darby                                                                                       90,500                  121,460

                                                                                                                         347,871

MEXICO--9.7%

Apasco                                                                                            5,600                   43,312

                                                                                                                The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO (CONTINUED)

Cemex                                                                                            20,188                   90,051

Coca-Cola Femsa, ADR                                                                              4,200  (b)              90,300

Consorcio ARA                                                                                    19,600  (b)              38,930

Controladora Comercial Mexicana                                                                 114,500                   76,611

Desc, Ser. B                                                                                    157,600                   60,343

Grupo Aeroportuario del Sureste, ADR                                                              4,000                   58,520

Grupo Continental                                                                                48,200                   75,435

Grupo Financiero BBVA Bancomer, Cl. B                                                            79,000  (b)              66,772

Kimberly-Clark de Mexico, Cl. A                                                                  79,100                  212,003

Telefonos de Mexico, ADR                                                                          9,400                  295,348

                                                                                                                       1,107,625

PHILIPPINES--1.3%

ABS-CBN Broadcasting                                                                             53,200  (b)              18,160

Bank of the Philippine Islands                                                                   74,960                   64,494

Manila Electric, Cl. B                                                                           92,000  (b)              25,381

Philippine Long Distance Telephone, ADR                                                           3,700  (b)              39,100

                                                                                                                         147,135

POLAND--3.8%

Bank Przemyslowo-Handlowy PBK                                                                     1,075                   74,999

KGHM Polska Miedz                                                                                41,341  (b)             152,164

Polski Koncern Naftowy Orlen                                                                     21,000                  102,073

Telekomunikacja Polska                                                                           22,201                   78,014

Telekomunikacja Polska, GDR                                                                       7,000                   24,829

                                                                                                                         432,079

RUSSIA--1.9%

LUKOIL, ADR                                                                                       2,750                  217,250

SOUTH AFRICA--9.7%

ABSA                                                                                             14,500                   68,164

Aveng                                                                                            24,500                   28,843

Bidvest                                                                                          21,400                  123,104

Imperial                                                                                          9,000  (b)              64,535

Metro Cash and Carry                                                                            229,399  (b)              70,891

Nampak                                                                                           84,162                  136,798

Nedcor                                                                                           17,839                  213,591

Sasol                                                                                            18,000                  201,191

Shoprite                                                                                         75,000                   64,214


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA (CONTINUED)

Steinhoff International                                                                          61,313                   54,136

Tiger Brands                                                                                      9,600                   85,276

                                                                                                                       1,110,743

SOUTH KOREA--15.3%

CJ                                                                                                1,600                   69,653

Cheil Communications                                                                                400                   39,347

Hyundai Mobis                                                                                       450                   11,547

Hyundai Motor                                                                                     2,300                   60,846

Hyundai Motor, GDR                                                                                5,100  (a)              32,844

KT, ADR                                                                                           7,700                  151,767

KT&G, GDR                                                                                        11,800  (a)              97,350

Kookmin Bank                                                                                        800                   24,110

Kookmin Bank, ADR                                                                                 5,985                  181,046

Korea Electric Power                                                                              1,600                   25,316

Korea Electric Power, ADR                                                                        32,000                  285,120

Korea Exchange Bank Credit Services                                                               8,629  (b)              57,141

LG Card                                                                                           1,875                   27,391

POSCO                                                                                               700                   72,666

POSCO, ADR                                                                                        4,400                  115,236

SK Telecom                                                                                          400                   68,313

SK Telecom, ADR                                                                                   1,500                   28,290

Samsung                                                                                          16,000                   95,638

Samsung Electronics, GDR                                                                          1,310  (a)             193,880

Samsung SDI                                                                                         400                   30,306

Samsung SDI, GDR                                                                                  4,000  (a)              75,800

                                                                                                                       1,743,607

TAIWAN--8.5%

Accton Technology                                                                                71,734                   55,004

Advanced Semiconductor Engineering                                                              101,190  (b)              60,316

Advanced Semiconductor Engineering, ADR                                                           2,818  (b)               8,257

Asustek Computer                                                                                 36,000                   91,146

Elan Microelectronics                                                                            72,872                   61,570

Nan Ya Plastics                                                                                  50,341                   54,623

Quanta Computer                                                                                  46,000                   95,168

SinoPac                                                                                         333,404  (b)             122,036

Taiwan Cellular                                                                                 151,260  (b)             109,856

                                                                                                                  The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TAIWAN (CONTINUED)

United Microelectronics                                                                         295,900  (b)             190,931

United Microelectronics, ADR                                                                      9,000  (b)              33,750

Yageo                                                                                           320,280  (b)              86,186

                                                                                                                         968,843

THAILAND--2.6%

Charoen Pokphand Foods                                                                          250,000                   28,867

Kasikornbank                                                                                     90,000  (b)              83,927

PTT Exploration and Production                                                                   16,700                   63,880

Siam Commercial Bank                                                                            108,000  (b)              92,373

Siam Makro                                                                                       28,000                   23,117

                                                                                                                         292,164

TURKEY--.3%

Hurriyet Gazetecilik ve Matbaacilik                                                          16,820,000  (b)              29,051

UNITED KINGDOM--3.6%

Anglo American                                                                                   16,826                  257,600

Dimension Data                                                                                   78,500  (b)              28,259

Old Mutual                                                                                       87,900                  127,298

                                                                                                                         413,157

TOTAL COMMON STOCKS
   (cost $9,120,177)                                                                                                  10,374,379
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.1%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL:

Companhia de Tecidos Norte de Minas                                                               1,250                   87,117

Companhia Energetica de Minas Gerais                                                             10,746                   99,676

Telecomunicacoes de Sao Paulo                                                                     2,600                   30,201

Telemig Celular Participacoes                                                                    22,000                   23,077

TOTAL PREFERRED STOCKS

   (cost $253,705)                                                                                                       240,071


OTHER INVESTMENTS--1.8%                                                                          Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                        66,666  (c)              66,666

Dreyfus Institutional Cash Advantage Plus Fund                                                   66,667  (c)              66,667

Dreyfus Institutional Preferred Plus Money Market Fund                                           66,667  (c)              66,667

TOTAL OTHER INVESTMENTS
   (cost $200,000)                                                                                                       200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $9,573,882)                                                                94.9%              10,814,450

CASH AND RECEIVABLES (NET)                                                                          5.1%                 585,219

NET ASSETS                                                                                        100.0%              11,399,669

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003,
     THESE SECURITIES AMOUNTED TO $1,333,101 OR 11.7% OF NET ASSETS.

(B)  NON-INCOME PRODUCING.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKETS MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  9,573,882   10,814,450

Cash                                                                     97,102

Cash denominated in foreign currencies                     569,131      572,297

Receivable for investment securities sold                                61,576

Dividends and interest receivable                                        46,920

Receivable for shares of Beneficial Interest subscribed                  39,443

Net unrealized appreciation on forward currency
  exchange contracts--Note 4                                                901

                                                                     11,632,689
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             2,225

Payable for investment securities purchased                             150,834

Payable for shares of Beneficial Interest redeemed                       28,533

Accrued expenses and other liabilities                                   51,428

                                                                        233,020
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,399,669
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      10,942,633

Accumulated undistributed investment income--net                         64,941

Accumulated net realized gain (loss) on investments                    (851,695)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    1,243,790
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,399,669

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       10,026,124       1,373,545

Shares Outstanding                                      927,179         126,945
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             10.81           10.82

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $13,347 foreign taxes withheld at source)       164,633

EXPENSES:

Investment advisory fee--Note 3(a)                                      62,320

Auditing fees                                                           25,885

Custodian fees                                                          22,291

Prospectus and shareholders' reports                                    12,860

Shareholder servicing costs--Note 3(b)                                   8,342

Distribution fees--Note 3(b)                                             1,487

Legal fees                                                               1,178

Trustees' fees and expenses--Note 3(c)                                     625

Registration fees                                                           28

Miscellaneous                                                              415

TOTAL EXPENSES                                                         135,431

Less--waiver of fees due to undertaking--Note 3(a)                     (35,719)

NET EXPENSES                                                            99,712

INVESTMENT INCOME--NET                                                  64,921
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (482,935)

Net realized gain (loss) on forward currency exchange contracts          3,744

NET REALIZED GAIN (LOSS)                                              (479,191)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  1,961,946

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,482,755

NET INREASE IN NET ASSETS RESULTING FROM OPERATIONS                  1,547,676

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             64,921               104,676

Net realized gain (loss) on investments          (479,191)               44,651

Net unrealized appreciation
   (depreciation) on investments                1,961,946              (686,383)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,547,676              (537,056)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (11,713)              (81,609)

Service shares                                     (1,679)              (10,086)

TOTAL DIVIDENDS                                   (13,392)              (91,695)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  9,579,115            66,624,961

Service shares                                    306,877             1,341,355

Dividends reinvested:

Initial shares                                     11,713                81,609

Service shares                                      1,679                10,086

Cost of shares redeemed:

Initial shares                                (10,028,317)          (62,714,092)

Service shares                                   (236,659)             (381,270)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (365,592)            4,962,649

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,168,692             4,333,898
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            10,230,977             5,897,079

END OF PERIOD                                  11,399,669            10,230,977

Undistributed investment income--net               64,941                13,412


                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,033,104             6,693,123

Shares issued for dividends reinvested              1,315                 8,663

Shares redeemed                                (1,082,046)           (6,325,253)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (47,627)              376,533
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        31,966               133,481

Shares issued for dividends reinvested                188                 1,071

Shares redeemed                                   (24,967)              (38,255)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       7,187                96,297

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                                           Six Months Ended              Year Ended December 31,
                                                              June 30, 2003     ----------------------------------------------------
INITIAL SHARES                                                  (Unaudited)           2002        2001         2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  9.35            9.48        9.23        13.63        12.50

Investment Operations:

Investment income--net                                                 .06(b)          .11(b)      .15(b)       .04(b)       .02

Net realized and unrealized
   gain (loss) on investments                                         1.41            (.15)        .16        (4.37)        1.11

Total from Investment Operations                                      1.47            (.04)        .31        (4.33)        1.13

Distributions:

Dividends from investment income--net                                 (.01)           (.09)       (.06)        (.06)          --

Dividends from net realized
   gain on investments                                                  --              --          --         (.01)          --

Total Distributions                                                   (.01)           (.09)       (.06)        (.07)          --

Net asset value, end of period                                       10.81            9.35        9.48         9.23        13.63
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     15.79(c)         (.48)       3.32       (31.81)        9.04(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .99(c)         1.96        2.00         2.00          .09(c)

Ratio of net investment income
   to average net assets                                               .65(c)         1.16        1.70          .36          .18(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             .34(c)          .87        3.40         1.86         1.51(c)

Portfolio Turnover Rate                                              33.92(c)        76.18      119.06       123.49          .43(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               10,026           9,111       5,675        2,172        2,181

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                             Six Months Ended                 Year Ended December 31,
                                                                June 30, 2003         ----------------------------------------------
SERVICE SHARES                                                    (Unaudited)              2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    9.35               9.49             9.23             9.23

Investment Operations:

Investment income--net                                                   .06(b)             .08(b)           .16(b)            --

Net realized and unrealized
   gain (loss) on investments                                           1.42               (.13)             .16               --

Total from Investment Operations                                        1.48               (.05)             .32               --

Distributions:

Dividends from investment income--net                                   (.01)              (.09)            (.06)              --

Net asset value, end of period                                         10.82               9.35             9.49             9.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       15.89(c)            (.59)            3.43               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .99(c)            1.97             2.00               --

Ratio of net investment income
   to average net assets                                                 .66(c)             .84             1.74               --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                               .47(c)            1.01             3.64               --

Portfolio Turnover Rate                                                33.92(c)           76.18           119.06           123.49
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  1,374              1,120              223                1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Emerging Markets Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the portfolio' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $208,290 available for federal income tax purposes to be applied against future net securities profits, if any, realized prior to liquidation date. See Note 5.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $91,695. The tax character of current year distributions will be determined by the liquidation date.

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the line of credit.


NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of 1.25% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to on or about November 14, 2003 to waive receipt of its fee and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the average daily net assets of their class. During the period ended June 30, 2003, the Manager waived receipt of fees and assumed expenses of the portfolio of $35,719, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $1,487 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $94 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended June 30, 2003, the portfolio derived $856 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2003, amounted to $3,292,968 and $3,759,113, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2003:


                                                      Foreign
Forward Currency                                      Currency                                                    Unrealized
    Exchange Contracts                                Amounts             Cost ($)          Value ($)           Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

Brazilian Real,
    expiring 7/1/2003                                  171,511              59,677             60,370                        693

Hungarian Forint
    expiring 7/2/2003                                3,368,305              14,493             14,538                         45

South African Rand,
    expiring 7/2/2003                                  166,429              22,102             22,265                        163

TOTAL                                                                                                                        901



At June 30, 2003, accumulated net unrealized appreciation on investments was $1,240,568, consisting of $1,675,000 gross unrealized appreciation and $434,432 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5--SUBSEQUENT EVENT:

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios held on July 17, 2003, the Board approved a proposal to liquidate the Emerging Markets Portfolio (the "Portfolio" ), distribute the Portfolio's assets to Portfolio shareholders and close out Portfolio shareholder accounts. The liquidation is expected to occur on or about November 14, 2003. Accordingly, effective as of the close of business on July 17, 2003, the Portfolio was closed to any investments for new accounts.


PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------
                                               Votes For  Authority Withheld
                                            ------------------------------------
To elect additional Trustees:

   David W. Burke                              52,619,411          1,551,548

   Whitney I. Gerard                           52,648,375          1,522,584

   Arthur A. Hartman                           52,520,433          1,650,526

   George L. Perry                             52,560,201          1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.

                                                        The Portfolio

                  FOR MORE INFORMATION

                        DREYFUS
                        INVESTMENT PORTFOLIOS,
                        EMERGING MARKETS PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  191SA0603



      DREYFUS
      INVESTMENT PORTFOLIOS,
      FOUNDERS DISCOVERY
      PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                                 Dreyfus Investment Portfolios,
                                                   Founders Discovery Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Robert Ammann, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

Robert Ammann, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio produced a total return of 11.91% for its Initial shares and a total return of 11.94% for its Service shares.(1) In comparison, the Russell 2000 Index (the "Index"), the portfolio' s benchmark, produced a total return of 17.88% , for the same period.(2) Since the portfolio currently focuses primarily on small-cap growth stocks, we believe that the Russell 2000 Growth Index is also an accurate measure of the portfolio's performance for comparison purposes, which produced a total return of 19.33% for the reporting period.(3)

We attribute the portfolio's performance to a reduction in geopolitical concerns and an increase in economic optimism during the second half of the reporting period. The portfolio produced lower returns than its benchmark, in part due to the Index's greatest returns coming from smaller, less liquid stocks in which it has proven difficult for the portfolio to establish meaningful positions. The portfolio was also affected by a relatively high cash position and various asset allocation and stock selection factors.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio invests primarily in equity securities of small and relatively unknown U.S.-based companies that we believe possess high-growth potential. Typically, these companies are not listed on national securities exchanges but instead trade on the over-the-counter market. The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, we focus on a "bottom-up" approach in which stocks are chosen according to their own individual merits. Stock selection is made on a company-by-company basis, with particular emphasis on companies that we believe are well-managed and well-positioned within their industries

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

The opening of the reporting period saw depressed investor optimism and dampened consumer spending, precipitated mostly by the geopolitical uncertainty that blanketed the market. The market began to rally in March as investor optimism increased with the move toward a resolution in the Iraqi conflict. This rally proved sustainable through the remainder of the reporting period, buoyed primarily by a fairly strong first-quarter earnings-reporting season where many companies met or exceeded expectations. Low interest rates, shareholder-friendly tax legislation and continued evidence that the U.S. economy is showing modest improvements added fuel to the market rally.

The recent market rally has been characterized by many of the smallest market capitalization companies, or micro-cap stocks, showing the greatest strength. This micro-cap bias can be seen when comparing the returns of the stocks in the Russell 2000 Growth Index broken into quintiles by market cap. During this period, the largest capitalization companies within the Russell 2000 Growth Index posted a return of 14.90%, while the smallest quintile stocks produced a 32.66% return.(4) We find it difficult to take meaningful positions in many of these small companies as liquidity often prevents us from building a meaningful position. The portfolio' s slightly higher than normal cash position also dampened returns that the portfolio might have otherwise seen in the strong market environment. Cash averaged around 14.9% during the reporting period, which is somewhat higher than the preferred 5%-10% range.

The portfolio's underweighted position in the information technology sector hindered relative performance despite strong performance from some holdings. Technology distributor Tech Data Corporation fell early in the reporting period after revising downward their 2003 fiscal year earnings guidance and announcing a large acquisition. Cree, a LED (light emitting diode) company, performed poorly due to pending litigation with a former founder. Other weak contributors within the technology sector included Fairchild Semiconductor International, Emulex, and Brooks Automation. An underweighted position in the telecommunications services sector also impaired the portfolio' s absolute performance. Boston Communications Group suffered due to concerns over the renewal of a large customer contract. Relative returns among the portfolio's energy holdings also did not keep pace with the Index because of lagging returns from National Oilwell, Pioneer Natural Resources and Quicksilver Resources.

Several holdings within the industrials sector, including holdings such as education-related stocks Corinthian Colleges, Education Management, Strayer Education and Career Education Corporation performed well relative to the portfolio's benchmark. Each company translated strong enrollment trends into strong earnings growth and were significant contributors to the portfolio's performance. Additionally, Stericycle, Inc., a medical waste management company, performed well as it continued to benefit from steady customer demand and increased opportunities for value-added service offerings.

Among the more economically sensitive areas within the industrials sector, the portfolio saw strong performance in holdings such as air freight and logistics companies Pacer International and UTI Worldwide, which posted strong returns resulting from increased shipping activity associated with stronger global economic activity. Other more economically sensitive holdings that also did well during the reporting period include J.B. Hunt Transport Services and Jacobs Engineering Group.

Strong stock selection in the consumer discretionary sector aided portfolio performance. Some of the significant contributors to performance were Movie Gallery, the video rental chain, which rebounded sharply following last year's concerns over possible weaknesses. Auto parts retailer Advance Auto Parts also performed well bolstered by strong sales, earnings results and increased interest in the company's potential to expand margins over time. Harman International Industries,

                                                                The Portfolio

DISCUSSION OF PERFORMANCE (CONTINUED)

an audio and electronics provider to consumers and automobile Original Equipment Manufacturer (OEM) markets, rose sharply as strong earnings results were led by the automotive OEM' s adoption of Harman's newer infotainment solutions. Ruby Tuesday also performed well following resolution of uncertainty about accounting changes as well as strong early results from a new menu. Finally, Leapfrog Enterprises, an educational toy company, excelled as strong product adoption by consumers led to increased retail shelf space and strong earnings growth. A weak performer for the portfolio in this sector was Alloy, a teen direct marketing and media company that declined after announcing an earnings shortfall due to unexpected higher fulfillment costs and more promotional activity.

The portfolio benefited from several performers in the health care sector despite a few select disappointments. Select Medical, a long-term acute care hospital and outpatient rehabilitation services company, Taro Pharmaceuticals Industries, a generic drug company, Integra LifeSciences Holdings, a life and neurosciences company, and Odyssey HealthCare, a hospice care provider, contributed positively to the portfolio' s performance. The largest negative contribution came from contract pharmacy services company Accredo Health, which fell sharply as it lowered expectations due to product competition and acquisition integration challenges. Nurse-staffing organization AMN Health Services declined as demand for temporary staffing slowed. Research models company Charles River Laboratories International lagged after slightly lowering
earnings   guidance  early  in  the  year.  The  market's  rotation  into  more economically sensitive holdings within the health care sector and lagging performance due to slowing admission trends also caused the hospital sub-sector to fare poorly.

Another contributor to relative performance was the portfolio's underweighted position in the weak performing financials sector. Our relatively poor stock selection in holdings such as La Quinta and Arthur J. Gallagher & Co. were more than overcome by our overall underweighting of this weak performing sector. Additional hindrances to performance included poor stock selection within the consumer staples sector with holdings such as Manhattan-based drug retailer Duane Reade, which was negatively impacted by a weakened New York economy.

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

As we move into the second half of 2003, our strategy remains consistent. We strongly believe a focus on valuation is of great importance. We will continue to employ our bottom-up research process to seek companies we believe are capable of posting strong future earnings growth at attractive valuations.

July 15, 2003

     THE  PORTFOLIO IS ONLY  AVAILABLE AS A FUNDING  VEHICLE  UNDER VARIOUS
     LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS DISCOVERY PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER
     FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

(3) SOURCE: LIPPER INC. -- THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(4) SOURCE: FACTSET RESEARCH SYSTEMS INC.; FRANK RUSSELL COMPANY, PRUDENTIAL SECURITIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)




COMMON STOCKS--91.4%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--.7%

ManTech International, Cl. A                                                                      5,330  (a)             102,229

AIR FREIGHT & LOGISTICS--2.0%

Pacer International                                                                              10,440  (a)             196,898

UTI Worldwide                                                                                     2,510                   78,287

                                                                                                                         275,185

APPAREL, ACCESSORIES & LUXURY GOODS--1.3%

Columbia Sportswear                                                                               3,330  (a)             171,195

BANKS--.7%

Southwest Bancorporation of Texas                                                                 2,930  (a)              95,254

BROADCASTING & CABLE TV--1.5%

Radio One, Cl. D                                                                                 11,660  (a)             207,198

CASINOS & GAMING--1.5%

Boyd Gaming                                                                                      12,080  (a)             208,501

COMMERCIAL SERVICES--4.8%

Corinthian Colleges                                                                               2,940  (a)             142,796

Education Management                                                                              4,650  (a)             247,287

FTI Consulting                                                                                    2,635  (a)              65,796

Kroll                                                                                             5,500  (a)             148,830

Strayer Education                                                                                   560                   44,492

                                                                                                                         649,201

COMMUNICATIONS EQUIPMENT--6.5%

Avocent                                                                                           6,880  (a)             205,918

Emulex                                                                                            1,380  (a)              31,423

Harris                                                                                            4,966                  149,228

NetScreen Technologies                                                                            6,950  (a)             156,723

Polycom                                                                                           5,830  (a)              80,804

Powerwave Technologies                                                                           13,160  (a)              82,513

SafeNet                                                                                           1,590  (a)              44,488

Stratex Networks                                                                                 41,992  (a)             134,374

                                                                                                                         885,471

CONSTRUCTION & ENGINEERING--1.8%

Jacobs Engineering Group                                                                          5,960  (a)             251,214

CONSUMER ELECTRONICS--1.9%

Harman International Industries                                                                   3,300                  261,162


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DISTILLERS & VINTNERS--.7%

Constellation Brands, Cl. A                                                                       3,190  (a)             100,166

ELECTRICAL COMPONENTS & EQUIPMENT--.9%

AMETEK                                                                                            3,400                  124,610

ELECTRONIC EQUIPMENT MANUFACTURERS--1.5%

Aeroflex                                                                                         11,180  (a)              86,533

Coherent                                                                                          2,030  (a)              48,578

FLIR Systems                                                                                      2,470  (a)              74,471

                                                                                                                         209,582

ENVIRONMENTAL SERVICES--2.4%

Stericycle                                                                                        7,370  (a)             283,598

Waste Connections                                                                                 1,110  (a)              38,906

                                                                                                                         322,504

FOOD DISTRIBUTORS--.4%

United Natural Foods                                                                              1,790  (a)              50,371

GENERAL MERCHANDISE STORES--.8%

Tuesday Morning                                                                                   4,130  (a)             108,619

HEALTH CARE--15.0%

ALARIS Medical Systems                                                                           11,050  (a)             143,097

AMERIGROUP                                                                                        5,830  (a)             216,876

Bio-Rad Laboratories, Cl. A                                                                       1,820  (a)             100,737

Community Health Systems                                                                          2,020  (a)              39,249

Cooper Cos.                                                                                       2,050                   71,279

Fisher Scientific International                                                                   7,760  (a)             270,824

Henry Schein                                                                                      3,030  (a)             158,590

Integra LifeSciences Holdings                                                                     6,540  (a)             172,525

Mettler-Toledo International                                                                      2,190  (a)              80,264

Odyssey Healthcare                                                                                4,275  (a)             158,175

Omnicare                                                                                          5,670                  191,589

PacifiCare Health Systems                                                                         1,290  (a)              63,636

Patterson Dental                                                                                  1,412  (a)              64,077

ResMed                                                                                            3,340  (a)             130,928

Select Medical                                                                                    7,540  (a)             187,218

                                                                                                                       2,049,064

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HOME FURNISHINGS--.7%

Furniture Brands International                                                                    3,790  (a)              98,919

HOTELS, RESORTS & CRUISE LINES--1.1%

Choice Hotels International                                                                       2,520  (a)              68,821

Fairmont Hotels & Resorts                                                                         3,570                   83,538

                                                                                                                         152,359

HOUSEHOLD PRODUCTS--1.0%

Dial                                                                                              6,680                  129,926

INSURANCE BROKERS--1.2%

Platinum Underwriters Holdings                                                                    6,030                  163,654

LEISURE PRODUCTS--3.1%

Leapfrog Enterprises                                                                              7,180  (a)             228,396

Polaris Industries                                                                                3,140                  192,796

                                                                                                                         421,192

OIL & GAS--5.0%

CARBO Ceramics                                                                                    1,770                   65,844

National-Oilwell                                                                                 10,874  (a)             239,228

Pioneer Natural Resources                                                                         3,080  (a)              80,388

Pride International                                                                               3,420  (a)              64,364

Quicksilver Resources                                                                             1,790  (a)              42,871

Superior Energy Services                                                                         11,520  (a)             109,210

Tidewater                                                                                         2,820                   82,823

                                                                                                                         684,728

PACKAGED FOODS & MEATS--1.1%

American Italian Pasta, Cl. A                                                                     3,490  (a)             145,359

PHARMACEUTICALS--6.7%

Andrx                                                                                             7,960  (a)             158,404

K-V Pharmaceutical, Cl. A                                                                         1,790  (a)              49,762

MGI Pharma                                                                                        1,760  (a)              45,109

Medicis Pharmaceutical, Cl. A                                                                     4,880                  276,696

Pharmaceutical Resources                                                                          1,690  (a)              82,235

SICOR                                                                                             5,966  (a)             121,348

Taro Pharmaceutical Industries                                                                    3,400  (a)             186,592

                                                                                                                         920,146

PUBLISHING--.7%

Getty Images                                                                                      2,300  (a)              94,990


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--3.5%

Krispy Kreme Doughnuts                                                                            2,730  (a)             112,421

RARE Hospitality International                                                                    3,510  (a)             114,707

Ruby Tuesday                                                                                      9,960                  246,311

                                                                                                                         473,439

RETAIL--.2%

Whole Foods Market                                                                                  630  (a)              29,944

SEMICONDUCTORS & EQUIPMENT--3.1%

Brooks Automation                                                                                 8,409  (a)              95,358

Cree                                                                                              2,190  (a)              35,653

Entegris                                                                                          8,120  (a)             109,133

FEI                                                                                               5,260  (a)              98,678

Fairchild Semiconductor International                                                             3,050  (a)              39,010

Semtech                                                                                           2,990  (a)              42,578

                                                                                                                         420,410

SOFTWARE--5.9%

ANSYS                                                                                             1,600  (a)              49,760

Cadence Design Systems                                                                            3,920  (a)              47,275

Documentum                                                                                        2,740  (a)              53,896

FileNET                                                                                           4,110  (a)              74,144

Hyperion Solutions                                                                                2,390  (a)              80,686

Macrovision                                                                                       5,726  (a)             114,062

NetIQ                                                                                             7,040  (a)             108,838

Reynolds & Reynolds, Cl. A                                                                        1,680                   47,981

Secure Computing                                                                                  6,261  (a)              54,658

Sonic Solutions                                                                                   9,350  (a)              80,597

United Online                                                                                     3,660  (a)              92,744

                                                                                                                         804,641

SPECIALTY CHEMICALS--.5%

Valspar                                                                                           1,520                   64,174

SPECIALTY STORES--8.4%

Advance Auto Parts                                                                                4,300  (a)             261,870

Cost Plus                                                                                         4,050  (a)             144,423

Finish Line, Cl. A                                                                                3,440  (a)              76,402

Hollywood Entertainment                                                                          10,960  (a)             188,512

Movie Gallery                                                                                     8,850  (a)             163,282

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY STORES (CONTINUED)

PETCO Animal Supplies                                                                             3,280  (a)              71,307

Rent-A-Center                                                                                     1,000  (a)              75,810

Tractor Supply                                                                                    3,380  (a)             161,395

                                                                                                                       1,143,001

TECHNOLOGY DISTRIBUTORS--.5%

Insight Enterprises                                                                               6,258  (a)              62,955

TRADING COMPANIES & DISTRIBUTORS--.8%

Fastenal                                                                                          3,070                  104,196

TRUCKING--2.8%

J.B. Hunt Transport Services                                                                      1,790  (a)              67,573

Werner Enterprises                                                                                5,570                  118,084

Yellow                                                                                            8,730  (a)             202,100

                                                                                                                         387,757

WIRELESS TELECOMMUNICATION SERVICES--.7%

Boston Communications Group                                                                       5,620  (a)              96,271

TOTAL COMMON STOCKS
   (cost $11,023,419)                                                                                                 12,469,587
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--8.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal National Mortgage Association,
  .77%, 7/1/2003
   (cost $1,216,000)                                                                          1,216,000                1,216,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $12,239,419)                                                             100.3%               13,685,587

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)                 (43,802)

NET ASSETS                                                                                       100.0%               13,641,785

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  12,239,419  13,685,587

Cash                                                                    160,674

Receivable for investment securities sold                               180,525

Receivable for shares of Beneficial Interest subscribed                  87,327

Dividends receivable                                                        791

                                                                     14,114,904
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            14,754

Payable for investment securities purchased                             431,608

Payable for shares of Beneficial Interest redeemed                          652

Accrued expenses                                                         26,105

                                                                        473,119
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,641,785
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      23,688,229

Accumulated investment (loss)--net                                     (67,411)

Accumulated net realized gain (loss) on investments                 (11,425,201)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       1,446,168
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,641,785

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       11,017,025     2,624,760

Shares Outstanding                                    1,502,560       359,159
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              7.33          7.31

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                10,070

Cash dividends (net of $17 foreign taxes withheld at source)             8,045

TOTAL INCOME                                                            18,115

EXPENSES:

Investment advisory fee--Note 3(a)                                      51,729

Auditing fees                                                           21,868

Prospectus and shareholders' reports                                     9,231

Custodian fees--Note 3(b)                                                9,200

Distribution fees--Note 3(b)                                             2,951

Legal fees                                                               1,145

Trustees' fees and expenses--Note 3(c)                                     594

Shareholder servicing costs--Note 3(b)                                     575

Loan commitment fees--Note 2                                                48

Miscellaneous                                                              442

TOTAL EXPENSES                                                          97,783

Less--waiver of fees due to undertaking--Note 3(a)                     (12,257)

NET EXPENSES                                                            85,526

INVESTMENT (LOSS)--NET                                                 (67,411)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,013,196)

Net unrealized appreciation (depreciation) on investments            2,460,830

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,447,634

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,380,223

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                            (67,411)            (148,257)

Net realized gain (loss) on investments        (1,013,196)          (3,820,832)

Net unrealized appreciation (depreciation)
   on investments                               2,460,830           (1,623,887)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,380,223           (5,592,976)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,937,074            2,309,288

Service shares                                    119,675            1,553,261

Cost of shares redeemed:

Initial shares                                   (905,227)          (3,717,669)

Service shares                                   (140,035)            (655,833)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             1,011,487             (510,953)

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,391,710           (6,103,929)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            11,250,075           17,354,004

END OF PERIOD                                  13,641,785           11,250,075
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       289,309             295,747

Shares redeemed                                  (141,992)           (445,294)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     147,317            (149,547)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        18,205             182,820

Shares redeemed                                   (21,763)            (85,758)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (3,558)             97,062

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                                           Six Months Ended                Year Ended December 31,
                                                              June 30, 2003       --------------------------------------------------
INITIAL SHARES                                                  (Unaudited)           2002        2001         2000      1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   6.55           9.81       12.04       13.89        12.50

Investment Operations:

Investment income (loss)--net                                          (.04)(b)       (.08)(b)    (.08)(b)    (.08)(b)      .01

Net realized and unrealized
   gain (loss) on investments                                           .82          (3.18)      (2.15)      (1.71)        1.38

Total from Investment Operations                                        .78          (3.26)      (2.23)      (1.79)        1.39

Distributions:

Dividends from investment income--net                                    --              --         --        (.01)         --

Dividends from net realized
   gain on investments                                                   --              --         --        (.05)         --

Total Distributions                                                      --  --         --       (.06)                       --

Net asset value, end of period                                         7.33           6.55       9.81        12.04         13.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      11.91(c)      (33.23)    (18.52)      (13.02)        11.12(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .74(c)         1.34       1.39         1.41           .07(c)

Ratio of net investment income (loss)
   to average net assets                                              (.58)(c)       (1.06)      (.77)        (.60)          .06(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              .08(c)         .05        .11          .52          1.45(c)

Portfolio Turnover Rate                                               68.93(c)      132.08     106.00       123.96          7.49(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                11,017          8,881     14,755       13,960         2,223

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                            Six Months Ended                   Year Ended December 31,
                                                               June 30, 2003           ---------------------------------------------
SERVICE SHARES                                                   (Unaudited)              2002             2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    6.53              9.78            12.04            12.04

Investment Operations:

Investment (loss)--net                                                  (.04)(b)          (.09)(b)         (.09)(b)          --

Net realized and unrealized
   gain (loss) on investments                                            .82             (3.16)           (2.17)             --

Total from Investment Operations                                         .78             (3.25)           (2.26)             --

Net asset value, end of period                                          7.31              6.53             9.78            12.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       11.94(c)         (33.23)          (18.77)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .74(c)           1.46             1.49             --

Ratio of net investment (loss)
   to average net assets                                                (.59)(c)         (1.17)           (1.02)            --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                               .20(c)            .18              .28             --

Portfolio Turnover Rate                                                68.93(c)         132.08           106.00           123.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  2,625             2,369            2,599            1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                 The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Discovery Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio's sub-investment adviser. Founders is a wholly-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $107

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

during the period ended June 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $9,743,310 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $1,024,575 of the carryover expires in fiscal 2008, $4,917,933 of the carryover expires in fiscal 2009 and $3,800,802 expires in fiscal 2010.

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the Facility.


NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2003, Dreyfus waived receipt of fees of $12,257 pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .20 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $2,951 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $99 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $9,200 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $8,044,322 and $6,993,706, respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $1,446,168, consisting of $2,200,627 gross unrealized appreciation and $754,459 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------

                                               Votes For     Authority Withheld
                                             -----------------------------------

To elect additional Trustees:

   David W. Burke                             52,619,411              1,551,548

   Whitney I. Gerard                          52,648,375              1,522,584

   Arthur A. Hartman                          52,520,433              1,650,526

   George L. Perry                            52,560,201              1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.


                  FOR MORE INFORMATION

                        DREYFUS INVESTMENT PORTFOLIOS,
                        FOUNDERS DISCOVERY PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        SUB-INVESTMENT ADVISER

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  193SA0603


      DREYFUS
      INVESTMENT PORTFOLIOS,
      FOUNDERS GROWTH
      PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003



      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                      Founders Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Founders Growth Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John Jares, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market's recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2003




DISCUSSION OF PERFORMANCE

John Jares, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio produced total returns of 15.05% for its Initial Shares and 15.06% for its Service shares.(1) In contrast, the Standard & Poor's 500 BARRA Growth Index (the "Index"), the portfolio's benchmark, produced a total return of 11.25% for the same period.(2)

War-related concerns created widespread uncertainty in the stock market during the first half of the reporting period, and the war's successful resolution sparked a strong rally during the second half. The portfolio's returns were higher than the return of its benchmark, primarily because of our emphasis on companies that we believed would do well in the event of a successful outcome of the war.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio invests primarily in large, well-managed growth companies whose performance is not entirely dependent upon the fortunes of the economy. Utilizing a "bottom-up" approach, we focus on individual stock selection rather than on forecasting stock market trends. We look for high-quality, proven companies with an established track record of sustained earnings growth in excess of industry averages. The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

A powerful stock market rally began in March 2003 as the U.S. went to war with Iraq, removing investor uncertainty that had lingered for months. Although the U.S. economy remained sluggish, investors looked beyond prevailing weakness, anticipating stronger corporate profits in the second half of 2003. In addition, low interest rates con-

                                                                The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tinued to spur consumer spending on big-ticket consumer items, such as housing and automobiles, as well as discretionary items, including consumer electronics and leisure.

For example, shares of Royal Caribbean, a travel and leisure company, had been beaten down by terrorism fears and concerns that people might not travel if the war went poorly. By mid-March, the stock appeared to us to be inexpensive, yet the company continued to post strong profits. We purchased the stock, and it gained value when the war's outcome became clearer. Another beneficiary of a "post-war bounce" was Best Buy, a specialty retailer of consumer electronics. Prior to the war, investors appeared to be wary of investing in consumer discretionary stocks, primarily because of the fear that the Federal Reserve Board might not reduce interest rates enough to continue to stimulate the economy if a negative war outcome resulted in more unemployment. The war outcome was positive, and the company continued to post strong profits, benefiting its stock price.

As investor optimism took hold, the biotechnology and medical products industry groups posted strong gains. Boston Scientific, a leading manufacturer of medical devices used in cardiology, interventional radiology and neurovascular procedures, announced particularly strong results. The company's drug-coated cardiovascular devices will make prior technologies obsolete, leaving little competition in the category. Another strong performer was Teva Pharmaceutical Industries, which focuses on less expensive generic drugs that compete favorably against brand-name products.

Of course, some of the portfolio' s holdings produced disappointing returns during the reporting period. Among them were basic materials holdings, such as Air Products and Chemicals, a supplier of industrial gas and related industrial process equipment, which experienced sluggish demand. We were also disappointed by BMC Software, which did not meet revenue growth targets. On the other hand, the portfolio' s second best performer was VERITAS Software, suggesting that business success during the reporting period was often company-specific rather than industry-wide.

A final reason the portfolio outperformed its benchmark was its higher than average cash position prior to the war, when stock prices generally declined. Cash peaked at 18% of the portfolio's assets in February, but declined to 6% by the start of the war in March as we put assets to work in stocks that we believed would benefit from a favorable war outcome.

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

The portfolio's longstanding strategy is to favor shares of attractively priced companies that are likely to exhibit profit growth exceeding Wall Street's expectations. In light of the prospect of improving economic conditions, we currently are emphasizing economically sensitive companies, such as industrial concerns, that we believe are likely to do well as the recovery gains momentum. In addition, we have found opportunities in companies that, in our view, are likely to benefit from improving employment trends, such as newspapers, restaurants, retailers and travel firms. Finally, companies with relatively high-energy needs, such as transportation companies, may benefit from a drop in fuel prices.

July 15, 2003

     THE  PORTFOLIO IS ONLY  AVAILABLE AS A FUNDING  VEHICLE  UNDER VARIOUS
     LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS GROWTH PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD AND POOR'S 500 BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE HIGH
     PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



COMMON STOCKS--87.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AIRLINES--1.9%

Delta Air Lines                                                                                   6,087                   89,357

Northwest Airlines                                                                                9,760  (a)             110,190

Southwest Airlines                                                                               12,132                  208,671

                                                                                                                         408,218

APPLICATION SOFTWARE--.4%

PeopleSoft                                                                                        4,659  (a)              81,952

ASSET MANAGEMENT & CUSTODY BANKS--2.3%

Bank of New York Co.                                                                              2,189                   62,934

Janus Capital Group                                                                              15,946                  261,514

SEI Investments                                                                                   5,269                  168,608

                                                                                                                         493,056

BIOTECHNOLOGY--1.6%

Amgen                                                                                             3,025  (a)             200,981

Gilead Sciences                                                                                   2,597  (a)             144,341

                                                                                                                         345,322

BROADCASTING & CABLE TV--2.3%

Clear Channel Communications                                                                      2,578  (a)             109,282

Comcast, Cl. A                                                                                    8,665  (a)             249,812

Cox Communications, Cl. A                                                                         3,716  (a)             118,540

                                                                                                                         477,634

CASINOS & GAMING--.3%

MGM MIRAGE                                                                                        2,152  (a)              73,555

COMMUNICATIONS EQUIPMENT--.9%

Cisco Systems                                                                                    11,627  (a)             194,055

COMPUTER & ELECTRONICS RETAIL--2.2%

Best Buy Co.                                                                                     10,457  (a)             459,271

COMPUTER HARDWARE--1.8%

International Business Machines                                                                   4,478                  369,435

CONSUMER FINANCE--1.8%

MBNA                                                                                             18,330                  381,997

DATA PROCESSING & OUTSOURCED SERVICES--2.7%

First Data                                                                                        6,934                  287,345

Fiserv                                                                                            7,551  (a)             268,891

                                                                                                                         556,236


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED BANKS--3.5%

Bank of America                                                                                   5,068                  400,524

Wells Fargo & Co.                                                                                 6,570                  331,128

                                                                                                                         731,652

DIVERSIFIED COMMERCIAL SERVICES--1.1%

Cendant                                                                                          12,121  (a)             222,057

DIVERSIFIED FINANCIAL SERVICES--1.1%

Citigroup                                                                                         5,618                  240,450

DRUG RETAIL--.2%

Walgreen                                                                                          1,402                   42,200

EXCHANGE TRADED FUNDS--4.9%

SPDRs                                                                                            10,465                1,022,012

FOOD RETAIL--1.0%

Safeway                                                                                          10,333  (a)             211,413

GAS UTILITIES--1.0%

Kinder Morgan                                                                                     4,040                  220,786

GENERAL MERCHANDISE STORES--1.5%

Wal-Mart Stores                                                                                   5,958                  319,766

HEALTHCARE DISTRIBUTORS--1.8%

Caremark Rx                                                                                       6,483  (a)             166,483

Express Scripts                                                                                   3,108  (a)             212,339

                                                                                                                         378,822

HEALTHCARE EQUIPMENT--1.2%

Boston Scientific                                                                                 4,140  (a)             252,954

HOME IMPROVEMENT RETAIL--1.2%

Home Depot                                                                                        7,460                  247,075

HOTELS, RESORTS & CRUISE LINES--.2%

Carnival                                                                                          1,423                   46,262

HOUSEHOLD PRODUCTS--2.5%

Colgate-Palmolive                                                                                 5,041                  292,126

Procter & Gamble                                                                                  2,581                  230,174

                                                                                                                         522,300

IT CONSULTING & SERVICES--1.4%

Accenture, Cl. A                                                                                 15,735  (a)             284,646

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.4%

General Electric                                                                                 26,611                  763,204

Ingersoll-Rand, Cl. A                                                                             1,322                   62,557

3M                                                                                                  748                   96,477

                                                                                                                         922,238

INDUSTRIAL GASES--1.3%

Air Products and Chemicals                                                                        1,295                   53,872

Praxair                                                                                           3,487                  209,569

                                                                                                                         263,441

INDUSTRIAL MACHINERY--.7%

Illinois Tool Works                                                                               2,384                  156,986

INTEGRATED OIL & GAS--.4%

Exxon Mobil                                                                                       2,622                   94,156

INTEGRATED TELECOMMUNICATION SERVICES--.5%

SBC Communications                                                                                3,912                   99,952

INVESTMENT BANKING & BROKERAGE--1.6%

Goldman Sachs Group                                                                               2,051                  171,771

Morgan Stanley                                                                                    3,758                  160,655

                                                                                                                         332,426

LEISURE FACILITIES--1.9%

Royal Caribbean Cruises                                                                          16,932                  392,145

MOVIES & ENTERTAINMENT--3.7%

AOL Time Warner                                                                                   8,350  (a)             134,351

Viacom, Cl. B                                                                                     7,774  (a)             339,413

Walt Disney                                                                                      15,498                  306,086

                                                                                                                         779,850

MULTI-LINE INSURANCE--.7%

American International Group                                                                      2,657                  146,613

OIL & GAS DRILLING--.4%

GlobalSantaFe                                                                                     1,946                   45,419

Nabors Industries                                                                                 1,205  (a)              47,658

                                                                                                                          93,077

OIL & GAS EQUIPMENT & SERVICES--1.8%

BJ Services                                                                                       1,430  (a)              53,425

Smith International                                                                               9,002  (a)             330,733

                                                                                                                         384,158

PERSONAL PRODUCTS--2.8%

Estee Lauder Cos., Cl. A                                                                         17,469                  585,736


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--6.1%

Forest Laboratories                                                                               1,225  (a)              67,069

Johnson & Johnson                                                                                 4,287                  221,638

Merck & Co.                                                                                       4,180                  253,099

Pfizer                                                                                           11,916                  406,931

Teva Pharmaceutical Industries, ADR                                                               4,100                  233,413

Wyeth                                                                                             2,164                   98,570

                                                                                                                       1,280,720

PUBLISHING--1.2%

Tribune                                                                                           5,124                  247,489

RAILROADS--1.0%

Canadian National Railway                                                                         2,077                  100,236

Union Pacific                                                                                     1,760                  102,115

                                                                                                                         202,351

SEMICONDUCTOR EQUIPMENT--1.8%

KLA-Tencor                                                                                        3,179  (a)             147,791

Novellus Systems                                                                                  6,455  (a)             236,389

                                                                                                                         384,180

SEMICONDUCTORS--4.0%

Altera                                                                                            3,292  (a)              53,989

Broadcom, Cl. A                                                                                   1,455  (a)              36,244

Intel                                                                                            13,501                  280,605

Linear Technology                                                                                 7,537                  242,767

Marvell Technology Group                                                                          1,670  (a)              57,398

Maxim Integrated Products                                                                         2,880                   98,467

Xilinx                                                                                            2,357  (a)              59,656

                                                                                                                         829,126

SOFT DRINKS--1.8%

Coca-Cola                                                                                         6,123                  284,168

Coca-Cola Enterprises                                                                             4,648                   84,362

                                                                                                                         368,530

SPECIALTY STORES--1.4%

Tiffany & Co.                                                                                     8,745                  285,787

SYSTEMS SOFTWARE--9.1%

Adobe Systems                                                                                     7,960                  255,277

BMC Software                                                                                     15,079  (a)             246,240

Microsoft                                                                                        34,509                  883,776

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SYSTEMS SOFTWARE (CONTINUED)

Oracle                                                                                           20,973  (a)             252,095

VERITAS Software                                                                                  9,267  (a)             265,685

                                                                                                                       1,903,073

TOTAL COMMON STOCKS
   (cost $16,237,458)                                                                                                 18,335,160
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--12.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal National Mortgage Association

  .77%, 7/1/2003

   (cost $2,702,000)                                                                          2,702,000                2,702,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $18,939,458)                                                              100.3%              21,037,160

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.3%)                (60,298)

NET ASSETS                                                                                        100.0%              20,976,862

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  18,939,458  21,037,160

Cash                                                                      4,736

Receivable for investment securities sold                               178,718

Dividends receivable                                                     12,776

Receivable for shares of Beneficial Interest subscribed                   8,491

                                                                     21,241,881
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            15,557

Payable for shares of Beneficial Interest redeemed                      110,223

Payable for investment securities purchased                             106,240

Accrued expenses                                                         32,999

                                                                        265,019
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       20,976,862
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      39,445,245

Accumulated investment income--net                                        1,321

Accumulated net realized gain (loss) on investments                 (20,567,406)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       2,097,702
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       20,976,862

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       15,214,888       5,761,974

Shares Outstanding                                    1,566,805         594,205
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              9.71            9.70

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $124 foreign taxes withheld at source)           85,596

Interest                                                                 9,172

TOTAL INCOME                                                            94,768

EXPENSES:

Investment advisory fee--Note 3(a)                                      70,085

Auditing fees                                                           15,033

Custodian fees--Note 3(b)                                                7,453

Prospectus and shareholders' reports                                     6,955

Distribution fees--Note 3(b)                                             5,679

Shareholder servicing costs--Note 3(b)                                   1,149

Trustees' fees and expenses--Note 3(c)                                     534

Loan commitment fees--Note 2                                                81

Miscellaneous                                                              732

TOTAL EXPENSES                                                         107,701

Less--waiver of fees due to undertaking--Note 3(a)                     (14,254)

NET EXPENSES                                                            93,447

INVESTMENT INCOME--NET                                                   1,321
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (498,348)

Net unrealized appreciation (depreciation) on investments            3,122,447

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,624,099

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,625,420

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                             June 30, 2003           Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                       1,321               (17,553)

Net realized gain (loss) on investments          (498,348)           (5,372,612)

Net unrealized appreciation (depreciation)
   on investments                               3,122,447            (2,834,277)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,625,420            (8,224,442)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --               (15,843)

Service shares                                         --                (3,788)

TOTAL DIVIDENDS                                        --               (19,631)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    625,692               692,907

Service shares                                  1,227,231             3,124,265

Dividends reinvested:

Initial shares                                         --                15,843

Service shares                                         --                 3,788

Cost of shares redeemed:

Initial shares                                 (1,832,771)           (5,262,139)

Service shares                                   (443,819)           (1,309,317)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (423,667)           (2,734,653)

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,201,753           (10,978,726)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            18,775,109            29,753,835

END OF PERIOD                                  20,976,862            18,775,109

Undistributed investment income--net                1,321                    --

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                          Six Months Ended
                                             June 30, 2003           Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        66,699                67,093

Shares issued for dividends reinvested                 --                 1,334

Shares redeemed                                  (211,142)             (533,187)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (144,443)             (464,760)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       129,568               286,912

Shares issued for dividends reinvested                 --                   319

Shares redeemed                                   (49,380)             (126,016)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      80,188               161,215

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                        Six Months Ended                             Year Ended December 31,
                                           June 30, 2003         -------------------------------------------------------------------
INITIAL SHARES                               (Unaudited)            2002          2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                            8.44            11.77         14.73         19.87          15.90         12.50

Investment Operations:

Investment income (loss)--net                      .00(b,c)        (.01)(b)       .01(b)        .02(b)        (.02)(b)       .01

Net realized and unrealized
   gain (loss) on investments                     1.27            (3.31)        (2.96)        (5.03)          5.79          3.39

Total from Investment Operations                  1.27            (3.32)        (2.95)        (5.01)          5.77          3.40

Distributions:

Dividends from
   investment income--net                           --             (.01)         (.01)           --           (.01)           --

Dividends from net realized
   gain on investments                              --               --            --          (.13)         (1.79)           --

Total Distributions                                 --             (.01)         (.01)         (.13)         (1.80)           --

Net asset value, end of period                    9.71             8.44         11.77         14.73          19.87         15.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 15.05(d)        (28.25)       (20.03)       (25.40)         39.01         27.20(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                           .50(d)          1.00           .99           .97           1.00           .25(d)

Ratio of net investment income
   (loss) to average net assets                    .01(d)          (.08)          .08           .11           (.11)          .05(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                         .05(d)           .09           .10           .11           1.33           .31(d)

Portfolio Turnover Rate                          58.71(d)        165.08        180.84        171.96         115.08         75.65(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  15,215           14,442        25,607        28,583          7,485         2,544

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)




                                                             Six Months Ended                   Year Ended December 31,
                                                                June 30, 2003         ----------------------------------------------
SERVICE SHARES                                                    (Unaudited)                2002             2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    8.43                11.76            14.73            14.73

Investment Operations:

Investment income (loss)--net                                            .00(b,c)            (.01)(b)         (.00)(b,d)         --

Net realized and unrealized
   gain (loss) on investments                                           1.27                (3.31)           (2.96)              --

Total from Investment Operations                                        1.27                (3.32)           (2.96)              --

Distributions:

Dividends from investment income--net                                     --                 (.01)            (.01)              --

Net asset value, end of period                                          9.70                 8.43            11.76            14.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       15.06(e)            (28.21)          (20.16)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .50(e)              1.00             1.00               --

Ratio of net investment income (loss)
   to average net assets                                                 .01(e)              (.06)            (.01)              --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                               .17(e)               .34              .40               --

Portfolio Turnover Rate                                                58.71(e)            165.08           180.84           171.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  5,762                4,333            4,147            --(f)

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) AMOUNT REPRESENTS LESS THAN ($.01) PER SHARE.

(E) NOT ANNUALIZED.

(F) AMOUNT REPRESENTS LESS THAN $1,000.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering twelve series, including the Founders Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial
Corporation.   Founders   Asset  Management  LLC  ("Founders") serves  as  the
portfolio's sub-investment adviser. Founders is a wholly-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $49 during the period ended June 30, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $18,890,182 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $1,609,264 of the carryover expires in fiscal 2008, $11,561,842 expires in fiscal 2009 and $5,719,076 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $19,631. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2003, Dreyfus waived receipt of fees of $14,254, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .20 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%


(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $5,679 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $77 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $7,453 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $10,054,242 and $11,141,449, respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $2,097,702, consisting of $2,370,926 gross unrealized appreciation and $273,224 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------
                                               Votes For  Authority Withheld
                                            ------------------------------------
To elect additional Trustees:

   David W. Burke                             52,619,411           1,551,548

   Whitney I. Gerard                          52,648,375           1,522,584

   Arthur A. Hartman                          52,520,433           1,650,526

   George L. Perry                            52,560,201           1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.

                                                        The Portfolio

NOTES

                 FOR MORE INFORMATION

                        DREYFUS INVESTMENT PORTFOLIOS,
                        FOUNDERS GROWTH PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        SUB-INVESTMENT ADVISER

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  176SA0603



      DREYFUS
      INVESTMENT PORTFOLIOS,
      FOUNDERS INTERNATIONAL
      EQUITY PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            23   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                                 Dreyfus Investment Portfolios,
                                                         Founders International
                                                               Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Remi J. Browne, CFA, and Daniel B. LeVan, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The first half of 2003 was a time of long-awaited recovery for international stocks. Despite continued volatility and lackluster economic conditions leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the global economy. Apparently, they liked what they saw. Despite current economic weakness, investors in many parts of the world appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for international stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their international equity exposure during the bear market. In contrast, investors who avoided international stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

Remi J. Browne, CFA, and Daniel B. LeVan, CFA, Portfolio Manager

Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio produced total returns of 6.88% for its Initial shares and 6.88% for its Service shares.(1) This compares with a 10.25% total return produced by the portfolio's benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.(2)

We attribute the portfolio' s performance to improvements in the global stock markets, especially during the second half of the reporting period, when rising expectations of an economic recovery and the success of major combat operations in Iraq fueled investors' optimism. However, the portfolio's returns trailed the return of its benchmark, primarily because it was not invested in the lower-quality companies that led the market's advance. Instead, we preferred to focus on what we believe to be high-quality companies with sustainable earnings growth.

We are pleased to announce that on March 6, 2003, Remi Browne and Daniel LeVan became the portfolio' s primary managers. The portfolio's investment objective and policies remain the same.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through expanding volumes, increasing margins, or new product development. In our view, these factors are the hallmarks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers, as well as that of their local markets

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

The portfolio is broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world. We generally sell a stock when we determine that circumstances have changed and it will not achieve the growth in earnings we had anticipated, or when valuation becomes stretched.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Equity markets around the world declined during the first quarter of 2003, chiefly in response to weak economic fundamentals and building tensions in Iraq. Continental Europe experienced the most severe declines, with equity markets in France, Germany, Belgium and the Netherlands falling sharply. However, the equity markets began to improve during the second calendar quarter, as the situation in Iraq moved quickly toward a resolution. In this environment, many of the stocks that had been most heavily punished over the last three years led the charge, with technology and financial stocks producing some of the greatest returns.

Within the technology group, the portfolio enjoyed successes with its holdings in German-based SAP, a multinational software company with a leading position in the enterprise software business. The company has been slowly gaining market share over its competitors by expanding its operations in the U.S. and reducing costs. As for financial stocks, several banks reported strong returns for the portfolio, including Royal Bank of Scotland, one of the portfolio's top ten holdings.

From a country-allocation perspective, strong stock selections within Canada, the United Kingdom and Italy added most to performance, while investments in
Hong   Kong,   Japan   and   Switzerland   generally  detracted  from  returns.

We have made several changes to the portfolio since assuming management responsibility in March 2003. We sold many of the portfolio's holdings, replacing them with what we believed to be companies with higher expected earnings growth rates relative to their valuations. In effect, we have moved the portfolio away from the more traditional defensive sectors, choosing instead to concentrate on stocks that are more growth-oriented. In addition, we increased the number of holdings from 56 to 117 by the end of March, which is where the portfolio stands as of the end of the reporting period.


WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

Our strategy is to look for companies with increasing business momentum and strong underlying growth relative to their valuations. We are finding more stocks that match those characteristics and are favoring those most sensitive to an upturn. This is increasing our confidence that the recent rally will be sustainable.

As of the end of the reporting period, the largest portions of the portfolio's assets were invested in the United Kingdom and Japan, which comprised approximately 25% and 18% of the total portfolio, respectively. The next largest country representations were Germany, France and Switzerland, with between 6% and 7% of the portfolio's assets. The smallest areas of concentration for the portfolio were Italy and Sweden, at approximately 3% each.

July 15, 2003

     THE  PORTFOLIO IS ONLY  AVAILABLE AS A FUNDING  VEHICLE  UNDER VARIOUS
     LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS INTERNATIONAL EQUITY PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)




COMMON STOCKS--94.5%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.9%

Boral                                                                                             9,800                   33,333

Lion Nathan                                                                                      12,800                   46,118

QBE Insurance Group                                                                              11,900                   74,552

Seven Network                                                                                    11,000                   35,123

                                                                                                                         189,126

AUSTRIA--.5%

OMV                                                                                                 250                   30,060

BELGIUM--.6%

Delhaize                                                                                          1,280                   38,984

CANADA--4.9%

Biovail                                                                                             753  (a)              35,436

Canadian Tire, Cl. A                                                                              1,600                   38,493

Cognos                                                                                            1,500  (a)              40,496

Fortis                                                                                              950                   41,491

Kingsway Financial Services                                                                       3,600  (a)              43,571

Nortel Networks                                                                                  10,900  (a)              29,370

Metro, Cl. A                                                                                      2,600                   37,819

Penn West Petroleum                                                                               1,500  (a)              48,301

                                                                                                                         314,977

DENMARK--1.7%

Jyske Bank                                                                                        1,100  (a)              44,418

TDC                                                                                               2,200                   65,861

                                                                                                                         110,279

FINLAND--.6%

Nokia                                                                                             2,300                   37,906

FRANCE--6.8%

BNP Paribas                                                                                       1,701                   86,507

Cap Gemini                                                                                        1,900  (a)              67,519

Orange                                                                                           10,300  (a)              91,506

PSA Peugeot Citroen                                                                               1,300                   63,200

Sanofi-Synthelabo                                                                                 1,150                   67,407

Societe Generale, Cl. A                                                                             550                   34,893

Total                                                                                               211                   31,913

                                                                                                                         442,945


COMMON STOCKS (CONTINUED)                                                                         Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY--7.7%

Altana                                                                                              900                   56,373

BASF                                                                                              1,700                   72,389

Continental                                                                                       1,900                   39,918

Deutsche Telekom                                                                                  2,200  (a)              33,527

E.ON                                                                                              1,400                   71,843

Metro                                                                                             1,070                   34,076

SAP                                                                                               1,300                  152,397

ThyssenKrupp                                                                                      3,400                   38,998

                                                                                                                         499,521

GREECE--1.0%

Alpha Bank                                                                                        3,700                   64,552

HONG KONG--2.4%

Cheung Kong                                                                                      11,100                   66,756

Henderson Investment                                                                             39,000                   37,508

Hutchison Whampoa                                                                                 8,000                   48,728

                                                                                                                         152,992

IRELAND--1.8%

Anglo Irish Bank                                                                                  8,400                   74,144

DCC                                                                                               3,300                   44,374

                                                                                                                         118,518

ITALY--3.1%

Banca Intesa                                                                                     15,580                   49,868

Eni                                                                                               2,000                   30,273

Parmalat Finanziaria                                                                             21,900                   68,965

Saipem                                                                                            6,900                   51,705

                                                                                                                         200,811

JAPAN--18.1%

BANDAI                                                                                              800                   30,602

CANON                                                                                             2,000                   92,040

CITIZEN ELECTRONICS                                                                               1,200                   52,518

DAI NIPPON PRINTING                                                                               4,000                   42,429

KDDI                                                                                                 13                   50,489

KEYENCE                                                                                             400                   73,499

KIRIN BEVERAGE                                                                                    2,000                   30,134

                                                                                                                The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

KIRIN BREWERY                                                                                     4,000                   28,197

Mitsubishi                                                                                        8,000                   55,658

Mitsubishi Tokyo Financial                                                                            9                   40,817

Mitsui Fudosan                                                                                    8,000                   51,249

NIPPON TELEGRAPH AND TELEPHONE                                                                       15                   59,008

NISSAN MOTOR                                                                                      9,900                   94,924

NOK                                                                                               2,000                   33,308

Nisshin Seifun                                                                                    4,000                   28,497

ONO PHARMACEUTICAL                                                                                2,000                   62,140

PIONEER                                                                                           1,500                   33,826

SUZUKEN                                                                                           1,300                   30,945

Seino Transportation                                                                              5,000                   28,689

Sharp                                                                                             6,000                   77,224

Sumitomo Electric Industries                                                                      5,000                   36,624

Sumitomo Mitsui Financial                                                                            20                   43,765

Takeda Chemical Industries                                                                        2,700                   99,900

                                                                                                                       1,176,482

NETHERLANDS--2.5%

ABN AMRO                                                                                          1,300                   24,877

Hunter Douglas                                                                                      800                   26,664

Koninklijke (Royal) KPN                                                                           8,100  (a)              57,438

Wereldhave                                                                                          800                   50,339

                                                                                                                         159,318

NORWAY--.6%

ProSafe                                                                                           2,000                   36,248

SINGAPORE--1.0%

Fraser & Neave                                                                                    5,500                   26,867

Keppel                                                                                           14,100                   39,245

                                                                                                                          66,112

SPAIN--4.2%

ACS                                                                                               1,600                   68,314

Endesa                                                                                            4,259                   71,367

Inmobiliaria Urbis                                                                                4,382                   33,793

Repsol YPF                                                                                        4,300                   69,781

Viscofan                                                                                          4,200                   32,728

                                                                                                                         275,983


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN--3.3%

Getinge, Cl. B                                                                                    1,600                   42,484

Skandinaviska Enskilda Banken                                                                     3,000                   30,551

Tele2, Cl. B                                                                                      1,900  (a)              70,630

TeliaSonera                                                                                      17,000                   70,523

                                                                                                                         214,188

SWITZERLAND--6.1%

Actelion                                                                                            460  (a)              30,678

Ciba Specialty Chemicals                                                                            480  (a)              29,102

Logitech International                                                                            1,700  (a)              63,852

Micronas Semiconductor                                                                            2,700  (a)              54,499

Novartis                                                                                          3,030                  120,080

Saurer                                                                                            1,100  (a)              30,092

Serono, Cl. B                                                                                        48                   28,250

UBS                                                                                                 658                   36,658

                                                                                                                         393,211

UNITED KINGDOM--24.7%

Alliance & Leicester                                                                              2,200                   30,222

AstraZeneca                                                                                       1,400                   56,307

BP                                                                                               19,553                  136,002

BT                                                                                               23,000                   77,562

Barclays                                                                                          7,369                   54,884

Barratt Developments                                                                              4,800                   34,320

Bradford & Bingley                                                                                7,300                   37,968

British Airways                                                                                   9,800  (a)              24,573

Cairn Energy                                                                                      6,900  (a)              35,403

Galen                                                                                             6,200                   53,360

GlaxoSmithKline                                                                                   4,455                   90,178

HBOS                                                                                              9,700                  125,947

Imperial Tobacco                                                                                  1,700                   30,472

J Sainsbury                                                                                       7,500                   31,530

Johnston Press                                                                                    5,300                   37,995

Kelda                                                                                             5,300                   37,672

Land Securities                                                                                   2,900                   37,510

Northern Rock                                                                                     7,500                   88,506

Reckitt Benckiser                                                                                 4,075                   74,999

                                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Royal Bank of Scotland                                                                            4,215                  118,596

Shell Transport & Trading                                                                         9,100                   60,246

Shire Pharmaceuticals                                                                             5,200  (a)              34,426

Standard Chartered                                                                                7,218                   87,926

Vodafone                                                                                        103,350                  202,700

                                                                                                                       1,599,304
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,293,328)                                                               94.5%                6,121,517

CASH AND RECEIVABLES (NET)                                                                         5.5%                  357,714

NET ASSETS                                                                                       100.0%                6,479,231

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,293,328    6,121,517

Cash                                                                    255,661

Receivable for investment securities sold                               139,884

Receivable for shares of Beneficial Interest subscribed                 121,585

Dividends receivable                                                     11,541

Due from The Dreyfus Corporation and affiliates                           1,281

                                                                      6,651,469
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             124,180

Payable for shares of Beneficial Interest redeemed                       11,386

Accrued expenses and other liabilities                                   36,672

                                                                        172,238
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,479,231
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      13,565,154

Accumulated undistributed investment income--net                         58,003

Accumulated net realized gain (loss) on investments                 (7,972,426)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      828,500
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,479,231

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        4,818,552      1,660,679

Shares Outstanding                                      517,382        178,228
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              9.31          9.32

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $12,745 foreign taxes withheld at source)       102,481

Interest                                                                 1,140

TOTAL INCOME                                                           103,621

EXPENSES:

Investment advisory fee--Note 3(a)                                      30,677

Custodian fees                                                          18,083

Auditing fees                                                           13,241

Prospectus and shareholders' reports                                     8,129

Trustees' fees and expenses--Note 3(c)                                   4,178

Shareholder servicing costs--Note 3(b)                                   3,995

Distribution fees--Note 3(b)                                             1,860

Legal fees                                                                 739

Loan commitment fees--Note 2                                                28

Miscellaneous                                                            2,229

TOTAL EXPENSES                                                          83,159

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertaking--Note 3(a)               (37,116)

NET EXPENSES                                                            46,043

INVESTMENT INCOME--NET                                                  57,578
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (1,590,447)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  1,910,284

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 319,837

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   377,415

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             57,578                5,494

Net realized gain (loss) on investments        (1,590,447)          (1,268,084)

Net unrealized appreciation (depreciation)
   on investments                               1,910,284           (1,548,573)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      377,415           (2,811,163)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (4,665)                   --

Service shares                                    (1,527)                   --

TOTAL DIVIDENDS                                   (6,192)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                     66,413            1,670,744

Service shares                                    201,154            1,034,932

Dividends reinvested:

Initial shares                                      4,665                  --

Service shares                                      1,527                  --

Cost of shares redeemed:

Initial shares                                   (635,744)          (3,403,241)

Service shares                                   (235,726)            (388,952)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (597,711)          (1,086,517)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (226,488)          (3,897,680)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             6,705,719           10,603,399

END OF PERIOD                                   6,479,231            6,705,719

Undistributed investment income--net               58,003                6,617

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                         7,694              174,994

Shares issued for dividends reinvested                576                  --

Shares redeemed                                   (76,270)            (349,506)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (68,000)            (174,512)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        22,447               98,115

Shares issued for dividends reinvested                189                  --

Shares redeemed                                   (28,157)             (39,948)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (5,521)               58,167

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.





                                                                                    Year Ended December 31,
                                           Six Months Ended        -----------------------------------------------------------------
                                              June 30, 2003
INITIAL SHARES                                  (Unaudited)       2002         2001          2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                              8.72         11.97         17.00         21.65          14.36         12.50

Investment Operations:

Investment income (loss)--net                        .08(b)        .01(b)       (.02)(b)       .00(b,c)      (.02)(b)      (.01)

Net realized and unrealized
   gain (loss) on investments                        .52         (3.26)        (5.00)        (3.55)          8.73          1.87

Total from Investment Operations                     .60         (3.25)        (5.02)        (3.55)          8.71          1.86

Distributions:

Dividends from
   investment income--net                           (.01)           --          (.01)          --              --            --

Dividends from net realized
   gain on investments                                --            --            --         (1.10)         (1.42)           --

Total Distributions                                 (.01)           --          (.01)        (1.10)         (1.42)           --

Net asset value, end of period                      9.31          8.72         11.97         17.00          21.65         14.36
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    6.88(d)     (27.15)       (29.56)       (17.41)         60.69         14.88(d)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                             .74(d)       1.50          1.50          1.50           1.50           .38(d)

Ratio of net investment income
   (loss) to average net assets                      .93(d)        .06          (.13)          .02           (.11)         (.08)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                           .57(d)        .51           .72           .57           2.27           .81(d)

Portfolio Turnover Rate                           103.10(d)     226.63        201.61        171.34         190.80         29.25(d)
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     4,819         5,103         9,099        11,888          4,608         2,297

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)



                                                            Six Months Ended                  Year Ended December 31,
                                                               June 30, 2003             -------------------------------------------
SERVICE SHARES                                                   (Unaudited)              2002             2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    8.72             11.98            17.00            17.00

Investment Operations:

Investment income (loss)--net                                            .08(b)            .01(b)          (.06)(b)          --

Net realized and unrealized
   gain (loss) on investments                                            .53             (3.27)           (4.95)             --

Total from Investment Operations                                         .61             (3.26)           (5.01)             --

Distributions:

Dividends from investment income--net                                   (.01)              --              (.01)             --

Net asset value, end of period                                          9.32              8.72            11.98             17.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        6.88(c)         (27.21)          (29.50)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .74(c)           1.50             1.50              --

Ratio of net investment income (loss)
   to average net assets                                                 .94(c)            .05             (.46)             --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                               .70(c)            .76             1.05              --

Portfolio Turnover Rate                                               103.10(c)         226.63           201.61             171.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  1,661             1,602            1,504                1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term growth of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio's sub-investment adviser. Founders is a wholly-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $556 during the period ended June 30, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $6,024,266 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $390,202 of the carryover expires in fiscal 2008, $4,125,982 expires in fiscal 2009 and $1,508,082 expires in fiscal 2010.

During   the  period  ended  December  31,  2002,  the  portfolio  did  not  pay
distributions.   The  tax  character  of  current  year  distributions  will  be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus had agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2003, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $37,116, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $1,860 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $76 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $6,164,025 and $6,759,548, respectively.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At June 30, 2003, accumulated net unrealized appreciation on investments was $828,189, consisting of $895,818 gross unrealized appreciation and $67,629 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------
                                               Votes For    Authority Withheld
                                            ------------------------------------

To elect additional Trustees:

   David W. Burke                             52,619,411             1,551,548

   Whitney I. Gerard                          52,648,375             1,522,584

   Arthur A. Hartman                          52,520,433             1,650,526

   George L. Perry                            52,560,201             1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.

                                                        The Portfolio

NOTES

                  FOR MORE INFORMATION

                        DREYFUS
                        INVESTMENT PORTFOLIOS,
                        FOUNDERS INTERNATIONAL
                        Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        SUB-INVESTMENT ADVISER

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  177SA0603


      DREYFUS INVESTMENT PORTFOLIOS,
      FOUNDERS PASSPORT PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            27   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                    Founders Passport Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Founders Passport Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Tracy Stouffer, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The first half of 2003 was a time of long-awaited recovery for international stocks. Despite continued volatility and lackluster economic conditions leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the global economy. Apparently, they liked what they saw. Despite current economic weakness, investors in many parts of the world appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for international stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their international equity exposure during the bear market. In contrast, investors who avoided international stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,

/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

Tracy Stouffer, CFA, Portfolio Manager

Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Passport Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio produced total returns of 22.60% for its Initial shares and 22.60% for its Service shares.(1) This compares with a 10.25% total return produced by the portfolio's benchmark, the Morgan Stanley Capital International World ex U.S. Index ("MSCI World ex-US Index"), for the same period.(2)

The portfolio significantly outperformed its benchmark, the MSCI World ex-US Index. This is largely due to the fact that the benchmark is predominantly comprised of large-cap stocks which, as a whole did not reap as many gains as small-cap stocks did in the first half of the year. In addition, our ability to invest in emerging-market countries helped boost the portfolio's overall return, as the emerging markets outperformed the developed markets.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio invests primarily in foreign companies with annual revenues or market capitalizations of $1.5 billion or less that the portfolio manager believes have fundamental strengths that indicate the potential for growth in earnings. The portfolio is a broadly diversified portfolio and currently holds more than 100 stocks across many industries and many countries.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Because of this broad mandate, we believe it is very important for us to meet with corporate management teams to assess their business strategies. We also believe it is important to travel to the countries in which they are located to assess the local business environment. When it comes to international small-cap stocks, it is especially important to learn as much as we can, because there is a limited amount of Wall Street research available on many of these companies.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Uncertainty hovered over the international stock markets during the first quarter of 2003 while the United States and the United Kingdom prepared for war in Iraq. Corporate spending remained sluggish, and several industries continued to struggle with excess inventories and high debt burdens. Consumer spending
fared    slightly    better.

However, as the conflict in Iraq moved toward resolution, investors worldwide began to regain confidence, and to anticipate a second-half recovery. By mid-March, markets were recovering in North America, Europe and Latin America. Many Asian markets initially lagged due to the outbreak of Severe Acute Respiratory Syndrome ("SARS"), but rebounded by the end of April.

On a more specific level, many investors were reassured that a series of tax cuts implemented by President Bush and his cabinet would boost chances of a domestic recovery, which in turn could benefit the global economic picture. Furthermore, Greenspan provided us with an additional domestic interest-rate cut aimed at encouraging borrowing and providing insurance against deflationary pressure. The European Central Bank also eased their rates because there was a decline in inflation and the economic boost was needed.


Our research approach led us to uncover many strong performers across various countries and market sectors. For instance, we saw a compelling global theme emerge during the reporting period. A number of Internet companies began exhibiting signs of both strong growth and profitability due to either the filling of a niche market, or performing what are fast becoming necessary public services. The portfolio purchased shares in several Internet service companies in Europe and Asia, which have performed well during the reporting period. We were perhaps most pleased with the portfolio' s second largest holding, lastminute.com, a website in the United Kingdom that offers consumers last minute opportunities for travel and entertainment.

In the consumer discretionary sector, Puma, the German-based footwear and apparel manufacturer, contributed favorable results to the portfolio due to its continued strong performance. Puma has been a very popular brand among the trendsetters for quite some time now. It is also the portfolio's largest holding.

The portfolio was also positively impacted by our exposure to emerging markets. As of June 30, 2003, about 20% of the portfolio's holdings were in emerging markets. Our ability to invest in such markets boosted the portfolio's overall performance, as these markets experienced an exceptional first half. Changes in currency exchange rates also contributed positively to the portfolio' s performance during the reporting period, with most major world currencies gaining against the U.S. dollar.

Finally, we have increased the portfolio's weighting in Japan to a level that will enable us to take advantage of the macro and micro virtues in the Japanese market. On the macro front, Japan is exiting a 13-year


                                                        The Portfolio

DISCUSSION OF PERFORMANCE (CONTINUED)

period of deflation. Unemployment is falling, jobs are being created, and households are spending. On the micro front, small companies have restructured, paid down debt and moved production to low-cost countries. Much of the media focus has been on the large-cap sector in Japan, which still faces many challenges because many of its constituents are distressed banks and large companies involved in the onerous task of unwinding cross-share holdings. Meanwhile, their small-cap counterparts have few of these ills and outperformed during the reporting period.

A slight detractor to the portfolio's performance was the SARS epidemic in Asia. The portfolio avoided industries and regions most likely to be affected by the outbreak. However, some stocks in Hong Kong and Taiwan were still portfolio holdings at the onset of the SARS outbreak. Sectors sensitive to the effects of a travel advisory to the Asian region, such as airlines, sold off at the onset. Additionally, bad timing on some technology purchases also hindered performance

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

As we prepare for the final six months of 2003, we remain consistent in our investment strategy and process. We will continue to use our growth-focused investment research process in seeking out small-capitalization international companies with strong growth potential.

Please note that on or about November 14, 2003, the portfolio will be liquidated and assets distributed to its shareholders, and portfolio shareholder accounts will be closed.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS PASSPORT PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.


(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

   Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



COMMON STOCKS--92.9%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.0%

David Jones                                                                                      81,750                   72,537

Kingsgate Consolidated                                                                           31,275                   61,808

                                                                                                                         134,345

AUSTRIA--.4%

Schoeller-Bleckmann Oilfield Equipment                                                            5,650                   57,143

Wolford                                                                                             300  (a)               3,417

                                                                                                                          60,560

BELGIUM--1.2%

Banque Nationale de Belgique                                                                         25                  107,143

Exmar                                                                                             1,850  (a)              63,276

                                                                                                                         170,419

CANADA--5.9%

ATS Automation Tooling Systems                                                                   15,525  (a)             136,759

CoolBrands International                                                                         15,550  (a)             154,821

Great Northern Exploration                                                                        6,975  (a)              20,653

Hip Interactive                                                                                  19,925  (a)              23,894

Hockey Co.                                                                                        8,075                   96,417

Home Capital Group, Cl. B                                                                         4,550                   69,047

Mega Bloks                                                                                        6,900  (a,b)           107,262

Sierra Wireless                                                                                  17,350  (a)             107,241

Total Energy Services                                                                            31,225  (a)              62,408

Wi-LAN                                                                                           19,475  (a)              36,041

                                                                                                                         814,543

CHINA--1.4%

Angang New Steel, Cl. H                                                                         290,000                   64,334

Dongfang Electrical Machinery, Cl. H                                                            296,000  (a)              54,278

Maanshan Iron and Steel, Cl. H                                                                  426,000                   72,107

                                                                                                                         190,719

FINLAND--.2%

Aldata Solution                                                                                  12,050  (a)              20,912

FRANCE--4.5%

Camaieu                                                                                           1,200                   68,130

Entenial                                                                                          1,350                   56,011

Euro Disney                                                                                      92,000  (a)              62,384

Eurotunnel                                                                                       79,000  (a)              58,109

Financiere Marc de Lacharriere                                                                    1,650                   45,512


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FRANCE (CONTINUED)

Genesys                                                                                           5,275  (a)              26,069

Gifi                                                                                              1,500                   71,372

ILOG                                                                                              7,100  (a)              58,589

Ipsos                                                                                             1,100                   68,332

Leon de Bruxelles                                                                                99,025  (a)              26,176

Silicon-On-Insulator Technologies                                                                13,825  (a)              82,305

                                                                                                                         622,989

GERMANY--5.1%

ADVA AG Optical Networking                                                                       14,775  (a)              50,263

comdirect bank                                                                                    9,250  (a)              70,165

ELMOS Semiconductor                                                                               7,825  (a)              60,165

Evotec OAI                                                                                            1  (a)                   6

Grenkeleasing                                                                                     2,500                   47,409

Leoni                                                                                             1,400                   69,349

Puma                                                                                              2,500                  246,237

QSC                                                                                              34,850  (a)              67,690

Techem                                                                                            7,800  (a)              95,920

                                                                                                                         707,204

GREECE--1.3%

Autohellas                                                                                       10,500                   68,062

EYDAP Athens Water Supply and Sewage                                                             14,550                   70,568

Germanos                                                                                          2,650                   44,162

                                                                                                                         182,792

HONG KONG--1.1%

Asia Aluminum                                                                                   578,000                   76,341

GZI Transport                                                                                   128,000                   25,113

Hongkong.com                                                                                    688,000  (a)              57,345

                                                                                                                         158,799

INDONESIA--1.1%

PT Bank Mandiri                                                                               1,082,500                   88,568

PT United Tractors                                                                            1,105,500  (a)              63,650

                                                                                                                         152,218

ISRAEL--1.3%

BATM Advanced Communications                                                                    191,875  (a)              64,308

Emblaze Systems                                                                                  63,700  (a)             113,337

                                                                                                                         177,645

                                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY--1.3%

Amplifon                                                                                          3,375                   63,521

Lottomatica                                                                                       5,775                  101,815

Marzotto                                                                                          1,500                   10,085

                                                                                                                         175,421

JAPAN--28.1%

ACCESS                                                                                                3  (a)              60,135

Chugoku Marine Paints                                                                            20,000                   68,487

DAIKI ALUMINIUM INDUSTRY                                                                         22,000                   65,598

DAINIPPON SCREEN MANUFACTURING                                                                   15,000  (a)              73,666

DENKI KOGYO                                                                                      36,000                   96,517

DISCO                                                                                             3,500                  134,762

Dr. Ci:Labo                                                                                           7                   35,664

EPCO                                                                                                  5                   25,892

en-japan                                                                                             24                  110,248

FUJI MACHINE                                                                                      9,400                  109,129

GLORY                                                                                             1,400                   31,103

G-mode                                                                                               22                   56,043

Gigno System Japan                                                                                   30                   60,887

Global Media Online                                                                              11,500                   62,048

INVOICE                                                                                              32                   67,619

ISHIHARA SANGYO KAISHA                                                                           28,000                   47,473

ISUZU MOTORS                                                                                     48,000  (a)              70,960

Index                                                                                                 6                   35,029

Internet Initiative Japan, ADR                                                                    8,400  (a)              36,624

JGC                                                                                              10,000                   67,485

JOINT                                                                                            10,700                   72,924

Japan Retail Fund                                                                                    12                   62,942

Japan Wind Development                                                                               19                  134,252

KENWOOD                                                                                          70,000  (a)             197,611

KURODA ELECTRIC                                                                                   1,660                   37,712

KYOWA EXEO                                                                                       22,000                   77,909

Kyosan Electric Manufacturing                                                                    23,000                   67,811

MEISEI INDUSTRIAL                                                                                49,000                  103,132

NACHI-FUJIKOSHI                                                                                  76,000                  140,282

NAKANISHI                                                                                         2,000                   66,483

NETMARKS                                                                                             25                   65,773


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)

NIDEC COPAL                                                                                       2,400                   37,885

New Japan Radio                                                                                  11,000                   83,054

Nippon Light Metal                                                                               91,000                  134,528

Nippon Sheet Glass                                                                               16,000                   48,108

Nippon Yakin Kogyo                                                                               55,500  (a)              84,828

OKINAWA CELLULAR TELEPHONE                                                                           31                   92,951

OMC Card                                                                                         23,000  (a)              70,500

Oki Electric Industry                                                                            24,000  (a)              68,955

Okura Industrial                                                                                 14,000                   65,715

PLANT                                                                                               100                    1,294

PRESS KOGYO                                                                                      44,000  (a)              67,251

RYOHIN KEIKAKU                                                                                    1,700                   43,732

SANYO SHOKAI                                                                                     10,000                   60,636

SHIBAURA MECHATRONICS                                                                            13,000  (a)              67,970

STUDIO ALICE                                                                                      2,800                   60,803

Sanrio                                                                                           10,200                   63,212

Sodick Plustech                                                                                      20                   48,442

Sparx Asset Management                                                                                8                   50,180

Sumikin Bussan                                                                                   69,000  (a)              78,376

Sumitomo Titanium                                                                                   800                    9,455

TAKARA                                                                                           10,000                   63,560

TAMURA                                                                                           16,000                   52,785

TOSEI ENGINEERING                                                                                 2,000                   20,362

TOYO KANETSU                                                                                     62,000  (a)              74,568

Toho Zinc                                                                                        48,000                   68,554

WACOM                                                                                                 2                   40,424

                                                                                                                       3,900,328

LUXEMBOURG--1.4%

Gemplus International                                                                            42,275  (a)              57,818

Millicom International Cellular                                                                   5,300  (a)             138,372

                                                                                                                         196,190

MALAYSIA--3.3%

CIMB                                                                                            185,000                  148,000

Glomac                                                                                          165,600                   73,213

Malaysian Pacific Industries                                                                     20,000                   75,790

Palmco                                                                                           32,100                   50,262

                                                                                                                The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
MALAYSIA (CONTINUED)

Scomi                                                                                            39,000                   50,905

Symphony House                                                                                  206,100                   66,711

                                                                                                                         464,881

NETHERLANDS--.7%

Exact                                                                                             4,175  (a)              67,033

Imtech                                                                                            1,825                   33,832

                                                                                                                         100,865

NORWAY--1.6%

Golar LNG                                                                                        15,200  (a)             157,722

Schibsted                                                                                         4,875                   67,447

                                                                                                                         225,169

PHILIPPINES--1.5%

Ayala Land                                                                                    1,275,000                  143,084

Filinvest Land                                                                                3,499,100  (a)              66,756

                                                                                                                         209,840

SINGAPORE--3.2%

CSE Global                                                                                      274,000                   74,706

Federal International                                                                           194,000                   45,731

First Engineering                                                                               387,000                  143,985

Jaya                                                                                            152,000                   32,377

MFS Technology                                                                                  258,000                   70,344

Magnecomp International                                                                         260,000  (a)              73,104

                                                                                                                         440,247

SOUTH KOREA--4.2%

Daewoo Shipbuilding & Marine Engineering                                                          8,320  (a)              70,349

Digital Chosun                                                                                   46,450  (a)              56,385

Dongwon F&B                                                                                       2,450                   70,762

Hanil Cement                                                                                      1,100                   44,111

Hanjin Shipping                                                                                   7,880                   64,782

Hankook Tire                                                                                     14,620                   72,090

HiSmarTech                                                                                        4,010                   31,120

KH Vatec                                                                                          1,040                   94,902

Kumho Electric                                                                                    2,760                   71,628

                                                                                                                         576,129

SWITZERLAND--.5%

Valora                                                                                              325                   66,562


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

THAILAND--7.7%

AEON Thana Sinsap                                                                                36,200                  120,409

Aapico Hitech                                                                                    23,400                   38,083

Banpu                                                                                            48,200                   51,819

Dynasty Ceramic                                                                                 113,600                   35,627

Electricity Generating                                                                           47,950                   63,227

Electricity Generating, NVDR                                                                      8,000                   10,549

Italian-Thai Development                                                                        208,400  (a)             165,868

National Finance                                                                                375,550                  134,730

Sino Thai Engineering & Construction                                                            621,400  (a)              97,440

Thai Stanley Electric                                                                            15,425                   73,295

Thoresen Thai Agencies                                                                          270,000                   49,073

Tipco Asphalt                                                                                    66,100  (a)              55,358

Total Access Communication                                                                       77,000  (a)             102,410

Vanachai                                                                                        337,300                   70,922

                                                                                                                       1,068,810

UNITED KINGDOM--14.9%

ARM                                                                                              42,225  (a)              46,824

Acambis                                                                                          12,850  (a)              78,479

Antisoma                                                                                         81,625  (a)              60,713

Bloomsbury Publishing                                                                            18,600                   72,344

Bookham Technology                                                                               14,700  (a)              20,194

Burberry                                                                                         10,825                   44,433

Collins Stewart Tullett                                                                           8,725                   60,651

DeVere                                                                                           11,600                   68,445

Dialog Semiconductor                                                                             54,850  (a)             100,232

Easynet                                                                                           9,775  (a)              20,323

ebookers                                                                                          8,400  (a)              62,146

HIT Entertainment                                                                                25,175                  103,010

Hiscox                                                                                           45,450                  122,616

Incepta                                                                                         236,725                   60,729

Intec Telecom Systems                                                                           178,850  (a)              74,004

lastminute.com                                                                                   70,125  (a)             202,531

Liontrust Asset Management                                                                        9,075                   62,333

Marconi Warrants                                                                                 46,876  (a)              13,197

Marylebone Warwick Balfour                                                                       35,275  (a)              35,614

Merant                                                                                           12,325  (a)              26,927

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)

NDS Group, ADR                                                                                    9,725  (a)             150,640

SSL International                                                                                30,425  (a)             147,544

SkyePharma                                                                                       83,500  (a)              96,050

Taylor Nelson Sofres                                                                             43,450                  120,816

Wilson Connolly                                                                                  22,075                   67,957

Wimpey (George)                                                                                  13,600                   66,403

Wood (John)                                                                                      30,025                   89,450

                                                                                                                       2,074,605

TOTAL COMMON STOCKS
   (cost $12,471,741)                                                                                                 12,892,192
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--9.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal National Mortgage Association

  .77%, 7/1/2003

   (cost $1,300,000)                                                                          1,300,000                1,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $13,771,741)                                                             102.2%               14,192,192

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.2%)                (310,658)

NET ASSETS                                                                                       100.0%               13,881,534

(A)  NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003, THIS SECURITY
     AMOUNTED TO $107,262 OR .8% OF NET ASSETS.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  13,771,741   14,192,192

Cash                                                                     69,690

Cash denominated in foreign currencies                           15          15

Receivable for investment securities sold                               913,745

Receivable for shares of Beneficial Interest subscribed                  31,265

Dividends receivable                                                     26,761

Due from The Dreyfus Corporation and affiliates                           5,568

                                                                     15,239,236
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                           1,226,122

Payable for shares of Beneficial Interest redeemed                       12,822

Accrued expenses                                                        118,758

                                                                      1,357,702
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,881,534
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      30,375,339

Accumulated undistributed investment income--net                         84,684

Accumulated net realized gain (loss) on investments                (17,000,140)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      421,651
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,881,534

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        13,043,989        837,545

Shares Outstanding                                     1,073,864         68,922
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              12.15          12.15

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $14,773 foreign taxes withheld at source)       173,210

Interest                                                                 4,914

TOTAL INCOME                                                           178,124

EXPENSES:

Investment advisory fee--Note 3(a)                                      59,380

Custodian fees                                                         103,745

Auditing fees                                                           13,322

Shareholder servicing costs--Note 3(b)                                  12,463

Prospectus and shareholders' reports                                     6,856

Legal fees                                                               1,577

Distribution fees--Note 3(b)                                               895

Trustees' fees and expenses--Note 3(c)                                     608

Loan commitment fees--Note 2                                                51

Miscellaneous                                                            4,799

TOTAL EXPENSES                                                         203,696

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertakings--Note 3(a)              (114,626)

NET EXPENSES                                                            89,070

INVESTMENT INCOME--NET                                                  89,054
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         1,483,674

Net realized gain (loss) on forward currency exchange contracts         (1,189)

NET REALIZED GAIN (LOSS)                                             1,482,485

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                        905,570

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,388,055

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,477,109

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             89,054                7,812

Net realized gain (loss) on investments         1,482,485           (1,877,825)

Net unrealized appreciation
   (depreciation) on investments                  905,570             (276,239)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,477,109           (2,146,252)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (30,274)             (40,280)

Service shares                                    (1,963)              (1,859)

TOTAL DIVIDENDS                                  (32,237)             (42,139)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    635,566         17,062,994

Service shares                                     95,176            330,979

Dividends reinvested:

Initial shares                                     30,274             40,280

Service shares                                      1,963              1,859

Cost of shares redeemed:

Initial shares                                (1,264,267)         (20,181,798)

Service shares                                  (120,057)            (251,793)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             (621,345)          (2,997,479)

TOTAL INCREASE (DECREASE) IN NET ASSETS        1,823,527           (5,185,870)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            12,058,007           17,243,877

END OF PERIOD                                  13,881,534           12,058,007

Undistributed investment income--net               84,684               27,867

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        54,560           1,448,552

Shares issued for dividends reinvested              3,150               3,269

Shares redeemed                                 (125,987)          (1,709,542)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (68,277)            (257,721)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                         8,448              29,099

Shares issued for dividends reinvested                204                 151

Shares redeemed                                  (11,185)             (22,007)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (2,533)                7,243

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                     Six Months Ended                          Year Ended December 31,
                                         June 30, 2003      ------------------------------------------------------------------------
INITIAL SHARES                             (Unaudited)         2002          2001          2000          1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                           9.94         11.78         16.99         23.82          14.46         12.50

Investment Operations:

Investment income (loss)--net                     .08(b)        .01(b)        .03(b)       (.11)(b)       (.10)(b)       .00(c)

Net realized and unrealized
   gain (loss) on investments                    2.16         (1.82)        (5.24)        (5.61)         11.04          1.97

Total from Investment Operations                 2.24         (1.81)        (5.21)        (5.72)         10.94          1.97

Distributions:

Dividends from investment
   income--net                                   (.03)         (.03)           --            --             --          (.00)(c)

Dividends from net realized
   gain on investments                             --            --            --         (1.11)         (1.58)         (.01)

Total Distributions                             (.03)         (.03)            --         (1.11)         (1.58)         (.01)

Net asset value, end of period                 12.15          9.94          11.78         16.99          23.82         14.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               22.60(d)     (15.42)        (30.66)       (25.76)         76.05         15.79(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .74(d)       1.50           1.50          1.50           1.50           .38(d)

Ratio of net investment income
   (loss) to average net assets                  .74(d)        .05            .24          (.47)          (.60)          .02(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                       .95(d)       2.11           2.01          2.09           2.14           .30(d)

Portfolio Turnover Rate                       370.47(d)     484.89         729.40        493.10         319.31          3.98(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                13,044        11,348         16,487        26,281         14,836         5,788

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



FINANCIAL HIGHLIGHTS (CONTINUED)




                                                                Six Months Ended                 Year Ended December 31,
                                                                    June 30, 2003        -------------------------------------------
SERVICE SHARES                                                        (Unaudited)              2002            2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                        9.94              11.78            16.99       16.99

Investment Operations:

Investment income (loss)--net                                                .08(b)             .00(b,c)        (.01)(b)     --

Net realized and unrealized
   gain (loss) on investments                                               2.16              (1.81)           (5.20)        --

Total from Investment Operations                                            2.24              (1.81)           (5.21)        --

Distributions:

Dividends from investment income--net                                       (.03)              (.03)              --          --

Net asset value, end of period                                             12.15               9.94             11.78       16.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                           22.60(d)          (15.42)           (30.66)        --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .74(d)            1.50              1.50        --

Ratio of net investment income
   (loss) to average net assets                                              .76(d)             .03              (.12)       --

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                               1.09(d)            2.42              2.56        --

Portfolio Turnover Rate                                                   370.47(d)          484.89            729.40      493.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                        838                710               757        1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Passport Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio's sub-investment adviser. Founders is a wholly-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last The Portfoli

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $80 during the period ended June 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $18,334,182 available for federal income tax purposes to be applied against future net securities profits, if any, realized prior to liquidation date. See Note 5.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $42,139. The tax character of current year distributions will be determined by liquidation date.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2003 to on or about November 14, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2003, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $114,626 pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares's average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, service shares were charged $895 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $76 pursuant to the transfer agency agreement

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $40,566,821 and $40,828,360, respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $420,451, consisting of $878,840 gross unrealized appreciation and $458,389 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--SUBSEQUENT EVENT:

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios held on July 17, 2003, the Board approved a proposal to liquidate the Founders Passport Portfolio (the "Portfolio" ), distribute the Portfolio's assets to Portfolio shareholders and close out Portfolio shareholder accounts. The liquidation is expected to occur on or about November 14, 2003. Accordingly, effective as of the close of business on July 17, 2003, the Portfolio was closed to any investments for new accounts.


PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:




                                                                                                     Shares
                                                                                   ------------------------------------------------
                                                                                  Votes For                  Authority Withheld
                                                                                   -------------------------------------------------

To elect additional Trustees:

   David W. Burke                                                                 52,619,411                           1,551,548

   Whitney I. Gerard                                                              52,648,375                           1,522,584

   Arthur A. Hartman                                                              52,520,433                           1,650,526

   George L. Perry                                                                52,560,201                           1,610,758



Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.

                                                        The Portfolio

NOTES

                 FOR MORE INFORMATION

                        Dreyfus Investment Portfolios,
                        Founders Passport
                        Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  178SA0603




      DREYFUS
      INVESTMENT PORTFOLIOS,
      JAPAN PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            21   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                                 Dreyfus Investment Portfolios,
                                                                Japan Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Japan Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Miki Sugimoto.

The first half of 2003 was a time of long-awaited recovery for international stocks. Despite continued volatility and lackluster economic conditions leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the global economy. Apparently, they liked what they saw. Despite current economic weakness, investors in many parts of the world appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for international stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their international equity exposure during the bear market. In contrast, investors who avoided international stocks may have missed the market's recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Investment Portfolios, Japan Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio produced total returns of 9.31% for its Initial shares and 9.17% for its Service shares.(1 )In comparison, the total return of the Morgan Stanley Capital International (MSCI) Japan Index, the portfolio's benchmark, was 2.92% for the same period.(2)

We attribute the portfolio's performance to a strong improvement in investor sentiment during the second half of the reporting period. The swift conclusion of major combat operations in Iraq and a corresponding upturn in U.S. stocks helped drive Japanese stocks sharply higher. This rally compensated for stock market declines that occurred during the first three months of the year. The portfolio produced higher returns than its benchmark, primarily because of its relatively defensive positioning during the first half of the reporting period and above-average performance from its financial services stocks during the second half of the reporting period.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests at least 80% of its assets in stocks of Japanese companies. The portfolio's stock investments may include common, preferred and convertible stocks, including those purchased through IPOs.

We utilize a "top-down," theme-driven investment approach to stock selection. We first attempt to identify overall economic trends and then begin to narrow the search to industry groups that are believed to have the potential to benefit from these trends. We also consider economic variables, such as the relative valuations of equities and bonds, and trends in the currency exchange markets. The investment themes and economic variables provide a framework for the portfolio's stock selection process.

We consider three primary criteria when selecting stocks for the portfolio. First, we look either for industries with positive long-term out The Portfoli


DISCUSSION OF PERFORMANCE (CONTINUED)

looks or industries that are undergoing dramatic change. Second, we look for companies with quality management teams and strong franchises. Third, we strive to identify high-quality companies with high intrinsic values as measured by fundamental valuation criteria, such as earnings outlook, business prospects and asset values.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

During the first three months of 2003, the Japanese economy remained mired in recession, driving most stocks lower. Although the portfolio lost ground along with the overall market, due primarily to poor performance among holdings in the financial sector, we offset some of those losses by emphasizing defensive stocks in other areas. Relatively strong performers included companies with exposure to the fast-growing Chinese market, such as marine transporter Nippon Yusen Kabushiki Kaisha, and basic materials companies, such as steel exporter JFE Holdings. The portfolio also cushioned early losses by investing in higher-yielding real estate stocks and several technology companies, such as sound-chip maker Yamaha, that produce specific products for which demand continued to grow.

As more encouraging events began to unfold on the global and domestic scene in March and April 2003, we shifted some of the portfolio's assets into more aggressive stocks. We sold some high-yield and defensive holdings, and we added computer gaming stocks, such as CAPCOM, and software stocks, such as FUJI SOFT ABC. These investments performed strongly during the second half of the reporting period. In mid-May, the Japanese government pledged an injection of liquidity for troubled Resona Bank (which the portfolio did not own). Following this news, we also added to the portfolio's holdings in the hard-hit financial area. Top performers included UJF Holdings, one of Japan's largest banks, as well as several non-bank financial companies, such as MATSUI SECURITIES and ACOM.

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

As of the end of the reporting period, we have identified a number of Japanese stocks that appear to us to offer reasonably good opportunities for growth. Despite ongoing economic difficulties, new policies regarding Japanese taxation of capital gains and dividends have made certain stock investments potentially more profitable for local investors. We believe that financial stocks, while still facing difficulties, are available at attractively low valuations and appear likely to benefit from government support. Finally, the improving outlook for economic growth in the United States, Japan's largest trading partner, may lead to better business conditions for Japanese exporters.

While we remain wary of the uncertainties in the Japanese economy, we have positioned the portfolio cautiously to benefit from the more encouraging trends that recently have emerged. In particular, as of the end of the reporting period, the portfolio holds a relatively heavy position in financial stocks. We have found individual investment opportunities in most other industry groups as well. However, the portfolio maintains relatively light exposure to automobile stocks, where, in our view, growth opportunities are not as attractive as in other areas of the market.

We would like to take this opportunity to notify shareholders at this time that the portfolio will be liquidated on or about November 14, 2003, and its assets distributed to shareholders.

July 15, 2003

     THE  PORTFOLIO IS ONLY  AVAILABLE AS A FUNDING  VEHICLE  UNDER VARIOUS
     LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, JAPAN PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL
     INTERNATIONAL (MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)


COMMON STOCKS--98.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--9.7%

Chugoku Marine Paints                                                                             9,000                   30,819

JFE Holdings                                                                                      2,700                   40,591

KANEKA                                                                                            7,000                   43,264

Shin-Etsu Chemical                                                                                1,100                   37,668

Shiseido                                                                                          3,000                   29,241

                                                                                                                         181,583

CAPITAL GOODS--.7%

MODEC                                                                                             1,500                   12,528

COMMUNICATIONS--9.6%

CAPCOM                                                                                            3,700                   38,258

FUJI SOFT ABC                                                                                     2,100                   37,622

JAPAN TELECOM HOLDINGS                                                                               11                   33,534

NIPPON TELEGRAPH AND TELEPHONE                                                                       10                   39,338

NTT DoCoMo                                                                                           14                   30,402

                                                                                                                         179,154

CONSTRUCTION/PROPERTY--9.7%

Daiwa House Industry                                                                              3,000                   20,696

Japan Real Estate Investment                                                                          5                   27,061

Japan Retail Fund Investment                                                                          9                   47,206

KYOWA EXEO                                                                                       12,000                   42,496

Nippon Building Fund                                                                                  8                   43,899

                                                                                                                         181,358

CONSUMER--13.2%

BANDAI                                                                                              700                   26,777

Bunka Shutter                                                                                     9,000                   26,760

HANKYU DEPARTMENT STORES                                                                          6,000                   35,029

LAWSON                                                                                            1,000                   27,562

NISSAN MOTOR                                                                                      4,900                   46,982

Tostem Inax Holding                                                                               3,000                   43,348

YAMAHA                                                                                            3,000                   41,243

                                                                                                                         247,701

FINANCIAL--16.8%

ACOM                                                                                              1,680                   60,897

AIFUL                                                                                               900                   38,487


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL (CONTINUED)

Bank of Yokohama                                                                                  9,000                   29,466

LOPRO                                                                                             5,400                   17,995

MATSUI SECURITIES                                                                                 3,800                   38,879

Promise                                                                                           1,100                   41,251

Sumitomo Mitsui Financial Group                                                                      14                   30,636

UJF Holdings                                                                                         38  (a)              55,859

                                                                                                                         313,470

PHARMACEUTICAL--3.0%

Eisai                                                                                             1,700                   35,071

TERUMO                                                                                            1,300                   21,661

                                                                                                                          56,732

SERVICES--17.9%

Aoi Advertising Promotion                                                                           300                    1,496

Columbia Music Entertainment                                                                     37,000  (a)              44,500

DAIICHIKOSHO                                                                                        900                   27,963

DOSHISHA                                                                                          2,000                   31,404

KURODA ELECTRIC                                                                                   1,300                   29,533

MEITEC                                                                                            1,200                   36,582

MITSUI & CO.                                                                                      6,000                   30,168

Mitsubishi                                                                                        6,000                   41,744

NAMCO                                                                                             2,300                   36,806

NICHII GAKKAN                                                                                        50                   2,506

RESORTTRUST                                                                                       1,300                   22,693

SOHGO SECURITY SERVICES                                                                           2,400                   29,005

                                                                                                                         334,400

TECHNOLOGY--11.7%

ALPS ELECTRIC                                                                                     3,000                   38,537

CANON                                                                                             1,000                   46,020

Hitachi                                                                                           4,000                   17,005

KONICA                                                                                            3,000                   34,252

OLYMPUS OPTICAL                                                                                   3,000                   62,265

ROHM                                                                                                200                   21,866

                                                                                                                         219,945

                                                                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--4.9%

Mitsui O.S.K. Lines                                                                              16,000                   48,776

Nippon Yusen Kabushiki Kaisha                                                                    11,000                   42,997

                                                                                                                          91,773

UTILITIES--1.4%

Chubu Electric Power                                                                              1,400                   25,608
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,682,807)                                                                98.6%               1,844,252

CASH AND RECEIVABLES (NET)                                                                          1.4%                  25,960

NET ASSETS                                                                                        100.0%               1,870,212

(A)  NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,682,807    1,844,252

Cash                                                                     29,892

Cash denominated in foreign currencies                       5,669        5,669

Dividends receivable                                                      1,007

Due from The Dreyfus Corporation and affiliates                          11,578

                                                                      1,892,398
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for shares of Beneficial Interest redeemed                          226

Accrued expenses and other liabilities                                   21,960

                                                                         22,186
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,870,212
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,903,304

Accumulated distributions in excess of investment income--net           (21,545)

Accumulated net realized gain (loss) on investments                  (1,172,979)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      161,432
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,870,212

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        1,738,071         132,141

Shares Outstanding                                      227,147          17,265
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              7.65            7.65

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,498 foreign taxes withheld at source)         13,476

Interest                                                                   101

TOTAL INCOME                                                            13,577

EXPENSES:

Investment advisory fee--Note 3(a)                                       8,471

Auditing fees                                                           15,123

Prospectus and shareholders' reports                                    11,139

Custodian fees                                                           3,547

Trustees' fees and expenses--Note 3(c)                                     637

Shareholder servicing costs--Note 3(b)                                     597

Legal fees                                                                 193

Distribution fees--Note 3(b)                                               149

Miscellaneous                                                            1,699

TOTAL EXPENSES                                                          41,555

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertakings--Note 3(a)               (28,743)

NET EXPENSES                                                            12,812

INVESTMENT INCOME--NET                                                     765
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (149,229)

Net realized gain (loss) on forward currency exchange contracts            (21)

NET REALIZED GAIN (LOSS)                                              (149,250)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    307,035

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 157,785

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   158,550

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2003            Year Ended

                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                         765               (10,759)

Net realized gain (loss) on investments          (149,250)             (430,125)

Net unrealized appreciation
   (depreciation) on investments                  307,035               234,252

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      158,550              (206,632)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                       (388)              (56,580)

Service shares                                        (29)                 (228)

TOTAL DIVIDENDS                                      (417)              (56,808)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    100,695               788,140

Service shares                                      1,538               145,325

Dividends reinvested:

Initial shares                                        388                56,580

Service shares                                         29                   228

Cost of shares redeemed:

Initial shares                                   (104,196)             (700,043)

Service shares                                     (1,743)              (18,751)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                (3,289)              271,479

TOTAL INCREASE (DECREASE) IN NET ASSETS           154,844                 8,039
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,715,368             1,707,329

END OF PERIOD                                   1,870,212             1,715,368

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        14,862                97,926

Shares issued for dividends reinvested                 57                 7,282

Shares redeemed                                   (15,281)              (87,957)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (362)               17,251
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                           223                19,169

Shares issued for dividends reinvested                  4                    29

Shares redeemed                                      (250)               (2,660)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (23)               16,538

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                   Six Months Ended                    Year Ended December 31,
                                                      June 30, 2003            -----------------------------------------------------
INITIAL SHARES                                          (Unaudited)              2002         2001          2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                          7.01               8.09        11.22         12.84         12.50

Investment Operations:

Investment income (loss)--net                                  .00(b,c)          (.05)(b)     (.07)(b)      (.08)(b)       .00(b,c)

Net realized and unrealized
   gain (loss) on investments                                  .64               (.76)       (3.06)        (1.06)          .34

Total from Investment Operations                               .64               (.81)       (3.13)        (1.14)          .34

Distributions:

Dividends from investment income--net                         (.00)(c)           (.27)          --          (.05)           --

Dividends from net realized
   gain on investments                                          --                 --           --          (.43)           --

Total Distributions                                           (.00)(c)           (.27)          --          (.48)           --

Net asset value, end of period                                7.65               7.01         8.09         11.22         12.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              9.31(d)          (10.45)      (27.90)        (8.92)         2.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        .75(d)            1.50         1.50          1.50           .07(d)

Ratio of net investment income (loss)
   to average net assets                                       .04(d)            (.62)        (.74)         (.80)          .03(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                    1.67(d)            2.94         2.88          1.90          1.35(d)

Portfolio Turnover Rate                                      89.45(d)          217.25       160.78        378.54            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        1,738              1,594        1,701         2,254         2,054

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio




FINANCIAL HIGHLIGHTS (CONTINUED)




                                                            Six Months Ended                   Year Ended December 31,
                                                               June 30, 2003           ---------------------------------------------
SERVICE SHARES                                                    (Unaudited)              2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    7.01               8.09            11.22            11.22

Investment Operations:

Investment income (loss)--net                                            .00(b,c)          (.04)(b)         (.07)(b)           --

Net realized and unrealized
   gain (loss) on investments                                            .64               (.77)           (3.06)              --

Total from Investment Operations                                         .64               (.81)           (3.13)              --

Distributions:

Dividends from investment income--net                                   (.00)(c)           (.27)              --               --

Net asset value, end of period                                          7.65               7.01             8.09            11.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        9.17(d)          (10.45)          (27.90)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .75(d)            1.50             1.50               --

Ratio of net investment income (loss)
   to average net assets                                                 .04(d)            (.57)            (.78)              --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              1.85(d)            4.10             3.29               --

Portfolio Turnover Rate                                                89.45(d)          217.25           160.78           378.54
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    132                121                6                1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Japan Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton"), serves as the portfolio's sub-investment adviser. Newton is an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of June 30, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 172,511 Initial shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $101 during the period ended June 30, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $888,739 available for federal income tax purposes to be applied against future net securities profits, if any, realized prior to liquidation date. See Note 5.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002, was as follows: ordinary income $56,808. The tax character of current year distributions, will be determined by the liquidation date.

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2003 to on or about November 14, 2003, to waive receipt of its fees and/or assume expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2003, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $28,743, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance

Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $149 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $125 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2003, amounted to $1,489,967 and $1,515,253, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. The Portfoli

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2003, there were no open forward currency exchange contracts outstanding.

At June 30, 2003, accumulated net unrealized appreciation on investments was $161,445, consisting of $235,469 gross unrealized appreciation and $74,024 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--SUBSEQUENT EVENT:

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios held on July 17, 2003, the Board approved a proposal to liquidate the Japan Portfolio (the "Portfolio"), distribute the Portfolio's assets to Portfolio shareholders and close out Portfolio shareholder accounts. The liquidation is expected to occur on or about November 14, 2003. Accordingly, effective as of the close of business on July 17, 2003, the Portfolio was closed to any investments for new accounts.


PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------
                                               Votes For  Authority Withheld
                                            ------------------------------------
To elect additional Trustees:

   David W. Burke                             52,619,411           1,551,548

   Whitney I. Gerard                          52,648,375           1,522,584

   Arthur A. Hartman                          52,520,433           1,650,526

   George L. Perry                            52,560,201           1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.

                                                        The Portfolio

                  FOR MORE INFORMATION

                        DREYFUS INVESTMENT PORTFOLIOS,
                        JAPAN PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        SUB-INVESTMENT ADVISER

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        CUSTODIAN

                        Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  189SA0603



      DREYFUS
      INVESTMENT PORTFOLIOS,
      MIDCAP STOCK PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                                 Dreyfus Investment Portfolios,
                                                         MidCap Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O'Toole.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market's recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio's Initial shares produced a total return of 11.80% , and its Service shares produced a total return of 11.74%.(1) This compares with the total return of 12.41% provided by the portfolio's benchmark, the Standard & Poor's MidCap 400 Index, for the same period.(2 )

These returns reflect a volatile market environment in which investor sentiment shifted sharply in favor of stocks as the war in Iraq came to an end. Midcap stock returns were in line with those of their large-cap counterparts, and the portfolio roughly matched the performance of its benchmark. Although the portfolio suffered a few individual disappointments among consumer cyclical stocks, these were offset by the portfolio's relatively strong gains in the technology and financial sectors.

WhAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The   portfolio   invests   in   a   blend   of   growth  and  value  stocks  of
mid-capitalization companies, chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as attractive, neutral or unattractive investments, based on more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. We establish weightings for each input based on our analysis of which factors are being rewarded by investors, and make adjustments along the way for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow factor.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Next, our investment management team conducts fundamental research on each stock, which ultimately results in the buy-and-sell recommendations. We seek to have the portfolio own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

WHAT OTHER FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE?

Stock prices generally declined during the commencement of the reporting period as investors weighed the uncertainties of a struggling economy and the impending conflict in Iraq. However, stocks rallied strongly from mid-March through the end of the reporting period, once a decision was made by the U.S. and the U.K. on the war in Iraq. Investors also became more optimistic about the economy, encouraged by the Bush Administration' s stimulative fiscal policies and expectations. These policies began to affect the economy in late June, along with further interest-rate reductions by the Federal Reserve Board. During the second half of the reporting period, markets were led upward by relatively speculative, lower-quality technology issues. Nevertheless, virtually all stock sectors and industry sectors benefited to some degree from the market's upturn.

The portfolio enjoyed its strongest gains from investments in what we believed to be sound, reasonably priced technology companies. While such investments failed to rise as sharply as some other fundamentally weaker technology stocks, they enabled the portfolio to participate in the market's rise while avoiding many of the risks associated with more speculative names. Top-performing holdings during the reporting period included consumer-oriented technology companies, such as SanDisk, the nation's leading supplier of flash data storage products; semiconductor manufacturers, such as QLogic; and Internet access providers, such as United Online.

The portfolio's investment strategy also proved effective in identifying several financial services stocks that performed better than the averages. Some holdings, such as Doral Financial, benefited from high levels of mortgage refinancing driven by declining short-term interest rates.

Others, such as health insurer Aetna, produced better than expected earnings by managing costs while effectively exercising their pricing power. Finally, in the health care area, where biotechnology stocks provided a potent boost to the market's performance, holdings such as Gilead Sciences enabled the portfolio to share in the sector's broad rise.

On the other hand, some of the portfolio's investments proved disappointing. In particular, returns suffered from unfortunate timing in the purchase and sale of certain retailing stocks, such as Abercrombie & Fitch and J. C. Penney

What is the portfolio's current strategy?

We remain focused on midcap stocks, which we believe are stocks with greater opportunities for capital appreciation than large-cap stocks, and lower risks of failure than small-cap stocks. Within the midcap marketplace, the portfolio's assets generally are balanced between value and growth stocks. Our company-by-company stock selection process has identified roughly equivalent investment opportunities among various growth- and value-oriented issues in today's market.

July 15, 2003

     THE  PORTFOLIO IS ONLY  AVAILABLE AS A FUNDING  VEHICLE  UNDER VARIOUS
     LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, MIDCAP STOCK PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE-COMPANY SEGMENT OF THE U.S. MARKET.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)




COMMON STOCKS--97.7%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL--12.7%

Abercrombie & Fitch, Cl. A                                                                       51,100  (a)           1,451,751

Aztar                                                                                            43,100  (a)             694,341

Bob Evans Farms                                                                                  50,500                1,395,315

Borders Group                                                                                    75,200  (a)           1,324,272

Brinker International                                                                            58,200  (a)           2,096,364

Chico's FAS                                                                                      55,300  (a)           1,164,065

Claire's Stores                                                                                  63,300                1,605,288

Coach                                                                                            59,100  (a)           2,939,634

Columbia Sportswear                                                                              24,300  (a)           1,249,263

GTECH Holdings                                                                                   34,600                1,302,690

Gentex                                                                                           57,800  (a)           1,769,258

J. C. Penney (Holding Co.)                                                                       41,900  (b)             706,015

Magna International, Cl. A                                                                       16,700                1,123,409

Michaels Stores                                                                                  59,200                2,253,152

Mohawk Industries                                                                                38,700  (a)           2,149,011

Pier 1 Imports                                                                                   83,300                1,699,320

Ross Stores                                                                                      61,700                2,637,058

Ruby Tuesday                                                                                     48,100                1,189,513

Superior Industries International                                                                22,700                  946,590

Whole Foods Market                                                                               29,900  (a)           1,421,147

Williams-Sonoma                                                                                  67,700  (a,b)         1,976,840

Zale                                                                                             34,100  (a)           1,364,000

                                                                                                                      34,458,296

CONSUMER STAPLES--2.8%

Alberto-Culver, Cl. B                                                                            24,300  (b)           1,241,730

Dial                                                                                             52,900                1,028,905

Fresh Del Monte Produce                                                                          28,300                  727,027

J. M. Smucker                                                                                    32,800                1,308,392

Pactiv                                                                                           68,200  (a)           1,344,222

Pepsi Bottling Group                                                                             30,000                  600,600

Sensient Technologies                                                                            59,900                1,366,319

                                                                                                                       7,617,195

ENERGY RELATED--8.5%

Energen                                                                                          34,100                1,135,530

Equitable Resources                                                                              21,800                  888,132

FMC Technologies                                                                                 93,900  (a)           1,976,595

Houston Exploration                                                                              46,100  (a)           1,599,670


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY RELATED (CONTINUED)

Oil States International                                                                        121,600  (a)           1,471,360

Patina Oil & Gas                                                                                 46,250                1,486,937

Pioneer Natural Resources                                                                        90,300  (a)           2,356,830

Questar                                                                                          67,700                2,265,919

Sunoco                                                                                           22,800                  860,472

Unit                                                                                             57,000  (a)           1,191,870

Valero Energy                                                                                    89,000                3,233,370

Varco International                                                                             105,800  (a)           2,073,680

XTO Energy                                                                                      130,800                2,630,388

                                                                                                                      23,170,753

HEALTH CARE--13.8%

Applera--Applied Biosystems Group                                                                71,000                1,351,130

Apria Healthcare Group                                                                           67,600  (a)           1,681,888

Beckman Coulter                                                                                  45,800                1,861,312

Chiron                                                                                           32,400  (a)           1,416,528

Coventry Health Care                                                                             43,600  (a)           2,012,576

First Health Group                                                                               68,200  (a)           1,882,320

Gilead Sciences                                                                                  88,400  (a)           4,913,272

Health Net                                                                                       88,400  (a)           2,912,780

Henry Schein                                                                                     37,700  (a)           1,973,218

Hillenbrand Industries                                                                           24,300                1,225,935

ICN Pharmaceuticals                                                                             104,600                1,753,096

Millipore                                                                                        39,300  (a)           1,743,741

Mylan Laboratories                                                                               84,600                2,941,542

Oxford Health Plans                                                                              59,400  (a)           2,496,582

STERIS                                                                                           66,800  (a)           1,542,412

Sunrise Senior Living                                                                            34,100  (a,b)           763,158

Techne                                                                                           52,300  (a)           1,586,782

Universal Health Services, Cl. B                                                                 33,200  (a)           1,315,384

Varian Medical Systems                                                                           38,800  (a)           2,233,716

                                                                                                                      37,607,372

INTEREST SENSITIVE--18.7%

Aetna                                                                                            30,100                1,812,020

Affiliated Managers Group                                                                        16,600  (a)           1,011,770

Bear Stearns Cos..                                                                               23,100                1,672,902

City National                                                                                    52,000                2,317,120

Commerce Bancorp                                                                                 57,000                2,114,700

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)

Countrywide Financial                                                                            18,100                1,259,217

Dime Bancorp (Warrants)                                                                          19,900  (a)               2,985

Doral Financial                                                                                  53,600                2,393,240

Everest Re Group                                                                                 27,900                2,134,350

Fidelity National Financial                                                                      95,250                2,929,890

First American                                                                                   80,600                2,123,810

First Tennessee National                                                                         41,100                1,804,701

GreenPoint Financial                                                                             62,100                3,163,374

Hilb, Rogal & Hamilton                                                                           40,800                1,388,832

IPC Holdings                                                                                     36,700                1,229,450

Marshall & Ilsley                                                                                63,900                1,954,062

Mercantile Bankshares                                                                            40,900                1,610,642

National Commerce Financial                                                                     117,300                2,602,887

New Century Financial                                                                            22,800                  995,220

New York Community Bancorp                                                                       68,400                1,989,756

Nuveen Investments                                                                               46,000                1,253,040

Old Republic International                                                                       77,100                2,642,217

Popular                                                                                          39,400                1,520,446

Principal Financial Group                                                                        40,700                1,312,575

RenaissanceRe Holdings                                                                           27,400                1,247,248

South Financial Group                                                                            66,800                1,558,444

Sovereign Bancorp                                                                               110,200                1,724,630

TCF Financial                                                                                    53,700                2,139,408

Wintrust Financial                                                                               31,200                  923,520

                                                                                                                      50,832,456

INTERNET RELATED--1.8%

Check Point Software Technologies                                                                61,400  (a)           1,200,370

E*TRADE Group                                                                                   263,400  (a)           2,238,900

United Online                                                                                    61,200  (a,b)         1,550,808

                                                                                                                       4,990,078

PRODUCER GOODS--12.0%

American Power Conversion                                                                        62,000                  966,580

Bemis                                                                                            26,300                1,230,840

C.H. Robinson Worldwide                                                                          48,200                1,713,992

Cooper Industries, Cl. A                                                                         26,800                1,106,840

Cytec Industries                                                                                 46,400  (a)           1,568,320

Energizer Holdings                                                                               69,500  (a)           2,182,300


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS (CONTINUED)

Fluor                                                                                            39,100                1,315,324

Harsco                                                                                           37,700                1,359,085

Hovnanian Enterprises, Cl. A                                                                     21,900  (a)           1,291,005

Hughes Supply                                                                                    26,900                  933,430

ITT Industries                                                                                   18,000                1,178,280

Landstar System                                                                                  13,300  (a)             835,905

Lennar, Cl. A                                                                                    39,800                2,845,700

Lubrizol                                                                                         53,700                1,664,163

MDU Resources Group                                                                              26,300                  880,787

Monsanto                                                                                         37,800                  817,992

PPG Industries                                                                                   17,600                  893,024

Phelps Dodge                                                                                     20,700  (a)             793,638

Precision Castparts                                                                              58,100                1,806,910

Rayonier                                                                                         44,550                1,470,150

Sigma-Aldrich                                                                                    28,500                1,544,130

SurModics                                                                                        32,500  (a,b)           991,250

Timken                                                                                           48,400                  847,484

Werner Enterprises                                                                               44,900                  951,880

York International                                                                               61,000                1,427,400

                                                                                                                      32,616,409

SERVICES--10.7%

Apollo Group, Cl. A                                                                              29,900  (a,b)         1,846,624

ChoicePoint                                                                                      56,600  (a)           1,953,832

Corinthian Colleges                                                                              52,400  (a)           2,545,068

Cox Radio, Cl. A                                                                                 51,800  (a)           1,197,098

Deluxe                                                                                           31,800                1,424,640

Entercom Communications                                                                          33,900  (a)           1,661,439

FTI Consulting                                                                                   43,650  (a,b)         1,089,940

FactSet Research Systems                                                                         34,000                1,497,700

Jack Henry & Associates                                                                          48,800                  868,152

Moody's                                                                                          15,800                  832,818

Pharmaceutical Product Development                                                               41,000  (a)           1,177,930

Rent-A-Center                                                                                    18,700  (a)           1,417,647

Republic Services                                                                               103,500  (a)           2,346,345

SunGard Data Systems                                                                             66,800  (a)           1,730,788

Valassis Communications                                                                          62,900  (a)           1,617,788

Washington Post, Cl. B                                                                            3,200                2,345,280

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SERVICES (CONTINUED)

WebMD                                                                                           121,300  (a)           1,313,679

Westwood One                                                                                     65,800  (a)           2,232,594

                                                                                                                      29,099,362

TECHNOLOGY--12.7%

ADTRAN                                                                                           29,900  (a)           1,533,571

Adobe Systems                                                                                    21,000                  673,470

Advanced Fibre Communications                                                                    87,700  (a)           1,426,879

Avid Technology                                                                                  38,500  (a)           1,350,195

Cree                                                                                             71,500  (a,b)         1,164,020

Electronic Arts                                                                                  25,200  (a)           1,864,548

FLIR Systems                                                                                     25,400  (a)             765,810

Garmin                                                                                           34,800  (a)           1,387,476

Integrated Circuit Systems                                                                       43,300  (a)           1,360,919

Lexmark International                                                                            13,100  (a)             927,087

MEMC Electronic Materials                                                                        95,900  (a)             939,820

McDATA, Cl. A                                                                                   101,300  (a)           1,486,071

Microchip Technology                                                                             68,100                1,677,303

Plantronics                                                                                      71,800  (a)           1,555,906

QLogic                                                                                           36,500  (a)           1,764,045

Reynolds & Reynolds, Cl. A                                                                       51,100                1,459,416

SanDisk                                                                                         109,800  (a)           4,430,430

Semtech                                                                                          50,600  (a)             720,544

Storage Technology                                                                               92,400  (a)           2,378,376

Symantec                                                                                         17,100  (a)             750,006

Take-Two Interactive Software                                                                    35,300  (a)           1,000,402

UTStarcom                                                                                        43,400  (a)           1,543,738

Western Digital                                                                                 178,100  (a)           1,834,430

Zebra Technologies, Cl. A                                                                         9,400  (a)             706,786

                                                                                                                      34,701,248

UTILITIES--4.0%

Hawaiian Electric Industries                                                                     43,600                1,999,060

Level 3 Communications                                                                          192,700  (a)           1,279,528

Pepco Holdings                                                                                  112,300                2,151,668


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

SCANA                                                                                            67,700                2,320,756

Wisconsin Energy                                                                                103,600                3,004,400

                                                                                                                      10,755,412

TOTAL COMMON STOCKS
   (cost $236,423,375)                                                                                               265,848,581
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 1.10%, dated

  6/30/2003, due 7/1/2003, in the amount

  of $6,049,185 (fully collateralized by

  $4,260,000 U.S. Treasury Bonds, 7.875%,

  2/15/2021, value $6,175,629)

   (cost $6,049,000)                                                                          6,049,000                6,049,000
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--2.5%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $6,878,256)                                                                          6,878,256                6,878,256
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $249,350,631)                                                            102.4%              278,775,837

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (2.4%)              (6,540,417)

NET ASSETS                                                                                       100.0%              272,235,420

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT JUNE 30, 2003,  THE
     TOTAL MARKET VALUE OF THE PORTFOLIO'S  SECURITIES ON LOAN IS $6,658,051 AND
     THE  TOTAL  MARKET  VALUE  OF  THE  COLLATERAL  HELD  BY THE  PORTFOLIO  IS
     $6,878,256.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)


                                                                           Cost        Value
---------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned, valued at $6,658,051)--Note 1(b)   249,350,631  278,775,837

Cash                                                                                 754,858

Dividends and interest receivable                                                    130,401

Receivable for shares of Beneficial Interest subscribed                                  243

Prepaid expenses                                                                       8,461

                                                                                 279,669,800
---------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                        181,331

Liability for securities loaned--Note 1(b)                                         6,878,256

Payable for shares of Beneficial Interest redeemed                                   329,330

Accrued expenses                                                                      45,463

                                                                                  7,434,380
---------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                  272,235,420
---------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                 279,788,770

Accumulated undistributed investment income--net                                    406,346

Accumulated net realized gain (loss) on investments                             (37,384,902)

Accumulated net unrealized appreciation
  (depreciation) on investments                                                  29,425,206
---------------------------------------------------------------------------------------------------
Net Assets ($)                                                                  272,235,420

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------
Net Assets ($)                                      238,503,205      33,732,215

Shares Outstanding                                   17,715,333       2,512,274
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             13.46           13.43

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $847 foreign taxes withheld at source)        1,312,634

Income from securities lending                                          76,405

Interest                                                                28,133

TOTAL INCOME                                                         1,417,172

EXPENSES:

Investment advisory fee--Note 3(a)                                     900,032

Professional fees                                                       41,613

Distribution fees--Note 3(b)                                            28,901

Prospectus and shareholders' reports                                    21,672

Custodian fees--Note 3(b)                                               11,005

Shareholder servicing costs--Note 3(b)                                   8,077

Trustees' fees and expenses--Note 3(c)                                   1,572

Registration fees                                                           84

Miscellaneous                                                            3,560

TOTAL EXPENSES                                                       1,016,516

Less--waiver of fees due to undertaking--Note 3(a)                      (7,610)

NET EXPENSES                                                         1,008,906

INVESTMENT INCOME--NET                                                 408,266
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (4,304,517)

Net unrealized appreciation (depreciation) on investments           31,943,699

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              27,639,182

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                28,047,448

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                             June 30, 2003           Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            408,266               710,573

Net realized gain (loss) on investments        (4,304,517)          (23,480,437)

Net unrealized appreciation (depreciation)
   on investments                              31,943,699           (13,210,329)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   28,047,448           (35,980,193)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (19,487)             (657,623)

Service shares                                     (2,003)              (41,127)

TOTAL DIVIDENDS                                   (21,490)             (698,750)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 13,909,379           101,318,850

Service shares                                 13,712,896            13,400,255

Dividends reinvested:

Initial shares                                     19,487               657,623

Service shares                                      2,003                41,127

Cost of shares redeemed:

Initial shares                                (18,801,039)          (30,248,497)

Service shares                                 (1,340,193)           (2,575,825)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             7,502,533            82,593,533

TOTAL INCREASE (DECREASE) IN NET ASSETS        35,528,491            45,914,590
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           236,706,929           190,792,339

END OF PERIOD                                 272,235,420           236,706,929

Undistributed investment income--net              406,346                19,570


                                          Six Months Ended
                                             June 30, 2003           Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,127,519             7,374,719

Shares issued for dividends reinvested              1,660                54,017

Shares redeemed                                (1,556,571)           (2,404,341)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (427,392)            5,024,395
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,097,894             1,006,141

Shares issued for dividends reinvested                171                 3,385

Shares redeemed                                  (110,543)             (193,139)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     987,522               816,387

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                       Six Months Ended                          Year Ended December 31,
                                          June 30, 2003     ------------------------------------------------------------------------
INITIAL SHARES                              (Unaudited)            2002          2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                           12.04            13.80         14.29         13.44          12.16         12.50

Investment Operations:

Investment income--net                             .02(b)           .04(b)        .03(b)        .05(b)         .03(b)        .02

Net realized and unrealized
   gain (loss) on investments                     1.40            (1.76)         (.50)         1.05           1.28          (.34)

Total from Investment Operations                  1.42            (1.72)         (.47)         1.10           1.31          (.32)

Distributions:

Dividends from
   investment income--net                         (.00)(c)         (.04)         (.02)         (.03)          (.03)         (.02)

Dividends from net realized
   gain on investments                              --               --            --          (.13)            --            --

Dividends in excess of net
   realized gain on investments                     --               --            --          (.09)            --            --

Total Distributions                               (.00)(c)         (.04)         (.02)         (.25)          (.03)         (.02)

Net asset value, end of period                   13.46            12.04         13.80         14.29          13.44         12.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 11.80(d)        (12.49)        (3.26)         8.28          10.82         (2.53)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                           .41(d)           .85           .89           .98            .97           .67(d)

Ratio of net investment income
   to average net assets                           .18(d)           .32           .24           .34            .26           .18(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                          --               --            --           .06            .49           .60(d)

Portfolio Turnover Rate                          42.36(d)         69.15         76.37        102.89          77.73         75.74(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 238,503          218,387       181,028        76,784         15,563        10,506

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                            Six Months Ended                 Year Ended December 31,
                                                                June 30, 2003          ---------------------------------------------
SERVICE SHARES                                                    (Unaudited)              2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   12.02              13.78            14.29            14.29

Investment Operations:

Investment income--net                                                   .01(b)             .02(b)           .01(b)            --

Net realized and unrealized
   gain (loss) on investments                                           1.40              (1.75)            (.50)              --

Total from Investment Operations                                        1.41              (1.73)            (.49)              --

Distributions:

Dividends from investment income--net                                   (.00)(c)           (.03)            (.02)              --

Net asset value, end of period                                         13.43              12.02            13.78            14.29
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       11.74(d)          (12.64)           (3.36)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .49(d)            1.00             1.00               --

Ratio of net investment income
   to average net assets                                                 .08(d)             .15              .07               --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                               .03(d)             .10              .17               --

Portfolio Turnover Rate                                                42.36(d)           69.15            76.37           102.89
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 33,732             18,320            9,764                1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the MidCap Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $120 during the period ended June 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.
The    Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.


The portfolio has an unused capital loss carryover of $29,938,221 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $7,978,482 of the carryover expires in fiscal 2009 and $21,959,739 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $698,750. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the line of credit.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2003, the Manager waived receipt of fees of $7,610, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $28,901 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $319 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $11,005 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $107,872,236 and $101,234,016, respectively.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$29,425,206,   consisting  of  $38,191,805  gross  unrealized  appreciation  and
$8,766,599 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                          Shares
                                            ------------------------------------
                                               Votes For    Authority Withheld
                                            ------------------------------------
To elect additional Trustees:

   David W. Burke                             52,619,411             1,551,548

   Whitney I. Gerard                          52,648,375             1,522,584

   Arthur A. Hartman                          52,520,433             1,650,526

   George L. Perry                            52,560,201             1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.


                  FOR MORE INFORMATION

                        DREYFUS
                        INVESTMENT PORTFOLIOS,
                        MIDCAP STOCK PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  174SA0603




      DREYFUS
      INVESTMENT PORTFOLIOS,
      SMALL CAP STOCK INDEX
      PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            24   Statement of Financial Futures

                            25   Statement of Assets and Liabilities

                            26   Statement of Operations

                            27   Statement of Changes in Net Assets

                            28   Financial Highlights

                            29   Notes to Financial Statements

                            34   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                                 Dreyfus Investment Portfolios,
                                                Small Cap Stock Index Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Steven Falci and Thomas Durante.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market's recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

Steven Falci and Thomas Durante, Portfolio Managers

How did Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio's Service shares produced a total return of 12.63% .(1) In comparison, the Standard & Poor's SmallCap 600 Index ("S&P 600 Index"), produced a 13.30% return for the same period.(2,3)

We attribute the portfolio's performance to an improvement in investor sentiment after the success of the war in Iraq. The portfolio's strongest returns during the reporting period stemmed from homebuilders, banks and thrifts, medical products firms, electronic equipment companies and specialty retailers. The difference in returns was primarily due to the sampling strategy, transaction costs and other portfolio operating expenses.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio seeks to match the total return of the S&P 600 Index. To pursue this goal, the portfolio invests in a representative sample of stocks included in the S&P 600 Index and in futures whose performance is related to the S&P 600 Index.

The portfolio's investments are selected by a "sampling" process based on market capitalization, industry representation and other means. By using this sampling process, the portfolio typically will not invest in all 600 stocks in the S&P 600 Index. However, at times, the portfolio may be fully invested in all of the stocks that comprise the S&P 600 Index. Under these circumstances, the portfolio maintains approximately the same weighting for each stock as the S&P 600 Index does.

The S&P 600 Index is composed of 600 domestic stocks with market capitalizations ranging between $20 million and $3 billion, depending on S& P 600 Index composition. Each stock is weighted by its market

                                                                The  Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

capitalization, which means larger companies have greater representation in the S& P 600 Index than smaller ones. The portfolio may also invest in stock futures as a substitute for the sale or purchase of securities.

What other factors influenced the portfolio's performance?

During the reporting period, many investors had curtailed their investments in stocks, primarily due to the uncertainties surrounding the war with Iraq.
However, once the outcome of the war was decided, investors felt more comfortable putting some of their cash to work in the stock market. As investors turned their attention from the war to economic and business fundamentals, homebuilding stocks resumed their rise in value. Smaller banks and thrifts also flourished, albeit to a lesser degree because of the high demand for new homes and historically low mortgage rates. Smaller banks and thrifts tend to be focused on traditional commercial and retail banking in their local markets versus their large-cap counterparts, whose businesses include overseas markets and asset management divisions.

Another best-performing area within the S&P 600 Index, and also the portfolio, was medical products, which consists of companies that make surgical and medical devices and equipment for hospitals and in products used by consumers. Some of the strongest returns of the reporting period came from companies that make products for reconstructive surgery, dental equipment, contact lenses and products that help treat sleep disorders.

In  the  technology  sector,  electronic  equipment  companies posted attractive returns, primarily due to greater consumer demand for products such as flat screen televisions, wireless networking equipment and global positioning systems. A diversified group of specialty retail stocks also reported strong returns, including numerous automotive supply stores, a few general merchandisers, a jewelry chain and several low-end discounters.

Defense stocks generally posted disappointing returns after the fighting subsided in Iraq and amid delays in the space shuttle program. Heavy machinery stocks also disappointed, as did several transportation firms, including trucking and freight companies.


WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

As an index fund, our strategy remains the same: to attempt to replicate the return of the S&P 600 Index.

While we are pleased with the S&P 600 Index's and the portfolio's returns during the reporting period, we continue to believe it is especially important during volatile times to diversify across many industry sectors and stocks to mitigate losses in any particular sector or holding. In our view, broadly diversified index funds continue to represent a prudent choice for the core of most investors' equity portfolios.

July 15, 2003

     THE  PORTFOLIO IS ONLY  AVAILABLE AS A FUNDING  VEHICLE  UNDER VARIOUS
     LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, SMALL CAP STOCK INDEX PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER
     FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

(3) "STANDARD & POOR'S," "S&P," "S&P SMALLCAP 600" AND "STANDARD & POOR'S SMALLCAP 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC., AND HAVE BEEN LICENSED FOR USE BY THE FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PORTFOLIO.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)


COMMON STOCKS--99.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.1%

DIMON                                                                                            11,000                   78,760

CONSUMER CYCLICAL--18.7%

AFC Enterprises                                                                                   6,900  (a)             112,056

A.T. Cross, Cl. A                                                                                 3,200  (a)              19,008

Action Performance Cos.                                                                           3,500                   66,500

Advanced Marketing Services                                                                       4,200                   54,600

Albany International, Cl. A                                                                       8,000                  219,200

Angelica                                                                                          2,600                   44,070

AnnTaylor Stores                                                                                 11,250  (a)             325,687

Applica                                                                                           5,000                   42,500

Arctic Cat                                                                                        5,500                  105,380

Argosy Gaming                                                                                     7,200  (a)             150,552

Ashworth                                                                                          1,500  (a)              10,635

Atlantic Coast Airlines Holdings                                                                 10,200  (a)             137,598

Aztar                                                                                             9,300  (a)             149,823

Bally Total Fitness Holdings                                                                      8,000  (a)              72,240

Bassett Furniture                                                                                 1,800                   23,904

Brown Shoe                                                                                        4,500                  134,100

Burlington Coat Factory Warehouse                                                                10,700                  191,530

CEC Entertainment                                                                                 6,600  (a)             243,738

CPI                                                                                               2,000                   35,300

Casey's General Stores                                                                           11,900                  168,266

Cato, Cl. A                                                                                       6,200                  130,696

Children's Place Retail Stores                                                                    5,200  (a)             103,272

Christopher & Banks                                                                               6,000  (a)             221,940

Coachmen Industries                                                                               4,000                   47,800

Concord Camera                                                                                    3,000  (a)              21,270

Cost Plus                                                                                         5,000  (a)             178,300

Department 56                                                                                     3,600  (a)              55,188

Dress Barn                                                                                        6,900  (a)              87,423

Duane Reade                                                                                       4,000  (a)              59,000

Enesco Group                                                                                      3,000  (a)              22,200

Ethan Allen Interiors                                                                             8,700                  305,892

Fedders                                                                                           4,000                   12,280


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

Footstar                                                                                          4,100  (a)              53,300

Fossil                                                                                           10,700  (a)             252,092

Fred's                                                                                            6,200                  230,516

GenCorp                                                                                          10,000                   88,900

Genesco                                                                                           5,200  (a)              92,040

Goody's Family Clothing                                                                           7,500                   64,875

Great Atlantic & Pacific                                                                          8,400  (a)              73,920

Group 1 Automotive                                                                                4,800  (a)             155,568

Gymboree                                                                                          7,100  (a)             119,138

Haggar                                                                                              400                    5,000

Hancock Fabrics                                                                                   5,000                   80,750

Harman International Industries                                                                   7,800                  617,292

Haverty Furniture                                                                                 6,000                  105,000

Hot Topic                                                                                         7,400  (a)             199,134

Huffy                                                                                               600  (a)               4,200

IHOP                                                                                              5,000                  157,850

Insight Enterprises                                                                               8,200  (a)              82,492

Interface, Cl. A                                                                                  8,000                   37,120

Intermet                                                                                          4,700                   15,839

J. Jill Group                                                                                     4,700  (a)              79,148

JAKKS Pacific                                                                                     5,400  (a)              71,766

Jack in the Box                                                                                   8,700  (a)             194,010

Jo-Ann Stores, Cl. A                                                                              5,100  (a)             129,030

K-Swiss                                                                                           4,100                  141,532

K2                                                                                                6,900  (a)              84,525

Kellwood                                                                                          6,700                  211,921

La-Z Boy                                                                                         13,300                  297,654

Landry's Restaurants                                                                              6,700                  158,120

Linens 'n Things                                                                                  9,700  (a)             229,017

Lone Star Steakhouse & Saloon                                                                     5,300                  115,381

Men's Wearhouse                                                                                   9,500  (a)             207,575

Mesa Air Group                                                                                   10,800  (a)              86,400

Midas                                                                                             1,800  (a)              21,816

Monaco Coach                                                                                      5,900  (a)              90,447

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

Movie Gallery                                                                                     7,600  (a)             140,220

NBTY                                                                                             16,000  (a)             336,960

National Presto Industries                                                                        2,000                   63,200

Nautica Enterprises                                                                               7,900  (a)             101,357

Nautilus Group                                                                                    7,700                   95,480

O'Charleys                                                                                        4,900  (a)             105,497

O'Reilly Automotive                                                                              13,000  (a)             434,070

OshKosh B'Gosh                                                                                    3,100                   83,700

Oshkosh Truck                                                                                     4,500                  266,940

Oxford Industries                                                                                 2,100                   87,192

P.F. Chang's China Bistro                                                                         6,000  (a)             295,260

Pacific Sunwear of California                                                                    12,350  (a)             297,512

Panera Bread, Cl. A                                                                               7,100  (a)             284,000

Papa John's International                                                                         4,300  (a)             120,615

Pep Boys-Manny, Moe & Jack                                                                       13,100                  176,981

Phillips-Van Heusen                                                                               7,200                   98,136

Pinnacle Entertainment                                                                            4,300  (a)              29,240

Polaris Industries                                                                                5,500                  337,700

Prime Hospitality                                                                                11,800  (a)              79,178

Quicksilver                                                                                      12,900  (a)             212,721

RARE Hospitality International                                                                    5,400  (a)             176,472

Russ Berrie & Co.                                                                                 5,300                  193,503

Russell                                                                                           8,600                  163,400

Ryan's Family Steak House                                                                        10,900  (a)             152,600

SCP Pool                                                                                          5,800  (a)             199,520

Salton                                                                                            2,500  (a)              22,550

School Specialty                                                                                  5,000  (a)             142,300

ShopKo Stores                                                                                     6,300  (a)              81,900

Shuffle Master                                                                                    4,300  (a)             126,377

SkyWest                                                                                          13,900                  264,934

Sonic                                                                                             9,100  (a)             231,413

Standard Motor Products                                                                           3,100                   34,410

Steak n Shake                                                                                     6,400  (a)              97,600

Stein Mart                                                                                        7,000  (a)              41,930

Stride Rite                                                                                      10,400                  102,544


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

Sturm Ruger                                                                                       7,100                   71,000

TBC                                                                                               5,400  (a)             102,870

Thor Industries                                                                                   7,200                  293,904

Too                                                                                               7,400  (a)             149,850

Toro                                                                                              6,000                  238,500

Tower Automotive                                                                                  8,000  (a)              29,280

Tractor Supply                                                                                    4,500  (a)             214,875

Triarc                                                                                            5,000  (a)             149,950

Ultimate Electronics                                                                              2,000  (a)              25,640

Urban Outfitters                                                                                  5,000  (a)             179,500

WMS Industries                                                                                    5,700  (a)              88,863

Wabash National                                                                                   6,900  (a)              96,807

Wet Seal, Cl. A                                                                                   4,650  (a)              49,662

Winnebago Industries                                                                              4,500                  170,550

Wolverine World Wide                                                                             10,500                  202,230

Zale                                                                                              8,200  (a)             328,000

                                                                                                                      16,174,209

CONSUMER STAPLES--2.7%

American Italian Pasta, Cl. A                                                                     4,000  (a)             166,600

Coca-Cola Bottling                                                                                2,300                  125,580

Corn Products International                                                                       9,000                  270,270

Delta & Pine Land                                                                                 8,600                  189,028

Flowers Foods                                                                                    11,400                  225,264

Hain Celestial Group                                                                              7,300  (a)             116,727

International Multifoods                                                                          4,700  (a)             107,677

J & J Snack Foods                                                                                 2,500  (a)              79,075

Lance                                                                                             7,400                   67,562

Libbey                                                                                            3,400                   77,180

Nash Finch                                                                                        3,100                   51,615

Nature's Sunshine Products                                                                        3,000                   24,030

Performance Food Group                                                                           10,400  (a)             384,800

Ralcorp Holdings                                                                                  7,000  (a)             174,720

United Natural Foods                                                                              4,000  (a)             112,560

WD-40                                                                                             4,400                  125,620

                                                                                                                       2,298,308

                                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY--8.0%

American States Water                                                                             2,950                   80,535

Atmos Energy                                                                                     12,000                  297,600

Atwood Oceanics                                                                                   2,400  (a)              65,160

Cabot Oil & Gas                                                                                   8,100                  223,641

Cal Dive International                                                                            9,500  (a)             207,100

Carbo Ceramics                                                                                    3,900                  145,080

Cascade Natural Gas                                                                               2,000                   38,200

Cimarex Energy                                                                                   10,300  (a)             244,625

Dril-Quip                                                                                         3,300  (a)              60,060

Energen                                                                                           8,700                  289,710

Evergreen Resources                                                                               4,900  (a)             266,119

Frontier Oil                                                                                      6,500                   98,800

Hydril                                                                                            5,300  (a)             144,425

Laclede Group                                                                                     5,000                  134,000

NUI                                                                                               4,000                   62,080

New Jersey Resources                                                                              6,700                  237,850

Newfield Exploration                                                                             13,500  (a)             506,926

Northwest Natural Gas                                                                             6,500                  177,125

NorthWestern                                                                                      4,900                    9,800

Nuevo Energy                                                                                      4,800  (a)              83,760

Oceaneering International                                                                         5,900  (a)             150,745

Patina Oil & Gas                                                                                  8,494                  273,074

Piedmont Natural Gas                                                                              8,000                  310,480

Plains Resources                                                                                  6,000  (a)              84,900

Prima Energy                                                                                      3,400  (a)              70,992

Remington Oil & Gas                                                                               6,800  (a)             124,984

St. Mary Land & Exploration                                                                       7,200                  196,560

Southern Union                                                                                   15,885  (a)             266,392

Southwest Gas                                                                                     7,100                  150,378

Southwestern Energy                                                                               9,700  (a)             145,597

Spinnaker Exploration                                                                             7,000  (a)             183,400

Stone Energy                                                                                      6,500  (a)             272,480

Swift Energy                                                                                      5,000  (a)              55,000

TETRA Technologies                                                                                3,600  (a)             106,740

Tom Brown                                                                                         9,300  (a)             258,447


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)

UGI                                                                                              10,450                  331,265

Unit                                                                                             11,400  (a)             238,374

Veritas DGC                                                                                       7,100  (a)              81,650

Vintage Petroleum                                                                                13,100                  147,768

W-H Energy Services                                                                               6,600  (a)             128,568

                                                                                                                       6,950,390

HEALTH CARE--11.2%

Accredo Health                                                                                   10,200  (a)             222,360

Advanced Medical Optics                                                                           7,700  (a)             131,285

Alpharma, Cl. A                                                                                  12,300                  265,680

American Healthways                                                                               4,000  (a)             144,480

American Medical Systems Holdings                                                                 7,900  (a)             133,273

Amerigroup                                                                                        5,000  (a)             186,000

AmSurg                                                                                            4,700  (a)             143,350

ArQule                                                                                            3,000  (a)              12,600

ArthroCare                                                                                        4,200  (a)              70,392

Biosite                                                                                           3,800  (a)             182,780

CIMA Labs                                                                                         3,400  (a)              91,426

CONMED                                                                                            7,400  (a)             135,124

Cephalon                                                                                         12,800  (a)             526,848

Cooper Cos.                                                                                       7,300                  253,821

CryoLife                                                                                          4,500  (a)              46,575

Curative Health Services                                                                          3,200  (a)              54,400

Datascope                                                                                         4,200                  124,026

Diagnostic Products                                                                               7,100                  291,455

Enzo Biochem                                                                                      7,325  (a)             157,634

Haemonetics                                                                                       6,400  (a)             119,680

Hologic                                                                                           4,500  (a)              59,310

Hooper Holmes                                                                                    11,400                   73,416

ICU Medical                                                                                       3,800  (a)             118,370

IDEXX Laboratories                                                                                8,500  (a)             285,090

IMPATH                                                                                            2,400  (a)              33,936

INAMED                                                                                            5,200  (a)             279,188

Integra LifeSciences Holdings                                                                     6,100  (a)             160,918

Invacare                                                                                          7,300                  240,900

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

MGI Pharma                                                                                        6,000  (a)             153,780

Medicis Pharmaceutical, Cl. A                                                                     6,300                  357,210

Mentor                                                                                           11,200                  217,056

Mid Atlantic Medical Services                                                                    11,400  (a)             596,220

Noven Pharmaceuticals                                                                             4,300  (a)              44,032

Orthodontic Centers of America                                                                   13,500  (a)             108,135

Osteotech                                                                                         4,200  (a)              57,078

Owens & Minor                                                                                     8,300                  185,505

Pediatrix Medical Group                                                                           6,100  (a)             217,465

PolyMedica                                                                                        3,000                  137,370

Possis Medical                                                                                    4,500  (a)              61,740

Priority Healthcare, Cl. B                                                                       10,300  (a)             191,065

Province Healthcare                                                                              12,200  (a)             135,054

Regeneron Pharmaceuticals                                                                        11,800  (a)             185,850

RehabCare Group                                                                                   4,200  (a)              61,530

Renal Care Group                                                                                 12,000  (a)             422,520

ResMed                                                                                            7,500  (a)             294,000

Respironics                                                                                       8,000  (a)             300,160

Savient Pharmaceuticals                                                                          14,000  (a)              64,960

Sierra Health Services                                                                            6,800  (a)             136,000

Sola International                                                                                6,600  (a)             114,840

Sunrise Senior Living                                                                             6,200  (a)             138,756

Sybron Dental Specialties                                                                         9,400  (a)             221,840

Techne                                                                                            9,700  (a)             294,298

Theragenics                                                                                       6,500  (a)              27,950

US Oncology                                                                                      23,500  (a)             173,665

Viasys Healthcare                                                                                 6,500  (a)             134,550

Vital Signs                                                                                       3,300                   85,668

                                                                                                                       9,662,614

INTEREST SENSITIVE--14.5%

Anchor Bancorp Wisconsin                                                                          5,900                  140,951

BankUnited Financial, Cl. A                                                                       6,900  (a)             139,035

Boston Private Financial Holdings                                                                 4,400                   92,752

Capital Automotive                                                                                8,400                  235,116

Cash America International                                                                        6,200                   81,964


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)

Centene                                                                                           2,800  (a)             108,920

Chittenden                                                                                        9,200                  251,620

Colonial Properties Trust                                                                         5,800                  204,102

Commercial Federal                                                                               10,700                  226,840

Community First Bankshares                                                                        8,900                  242,970

Cullen/Frost Bankers                                                                             12,400                  398,040

Delphi Financial Group, Cl. A                                                                     5,000                  234,000

Dime Community Bancshares                                                                         6,300                  160,335

Downey Financial                                                                                  6,400                  264,320

East West Bancorp                                                                                 5,900                  213,226

Essex Property Trust                                                                              4,800                  274,800

Financial Federal                                                                                 3,700  (a)              90,280

First Bancorp                                                                                     9,850                  270,383

First Midwest Bancorp                                                                            11,400                  328,434

First Republic Bank                                                                               3,800  (a)             101,080

FirstFed Financial                                                                                4,500  (a)             158,805

Flagstar Bancorp                                                                                 15,000                  366,750

Fremont General                                                                                  19,000                  260,300

GBC Bancorp                                                                                       2,300                   88,320

Gables Residential Trust                                                                          5,500                  166,265

Glenborough Realty Trust                                                                          7,200                  137,880

Hilb, Rogal & Hamilton                                                                            8,200                  279,128

Hudson United Bancorp                                                                            10,700                  365,405

Irwin Financial                                                                                   7,100                  183,890

Jefferies Group                                                                                   6,100                  303,719

Kilroy Realty                                                                                     6,200                  170,500

LandAmerica Financial Group                                                                       4,300                  204,250

MAF Bancorp                                                                                       5,500                  203,885

NCO Group                                                                                         5,000  (a)              89,550

New Century Financial                                                                             6,200                  270,630

Philadelphia Consolidated Holding                                                                 4,800  (a)             193,920

Presidential Life                                                                                 5,500                   77,605

Provident Bankshares                                                                              6,400                  162,624

RLI                                                                                               6,100                  200,690

Raymond James Financial                                                                          11,000                  363,550

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)

Republic Bancorp                                                                                 13,100                  175,802

Riggs National                                                                                    6,800                  103,496

SWS Group                                                                                         4,500                   90,675

Seacoast Financial Services                                                                       6,200                  122,760

Selective Insurance Group                                                                         6,100                  152,805

Shurgard Storage Centers, Cl. A                                                                   8,300                  274,564

South Financial Group                                                                            11,500                  268,295

Southwest Bancorporation of Texas                                                                 7,400  (a)             240,574

Staten Island Bancorp                                                                            13,400                  261,032

Sterling Bancshares                                                                              11,300                  147,804

Stewart Information Services                                                                      4,900  (a)             136,465

Susquehanna Bancshares                                                                            9,600                  224,160

Trustco Bank                                                                                     18,800                  208,304

UCBH Holdings                                                                                     9,200                  263,856

UICI                                                                                             11,900  (a)             179,333

United Bankshares                                                                                10,400                  297,960

Washington Federal                                                                               16,910                  391,128

Waypoint Financial                                                                                8,300                  149,732

Whitney Holding                                                                                   9,500                  303,715

Wintrust Financial                                                                                4,200                  124,320

Zenith National Insurance                                                                         5,100                  145,350

                                                                                                                      12,568,964

INTERNET--.2%

Netegrity                                                                                         4,100  (a)              23,944

PC-Tel                                                                                            4,300  (a)              50,998

Verity                                                                                            9,300  (a)             117,738

                                                                                                                         192,680

PRODUCER GOODS & SERVICES--20.3%

A. Schulman                                                                                       7,400                  118,844

A.M. Castle                                                                                       1,300  (a)               8,515

A.O. Smith                                                                                        7,400                  208,310

AAR                                                                                               4,600                   32,476

Acuity Brands                                                                                    10,600                  192,602

Alliant Techsystems                                                                               9,500  (a)             493,145

Apogee Enterprises                                                                                7,500                   67,650


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

Applied Industrial Technologies                                                                   5,000                  105,500

AptarGroup                                                                                        8,700                  313,200

Arch Chemicals                                                                                    6,000                  114,600

Arkansas Best                                                                                     6,100                  145,119

Baldor Electric                                                                                   8,500                  175,100

Barnes Group                                                                                      5,000                  108,800

Belden                                                                                            6,500                  103,285

Brady, Cl. A                                                                                      5,800                  193,430

Briggs & Stratton                                                                                 5,600                  282,800

Brooks Automation                                                                                 6,300  (a)              71,442

Buckeye Technologies                                                                              4,700  (a)              31,960

Building Materials Holding                                                                        4,000                   59,240

Butler Manufacturing                                                                              1,700                   28,101

C&D Technologies                                                                                  6,500                   93,340

CUNO                                                                                              4,300  (a)             155,316

Cable Design Technologies                                                                        10,500  (a)              75,075

Cambrex                                                                                           6,100                  140,422

Caraustar Industries                                                                              3,900  (a)              31,239

Century Aluminum                                                                                  5,400                   37,962

Chesapeake                                                                                        4,100                   89,585

Clarcor                                                                                           6,400                  246,720

Cleveland-Cliffs                                                                                  2,900  (a)              51,765

Commercial Metals                                                                                 6,900                  122,751

Commonwealth Industries                                                                           4,800                   22,656

Cubic                                                                                             6,800                  151,096

Curtiss-Wright                                                                                    2,700                  170,640

DRS Technologies                                                                                  5,200  (a)             145,184

Deltic Timber                                                                                     3,000                   85,350

EDO                                                                                               4,600                   81,420

ElkCorp                                                                                           3,900                   87,750

Emcor Group                                                                                       3,600  (a)             177,696

Engineered Support Systems                                                                        4,150                  173,677

Fleetwood Enterprises                                                                             6,300  (a)              46,620

Florida Rock Industries                                                                           7,200                  297,216

Forward Air                                                                                       5,400  (a)             136,998

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

Gardner Denver                                                                                    4,200  (a)              85,932

Georgia Gulf                                                                                      7,900                  156,420

Graco                                                                                            11,250                  360,000

Griffon                                                                                           7,900  (a)             126,400

H.B. Fuller                                                                                       7,000                  154,140

Heartland Express                                                                                11,900  (a)             264,775

Hughes Supply                                                                                     5,800                  201,260

IDEX                                                                                              8,400                  304,416

IMCO Recycling                                                                                    3,600  (a)              23,904

Insituform Technologies, Cl. A                                                                    6,500  (a)             114,920

Intermagnetics General                                                                            3,700  (a)              73,408

InVision Technologies                                                                             4,100  (a)             101,885

Ionics                                                                                            4,100  (a)              91,717

JLG Industries                                                                                    9,800                   66,640

Kaman, Cl. A                                                                                      5,900                   68,971

Kansas City Southern                                                                             14,400  (a)             173,232

Kaydon                                                                                            7,200                  149,760

Kirby                                                                                             5,200  (a)             146,640

Knight Transportation                                                                             9,400  (a)             234,060

Landstar System                                                                                   4,200  (a)             263,970

Lawson Products                                                                                   2,700                   74,355

Lennox International                                                                             13,100                  168,597

Lindsay Manufacturing                                                                             3,000                   69,660

Lone Star Technologies                                                                            6,200  (a)             131,316

Lydall                                                                                            3,500  (a)              37,450

M.D.C. Holdings                                                                                   6,950                  335,546

MacDermid                                                                                         8,000                  210,400

Manitowoc                                                                                         6,200                  138,260

Massey Energy                                                                                    16,600                  218,290

Maverick Tube                                                                                    10,000  (a)             191,500

Milacron                                                                                          3,600                   17,604

Mueller Industries                                                                                8,800  (a)             238,568

Myers Industries                                                                                  7,375                   70,062

NVR                                                                                               1,750  (a)             719,250


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

OM Group                                                                                          5,100                   75,123

Offshore Logistics                                                                                6,200  (a)             134,850

Omnova Solutions                                                                                  5,000  (a)              20,200

Penford                                                                                           2,300                   25,691

PolyOne                                                                                          16,500                   73,425

Pope & Talbot                                                                                     2,400                   26,520

Quaker Chemical                                                                                   2,800                   70,140

Quanex                                                                                            4,600                  136,712

RTI International Metals                                                                          6,500  (a)              70,395

Regal Beloit                                                                                      6,000                  114,600

Reliance Steel & Aluminum                                                                         7,900                  163,530

Roadway                                                                                           4,400                  125,532

Robins & Myers                                                                                    3,200                   59,200

Rock-Tenn, Cl. A                                                                                  8,100                  137,295

Rogers                                                                                            3,800  (a)             126,540

Ryerson Tull                                                                                      6,200                   54,436

Ryland Group                                                                                      6,100                  423,340

SPS Technologies                                                                                  3,200  (a)              86,528

Schweitzer-Mauduit International                                                                  4,400                  106,216

Scotts, Cl. A                                                                                     7,700  (a)             381,150

Seacor Smit                                                                                       4,000  (a)             145,960

Shaw Group                                                                                        7,200  (a)              86,760

Simpson Manufacturing                                                                             5,900  (a)             215,940

Skyline                                                                                           2,000                   60,000

Standard Pacific                                                                                  7,300                  242,068

Standex International                                                                             3,400                   71,400

Steel Dynamics                                                                                   11,400  (a)             156,180

Steel Technologies                                                                                4,000                   40,440

Stewart & Stevenson Services                                                                      7,000                  110,250

SurModics                                                                                         4,700  (a)             143,350

Technitrol                                                                                        8,300                  124,915

Teledyne Technologies                                                                             8,700  (a)             113,970

Texas Industries                                                                                  4,800                  114,240

Thomas Industries                                                                                 4,100                  110,905

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

Timken                                                                                           20,400                  357,204

Tredegar                                                                                          8,600                  128,914

Triumph Group                                                                                     4,000  (a)             112,680

URS                                                                                               8,400  (a)             163,464

USF                                                                                               5,500                  148,335

United Stationers                                                                                 7,900  (a)             285,743

Universal Forest Products                                                                         4,100                   85,854

Valmont Industries                                                                                6,900                  135,309

Watsco                                                                                            7,200                  119,232

Watts Industries, Cl. A                                                                           6,800                  121,380

Wellman                                                                                           8,900                   99,680

Wolverine Tube                                                                                    1,200  (a)               6,864

Woodward Governor                                                                                 3,000                  129,000

Yellow                                                                                            6,200  (a)             143,530

                                                                                                                      17,442,895

SERVICES--8.4%

ABM Industries                                                                                   12,500                  192,500

ADVO                                                                                              4,800  (a)             213,120

Aaron Rents                                                                                       5,600                  144,704

Administaff                                                                                       4,000  (a)              41,200

American Management Systems                                                                       9,900  (a)             141,372

Arbitron                                                                                          7,100  (a)             253,470

Armor Holdings                                                                                    6,900  (a)              92,460

BARRA                                                                                             4,800  (a)             171,360

Boston Communications Group                                                                       4,100  (a)              70,233

Bowne & Co.                                                                                       7,900                  102,937

CACI International, Cl. A                                                                         7,400  (a)             253,820

CDI                                                                                               5,200  (a)             134,992

Central Parking                                                                                   6,400                   79,104

Ciber                                                                                            14,500  (a)             101,790

Consolidated Graphics                                                                             3,800  (a)              86,944

eFunds                                                                                           11,600  (a)             133,748

4Kids Entertainment                                                                               3,500  (a)              65,100

FactSet Research Systems                                                                          8,100                  356,805

G & K Services, Cl. A                                                                             5,000                  148,000

Global Payments                                                                                   8,900                  315,950


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SERVICES (CONTINUED)

Heidrick & Struggles International                                                                3,400  (a)              42,908

ITT Educational Services                                                                         11,400  (a)             333,450

Information Holdings                                                                              5,000  (a)              91,250

Insurance Auto Auction                                                                            3,100  (a)              38,936

John H. Harland                                                                                   6,900                  180,504

Kroll                                                                                             9,400  (a)             254,364

Labor Ready                                                                                      10,200  (a)              73,134

MAXIMUS                                                                                           5,300  (a)             146,439

MICROS Systems                                                                                    4,200  (a)             138,516

Marcus                                                                                            7,900                  118,105

MemberWorks                                                                                       3,300  (a)              65,175

Mobile Mini                                                                                       3,100  (a)              50,623

NDCHealth                                                                                         7,900                  144,965

New England Business Service                                                                      3,300                   99,000

PAREXEL International                                                                             7,000  (a)              97,650

PRG-Schultz International                                                                        11,900  (a)              70,210

Paxar                                                                                            10,400  (a)             114,400

Pegasus Solutions                                                                                 4,200  (a)              68,250

Pharmaceutical Product Development                                                               13,500  (a)             387,855

Pre-Paid Legal Services                                                                           4,500  (a)             110,385

Regis                                                                                            10,900                  316,645

Roto-Rooter                                                                                       2,800                  106,932

Sourcecorp                                                                                        3,800  (a)              82,080

Spherion                                                                                         13,300  (a)              92,435

Standard Register                                                                                 6,900                  113,712

StarTek                                                                                           3,700  (a)              97,310

Tetra Tech                                                                                       13,000  (a)             222,690

Thomas Nelson                                                                                     4,100  (a)              51,250

Volt Information Sciences                                                                         4,700  (a)              64,155

Waste Connections                                                                                 6,300  (a)             220,815

Watson Wyatt & Company Holdings                                                                   8,400  (a)             194,712

                                                                                                                       7,288,464

TECHNOLOGY--14.4%

ANSYS                                                                                             4,000  (a)             124,400

ATMI                                                                                              8,000  (a)             199,760

Actel                                                                                             6,100  (a)             125,050

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Adaptec                                                                                          22,500  (a)             175,050

Advanced Energy Industries                                                                        6,300  (a)              89,775

Aeroflex                                                                                         14,500  (a)             112,230

Allen Telecom                                                                                     8,400  (a)             138,768

Alliance Semiconductor                                                                            3,000  (a)              14,520

Analogic                                                                                          3,600                  175,536

Anixter International                                                                             9,200  (a)             215,556

Artesyn Technologies                                                                              7,500  (a)              42,075

AstroPower                                                                                        3,000  (a)               9,870

Audiovox, Cl. A                                                                                   6,200  (a)              69,378

Avid Technology                                                                                   7,200  (a)             252,504

Axcelis Technologies                                                                             20,800  (a)             127,296

BEI Technologies                                                                                  4,400                   52,800

Bel Fuse, Cl. B                                                                                   3,100                   70,990

Bell Microproducts                                                                                5,000  (a)              21,350

Benchmark Electronics                                                                             6,500  (a)             199,940

Black Box                                                                                         5,000                  181,000

C-COR.net                                                                                         9,000  (a)              44,100

CTS                                                                                               8,200                   85,690

Captaris                                                                                          7,400  (a)              25,308

Carreker                                                                                          4,000  (a)              18,320

Catapult Communications                                                                           2,500  (a)              26,550

Cerner                                                                                            8,800  (a)             201,960

Checkpoint Systems                                                                                8,400  (a)             118,860

Cognex                                                                                           10,100  (a)             225,735

Coherent                                                                                          6,000  (a)             143,580

Cohu                                                                                              4,800                   74,880

Coinstar                                                                                          5,800  (a)             109,388

Concord Communications                                                                            4,000  (a)              54,920

Cymer                                                                                             7,600  (a)             239,856

DSP Group                                                                                         7,000  (a)             150,710

Dendrite International                                                                            9,900  (a)             127,512

Digi Inernational                                                                                   500  (a)               2,875

Dionex                                                                                            5,400  (a)             214,650

DuPont Photomasks                                                                                 4,500  (a)              84,735

ESS Technology                                                                                   10,800  (a)             105,300

Electro Scientific Industries                                                                     5,100  (a)              77,316


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Esterline Technologies                                                                            5,400  (a)              94,014

Exar                                                                                             10,000  (a)             158,300

FEI                                                                                               7,300  (a)             136,948

FLIR Systems                                                                                      8,500  (a)             256,275

FileNet                                                                                           8,900  (a)             160,556

Gerber Scientific                                                                                 6,000  (a)              39,960

Global Imaging Systems                                                                            5,700  (a)             132,012

Harmonic                                                                                          9,000  (a)              36,630

Helix Technology                                                                                  5,900                   78,057

Hutchinson Technology                                                                             6,700  (a)             220,363

Hyperion Solutions                                                                                9,200  (a)             310,592

Imagistics International                                                                          4,600  (a)             118,680

Input/Output                                                                                     11,900  (a)              64,022

Inter-Tel                                                                                         6,500                  137,930

Itron                                                                                             5,400  (a)             116,424

JDA Software Group                                                                                6,700  (a)              74,973

Keithley Instruments                                                                              4,000                   57,800

Kopin                                                                                            18,100  (a)             110,772

Kronos                                                                                            5,100  (a)             259,131

Kulicke & Soffa Industries                                                                        9,800  (a)              62,622

MRO Software                                                                                      5,700  (a)              49,191

Manhattan Associates                                                                              6,800  (a)             176,596

MapInfo                                                                                           2,200  (a)              15,686

Meade Instruments                                                                                 5,000  (a)              16,000

Mercury Computer Systems                                                                          5,800  (a)             105,328

Methode Electronics, Cl. A                                                                        9,800                  105,350

Microsemi                                                                                         7,500  (a)             120,000

Midway Games                                                                                      7,200  (a)              26,136

NYFIX                                                                                             5,500  (a)              34,925

Network Equipment Technologies                                                                    4,400  (a)              37,048

Park Electrochemical                                                                              4,800                   95,760

Pericom Semiconductor                                                                             6,000  (a)              55,800

Phoenix Technologies                                                                              5,000  (a)              28,250

Photon Dynamics                                                                                   3,100  (a)              85,653

Photronics                                                                                        7,800  (a)             136,110

Pinnacle Systems                                                                                 15,200  (a)             162,640

Pioneer-Standard Electronics                                                                      8,900                   75,472

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Planar Systems                                                                                    3,400  (a)              66,504

Power Integrations                                                                                7,300  (a)             177,536

Progress Software                                                                                 8,700  (a)             180,351

Radiant Systems                                                                                   6,200  (a)              41,788

RadiSys                                                                                           4,000  (a)              52,800

Rainbow Technologies                                                                              8,300  (a)              69,803

Roper Industries                                                                                  7,200                  267,840

Roxio                                                                                             2,500  (a)              16,725

Rudolph Technologies                                                                              4,000  (a)              63,840

SBS Technologies                                                                                  4,500  (a)              44,240

SCM Microsystems                                                                                  1,800  (a)               9,828

SPSS                                                                                              4,500  (a)              75,330

Serena Software                                                                                  10,600  (a)             221,328

Skyworks Solutions                                                                               32,000  (a)             216,640

Standard Microsystems                                                                             5,000  (a)              75,850

Supertex                                                                                          4,000  (a)              73,480

Symmetricom                                                                                      11,000  (a)              48,400

Systems & Computer Technology                                                                     7,600  (a)              68,400

TALX                                                                                              3,800                   85,842

THQ                                                                                               8,300  (a)             149,400

Take-Two Interactive Software                                                                    10,600  (a)             300,404

Three-Five Systems                                                                                3,000  (a)              20,700

Tollgrade Communications                                                                          3,600  (a)              67,140

Trimble Navigation                                                                                8,000  (a)             183,440

Ultratech                                                                                         5,000  (a)              92,450

Varian Semiconductor Equipment Associates                                                         8,200  (a)             244,032

Veeco Instruments                                                                                 7,300  (a)             124,319

ViaSat                                                                                            6,000  (a)              86,040

Vicor                                                                                            10,000  (a)              96,000

Websense                                                                                          4,700  (a)              73,602

X-Rite                                                                                            5,600                   55,496

Zebra Technologies, Cl. A                                                                         7,700  (a)             578,963

Zix                                                                                                 400  (a)               1,508

                                                                                                                      12,412,118

UTILITIES--1.4%

Avista                                                                                           12,400                  175,460

CH Energy Group                                                                                   4,100                  184,500


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES (CONTINUED)

Central Vermont Public Service                                                                    2,800                   54,740

Cleco                                                                                            12,000                  207,840

El Paso Electric                                                                                 11,700  (a)             144,261

General Communication, Cl. A                                                                     13,600  (a)             117,776

Green Mountain Power                                                                              1,100                   22,000

Metro One Telecommunications                                                                      2,400  (a)              12,384

UIL Holdings                                                                                      3,800                  154,090

UniSource Energy                                                                                  8,300                  156,040

                                                                                                                       1,229,091

TOTAL COMMON STOCKS
   (cost $75,590,504)                                                                                                 86,298,493
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--3.0%

Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 1.10%, dated
  6/30/2003, due 7/1/2003 in the amount

   of $2,585,203 (fully collateralized by
   $2,520,000 of various U.S. Government
   Agency Obligations, value $2,640,323)                                                      2,585,124                2,585,124

U.S. TREASURY BILLS--.3%

..74%, 8/7/2003                                                                                   75,000  (b)              74,941

1.07%, 8/14/2003                                                                                100,000  (b)              99,906

1.175%, 8/28/2003                                                                                40,000  (b)              39,948

..88%, 10/2/2003                                                                                  55,000  (b)              54,876

                                                                                                                         269,671

TOTAL SHORT-TERM INVESTMENTS
   (cost $2,854,732)                                                                                                   2,854,795
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $78,445,236)                                                              103.2%              89,153,288

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (3.2%)             (2,757,794)

NET ASSETS                                                                                        100.0%              86,395,494

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio


STATEMENT OF FINANCIAL FUTURES

June 30, 2003 (Unaudited)


                                                                  Market Value                                      Unrealized
                                                                       Covered                                   (Depreciation)
                                               Contracts       by Contracts ($)            Expiration          at 6/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Russell 2000                                           1               224,200         September 2003                   (1,925)




SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments--Note 1(b)                             78,445,236  89,153,288

Cash                                                                    428,346

Receivable for investment securities sold                             1,131,095

Receivable for shares of Beneficial Interest subscribed                 140,203

Dividends and interest receivable                                        51,985

Receivable for futures variation margin--Note 4                           2,021

                                                                     90,906,938
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            40,903

Payable for investment securities purchased                           4,156,579

Payable for shares of Beneficial Interest redeemed                      313,962

                                                                      4,511,444
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,395,494
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      80,805,516

Accumulated undistributed investment income--net                        116,313

Accumulated net realized gain (loss) on investments                  (5,232,462)

Accumulated net unrealized appreciation

  (depreciation) on investments [including ($1,925)

  net unrealized (depreciation) on financial futures]                10,706,127
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,395,494
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 8,009,945

NET ASSET VALUE, offering and redemption price per share ($)              10.79

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $164 foreign taxes withheld at source)          279,341

Interest                                                                 9,042

TOTAL INCOME                                                           288,383

EXPENSES:

Investment advisory fee--Note 3(a)                                      99,933

Distribution fees--Note 3(b)                                            71,381

Interest expense--Note 2                                                   581

TOTAL EXPENSES                                                         171,895

INVESTMENT INCOME--NET                                                 116,488
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (869,867)

Net realized gain (loss) on financial futures                          167,205

NET REALIZED GAIN (LOSS)                                              (702,662)

Net unrealized appreciation (depreciation) on
  investments [including ($1,925) net
  unrealized depreciation on financial futures]                      9,419,240

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,716,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,833,066

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                             June 30, 2003           Year Ended
                                               (Unaudited)  December 31, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            116,488                64,341

Net realized gain (loss) on investments          (702,662)           (4,532,676)

Net unrealized appreciation
   (depreciation) on investments                9,419,240             1,286,887

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,833,066            (3,181,448)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                             (1,129)              (60,511)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  67,836,016            86,649,964

Dividends reinvested                                1,129                60,511

Cost of shares redeemed                       (32,367,384)          (41,374,720)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       35,469,761            45,335,755

TOTAL INCREASE (DECREASE) IN NET ASSETS        44,301,698            42,093,796
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            42,093,796                    --

END OF PERIOD                                  86,395,494            42,093,796

Undistributed investment income--net              116,313                   954
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,900,551             8,535,211

Shares issued for dividends reinvested                124                 6,251

Shares redeemed                                (3,282,834)           (4,149,358)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,617,841             4,392,104

(A)  FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)  December 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 9.58               12.50

Investment Operations:

Investment income--net                                .02(b)              .03(b)

Net realized and unrealized

   gain (loss) on investments                        1.19               (2.94)

Total from Investment Operations                     1.21               (2.91)

Distributions:

Dividends from investment income--net                (.00)(c)            (.01)

Net asset value, end of period                      10.79                9.58
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                    12.63(d)          (23.25)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               .30(d)              .40(d)

Ratio of net investment income

   to average net assets                              .20(d)              .27(d)

Portfolio Turnover Rate                             25.20(d)           117.52(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              86,395              42,094

(A) FROM MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Cap Stock Index Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to match the performance of the Standard & Poor's SmallCap 600 Index. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge.

At June 30, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 801,191 shares of the portfolio.

The portfolio accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles


(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $64,060 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $60,511. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the 'Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended June 30, 2003 was approximately $70,700, with a related weighted average annualized interest rate of 1.66%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement ('Agreement") with the Manager, the investment advisory fee is computed at the annual rate of .35 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the expenses of the portfolio.

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

except management fees, Distribution Plan fees, taxes, interest expenses, brokerage commissions, fees and expenses of independent counsel to the portfolio and the non-interested Board members, and extraordinary expenses. In addition, the Manager has also agreed to reduce its fee in an amount equal to the portfolio's allocated portion of the accrued fees and expenses of non-interested board members and fees and expenses of independent counsel to the portfolio

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the portfolio pays the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the portfolio's average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, the portfolio was charged $71,381 pursuant to the Plan.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the portfolio increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the portfolio's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2003, amounted to $50,395,302 and $14,549,662, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2003, are set forth in the Statement of Financial Futures.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$10,708,052,   consisting  of  $11,822,190  gross  unrealized  appreciation  and
$1,114,138 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                            Shares
                                            ------------------------------------

                                               Votes For      Authority Withheld
                                            ------------------------------------

To elect additional Trustees:

   David W. Burke                             52,619,411               1,551,548

   Whitney I. Gerard                          52,648,375               1,522,584

   Arthur A. Hartman                          52,520,433               1,650,526

   George L. Perry                            52,560,201               1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.


NOTES

                  FOR MORE INFORMATION

                        DREYFUS INVESTMENT PORTFOLIOS,
                        SMALL CAP STOCK INDEX PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  410SA0603




      DREYFUS
      INVESTMENT PORTFOLIOS,
      TECHNOLOGY GROWTH
      PORTFOLIO

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            14   Notes to Financial Statements

                            20   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  THE PORTFOLIO

                                                 Dreyfus Investment Portfolios,
                                                    Technology Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Investment Portfolios, Technology Growth Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the primary portfolio manager, Mark Herskovitz.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmarks?

For the six-month period ended June 30, 2003, the portfolio's Initial shares produced a 24.87% total return, and its Service shares produced a 24.69% total return.(1) The portfolio' s benchmarks, the Morgan Stanley High Technology 35 Index (the "MS High Tech 35 Index") and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced total returns of 27.74% and 11.75% , respectively, over the same period.(2,3)

The portfolio and the stock market's technology sector benefited from improving investor sentiment during the reporting period. As attention shifted from the war in Iraq to the possibility of greater economic growth, stocks rallied strongly. Technology stocks produced particularly strong gains as investors flocked to the most beaten down shares. The portfolio's returns outperformed that of the S&P 500 Index, but underperformed that of the MS High Tech 35 Index, primarily because of our focus on higher-quality stocks at a time when more speculative technology companies produced greater gains.

WHAT IS THE PORTFOLIO'S INVESTMENT APPROACH?

The portfolio seeks capital appreciation by investing in growth companies of any size that we believe are leading producers or beneficiaries of technological
innovation.   These   investments   may  include  companies  in  the  computer,
semiconductor, electronics, communications, health care, biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors. The more attractive sectors are overweighted. Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market

                                                                The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

segments and are characterized by rapid earnings or revenue growth and dominant market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain their leadership positions over time.

This process enables us to identify the stocks of what we believe are leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe will lead their industry segments over the long term. We complement these positions with non-core holdings that we believe can provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings or revenue growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings ("IPOs").

What other factors influenced the portfolio's performance?

Technology stocks tend to be more economically sensitive than many other types of stocks. They rallied particularly strongly as investors' economic expectations improved. In addition, technology stocks rebounded sharply during the market rally because they had declined so severely in the bear market, and many investors took advantage of what they considered to be attractive prices.

In this economic environment, we continue to focus on leading, high-quality technology companies that we believe are able to withstand periods of weakness. We have seen little evidence that business fundamentals have improved for the technology sector, and we refrained from shifting assets to more speculative stocks. While this relatively cautious posture may have held back returns during the reporting period, we believe that it remains a prudent long-term approach.

Despite our cautious stance, the portfolio received strong performance contributions from several subsectors in the technology sector. The portfolio's relatively heavy exposure to information technology stocks boosted returns, led by billing outsourcer Amdocs. Computer peripheral manufacturers, such as EMC Corp., Western Digital and Network Appliance, performed well. Semiconductor stocks, such as Linear Technologies, Intel and NVIDIA, also produced solid
gains.    However,

the strongest contributions to the portfolio's relative performance came from telecommunications equipment companies, including longstanding fund holding UTStarcom.

On the other hand, the portfolio received disappointing results from the Internet sector, largely because it was not invested in some of the more speculative stocks that performed particularly well despite what we regarded as unfavorable fundamentals. Similarly, the fund's consumer discretionary stocks lagged the returns because the portfolio did not own one of the largest stocks in the sector.

WHAT IS THE PORTFOLIO'S CURRENT STRATEGY?

While we remain focused primarily on leader companies in the technology sector, we have begun to explore opportunities in more non-traditional areas. For example, we recently established a position in biotechnology leader Genentech. Although traditionally considered part of the health care sector, we believe that companies such as Genentech feature some of the characteristics of successful technology companies, including fundamentally strong growth and innovations in new product development stemming from scientific advances

July 15, 2003

     THE  PORTFOLIO IS ONLY  AVAILABLE AS A FUNDING  VEHICLE  UNDER VARIOUS
     LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS INVESTMENT PORTFOLIOS, TECHNOLOGY GROWTH PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER
     FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

   The portfolio's share price is likely to be more volatile than that of portfolios that do not concentrate in one sector. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile segments of the market.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)


COMMON STOCKS--94.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--4.8%

Amgen                                                                                            27,200  (a)           1,807,168

Genentech                                                                                        27,200  (a)           1,961,664

                                                                                                                       3,768,832

COMPUTER SEVICES--3.8%

Automatic Data Processing                                                                        35,000                1,185,100

First Data                                                                                       43,000                1,781,920

                                                                                                                       2,967,020

DATA STORAGE--9.8%

EMC                                                                                             171,500  (a)           1,795,605

Emulex                                                                                           70,000  (a)           1,593,900

Network Appliance                                                                               140,000  (a)           2,269,400

QLogic                                                                                           19,000  (a)             918,270

Western Digital                                                                                 110,100  (a)           1,134,030

                                                                                                                       7,711,205

HARDWARE--5.8%

Dell Computer                                                                                    95,500  (a)           3,052,180

International Business Machines                                                                  18,500                1,526,250

                                                                                                                       4,578,430

HEALTH CARE--2.0%

Zimmer Holdings                                                                                  35,900  (a)           1,617,295

INTERNET--3.1%

Apollo Group, Cl. A                                                                              15,500  (a)             957,280

eBay                                                                                             14,300  (a)           1,489,774

                                                                                                                       2,447,054

NETWORKING--3.7%

Cisco Systems                                                                                   175,500  (a)           2,929,095

PHARMACEUTICAL--2.1%

Teva Pharmaceutical Industries, ADR                                                              29,000                1,650,970

SEMICONDUCTORS--16.8%

Intel                                                                                           124,500                2,587,608

Linear Technology                                                                                47,000                1,513,870

Microchip Technology                                                                             85,000  (b)           2,093,550

NVIDIA                                                                                           74,000  (a)           1,702,740

STMicroelectronics, ADR                                                                          53,500                1,112,265

Taiwan Semiconductor                                                                          1,400,000  (a)           2,309,028


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS (CONTINUED)

Texas Instruments                                                                                68,000                1,196,800

United Microelectronics, ADR                                                                    200,000  (a)             750,000

                                                                                                                      13,265,861

SEMICONDUCTOR EQUIPMENT--7.0%

Applied Materials                                                                               105,000  (a)           1,665,300

KLA-Tencor                                                                                       35,500  (a)           1,650,395

Novellus Systems                                                                                 39,500  (a)           1,446,529

Teradyne                                                                                         45,000  (a)             778,950

                                                                                                                       5,541,174

SOFTWARE--18.7%

Adobe Systems                                                                                    41,000                1,314,870

BEA Systems                                                                                     143,500  (a)           1,558,410

Business Objects, ADR                                                                            66,500  (a)           1,459,675

Electronic Arts                                                                                  26,000  (a)           1,923,740

Microsoft                                                                                        54,500                1,395,745

Oracle                                                                                          135,000  (a)           1,622,700

PeopleSoft                                                                                       51,000  (a)             897,090

SAP, ADR                                                                                         52,500                1,534,050

Symantec                                                                                         34,000  (a)           1,491,240

VERITAS Software                                                                                 52,800  (a)           1,513,776

                                                                                                                      14,711,296

TELECOMMUNICATION EQUIPMENT--13.4%

ADTRAN                                                                                           32,500  (a)           1,666,925

Amdocs                                                                                           69,000  (a)           1,656,000

Corning                                                                                         154,000  (a)           1,138,060

Inter-Tel                                                                                        10,000                  212,200

JDS Uniphase                                                                                    153,500  (a)             538,785

Nokia Oyj, ADR                                                                                   86,000                1,412,980

UTStarcom                                                                                       112,000  (a,b)         3,983,840

                                                                                                                      10,608,790

UTILITIES--3.6%

SBC Communications                                                                               56,500                1,443,575

Verizon Communications                                                                           34,800                1,372,860

                                                                                                                       2,816,435

TOTAL COMMON STOCKS

   (cost $71,583,527)                                                                                                 74,613,457

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

OTHER INVESTMENTS--6.5%                                                                          Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     1,693,573  (c)           1,693,573

Dreyfus Institutional Cash Advantage Plus Fund                                                1,693,573  (c)           1,693,573

Dreyfus Institutional Preferred Plus Money Market Fund                                        1,693,572  (c)           1,693,572

TOTAL OTHER INVESTMENTS

   (cost $5,080,718)                                                                                                   5,080,718
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL
   FOR SECURITIES LOANED--5.9%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund

   (cost $4,677,650)                                                                          4,677,650                4,677,650
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $81,341,895)                                                              107.0%              84,371,825

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (7.0%)             (5,496,153)

NET ASSETS                                                                                        100.0%              78,875,672

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURIIES  ARE ON LOAN.  AT JUNE 30,  2003,  THE
     TOTAL MARKET VALUE OF THE PORTFOLIO'S  SECURITIES ON LOAN IS $4,489,371 AND
     THE  TOTAL  MARKET  VALUE  OF  THE  COLLATERAL  HELD  BY THE  PORTFOLIO  IS
     $4,677,650.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).




STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities
   loaned valued at $4,489,371)--Note 1(c)               81,341,895  84,371,825

Cash                                                                     54,985

Receivable for investment securities sold                               808,208

Receivable for shares of Beneficial Interest subscribed                  17,534

Dividends and interest receivable                                        12,338

Prepaid expenses                                                          4,348

                                                                     85,269,238
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            54,049

Liabilities for securities loaned--Note 1(c)                          4,677,650

Payable for investment securities purchased                           1,346,900

Payable for shares of Beneficial Interest redeemed                      286,343

Accrued expenses                                                         28,624

                                                                      6,393,566
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       78,875,672
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     204,986,841

Accumulated investment (loss)--net                                     (133,440)

Accumulated net realized gain (loss) on investments                (129,007,659)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                    3,029,930
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       78,875,672

NET ASSET VALUE PER SHARE

                                               Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                     70,897,758       7,977,914

Shares Outstanding                                  9,880,542       1,120,308
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            7.18            7.12

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $6,996 foreign taxes withheld at source)        158,212

Income from securities lending                                           3,019

TOTAL INCOME                                                           161,231

EXPENSES:

Investment advisory fee--Note 3(a)                                     239,572

Professional fees                                                       17,587

Prospectus and shareholders' reports                                    16,415

Custodian fees--Note 3(b)                                                8,198

Distribution fees--Note 3(b)                                             7,980

Shareholder servicing costs--Note 3(b)                                   2,327

Trustees' fees and expenses--Note 3(c)                                   1,316

Miscellaneous                                                            1,276

TOTAL EXPENSES                                                         294,671

INVESTMENT (LOSS)--NET                                                (133,440)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments

  and foreign currency transactions                                 (4,053,334)

Net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                  18,769,204

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              14,715,870

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,582,430

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                             June 30, 2003           Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--Net                           (133,440)             (431,662)

Net realized gain (loss) on investments        (4,053,334)          (36,226,699)

Net unrealized appreciation
   (depreciation) on investments               18,769,204            (5,065,380)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   14,582,430           (41,723,741)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 12,755,246            16,271,555

Service shares                                  4,192,484             3,358,265

Cost of shares redeemed:

Initial shares                                 (7,647,566)          (20,523,037)

Service shares                                 (3,579,850)           (1,952,682)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             5,720,314            (2,845,899)

TOTAL INCREASE (DECREASE) IN NET ASSETS        20,302,744           (44,569,640)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            58,572,928           103,142,568

END OF PERIOD                                  78,875,672            58,572,928
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     1,953,800             2,099,395

Shares redeemed                                (1,252,572)           (2,930,315)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     701,228              (830,920)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       648,242               418,682

Shares redeemed                                  (540,595)             (268,398)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     107,647               150,284

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                               Six Months Ended                  Year Ended December 31,
                                                  June 30, 2003  -------------------------------------------------------------------
INITIAL SHARES                                      (Unaudited)             2002             2001           2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                    5.75               9.49            14.19          19.45          12.50

Investment Operations:

Investment (loss)--net                                    (.01)(b)           (.04)(b)         (.02)(b)       (.06)(b)       (.02)(b)

Net realized and unrealized
   gain (loss) on investments                             1.44              (3.70)           (4.68)         (5.18)          6.97

Total from Investment Operations                          1.43              (3.74)           (4.70)         (5.24)          6.95

Distributions:

Dividends from net realized
   gain on investments                                      --                 --               --           (.02)            --

Net asset value, end of period                            7.18               5.75             9.49          14.19          19.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         24.87(c)          (39.41)          (33.12)        (26.98)         55.60(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .45(c)             .89              .87            .84            .36(c)

Ratio of net investment (loss)

   to average net assets                                  (.19)(c)           (.53)            (.15)          (.30)          (.14)(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                  --                 --               --             --            .09(c)

Portfolio Turnover Rate                                  23.68(c)           91.47            86.25         121.88          20.01(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   70,898             52,786           94,992        139,547         65,707

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                                 Six Months Ended                            Year Ended December 31,
                                                                    June 30, 2003        -------------------------------------------
SERVICE SHARES                                                        (Unaudited)              2002          2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                        5.71               9.45           14.19           14.19

Investment Operations:

Investment (loss)--net                                                      (.02)(b)           (.05)(b)        (.05)(b)          --

Net realized and unrealized
   gain (loss) on investments                                               1.43              (3.69)          (4.69)             --

Total from Investment Operations                                            1.41              (3.74)          (4.74)             --

Net asset value, end of period                                              7.12               5.71            9.45           14.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                           24.69(c)          (39.58)         (33.40)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .57(c)            1.12            1.20              --

Ratio of net investment (loss)

   to average net assets                                                    (.32)(c)           (.77)           (.60)             --

Portfolio Turnover Rate                                                    23.68(c)           91.47           86.25          121.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      7,978              5,787           8,151               1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Technology Growth Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital appreciation. The Dreyfus Corporation (the
"Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and


                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $119,673,831 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $10,860,287 of the carryover expires in fiscal 2008, $68,467,967 expires in fiscal 2009 and $40,345,577 expires in fiscal 2010.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $7,980 pursuant to the Plan.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $101 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $8,198 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended June 30, 2003, the portfolio derived $18,350 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $19,197,390 and $14,514,922, respectively.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$3,029,930,   consisting   of  $10,309,733  gross  unrealized  appreciation  and
$7,279,803 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

PROXY RESULTS (Unaudited)

Dreyfus Investment Portfolios held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                    Shares
                                      ------------------------------------------

                                          Votes For      Authority Withheld
                                      ------------------------------------------

To elect additional Trustees:

   David W. Burke                        52,619,411               1,551,548

   Whitney I. Gerard                     52,648,375               1,522,584

   Arthur A. Hartman                     52,520,433               1,650,526

   George L. Perry                       52,560,201               1,610,758

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the fund after the shareholder meeting.


                  FOR MORE INFORMATION

                        DREYFUS INVESTMENT PORTFOLIOS,
                        TECHNOLOGY GROWTH PORTFOLIO
                        200 Park Avenue
                        New York, NY 10166

                        INVESTMENT ADVISER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  175SA0603



ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INVESTMENT PORTFOLIOS

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  August 14, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  August 14, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  August 14, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.